UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21497

AB CORPORATE SHARES

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: April 30, 2020

Date of reporting period: April 30, 2020

ITEM 1. REPORTS TO STOCKHOLDERS.

APR    04.30.20

ANNUAL REPORT

AB CORPORATE INCOME SHARES

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Corporate Income Shares (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB CORPORATE INCOME SHARES | 1

ANNUAL REPORT

June 9, 2020

This report provides management’s discussion of fund performance for AB Corporate Income Shares for the annual reporting period ended April 30, 2020. Please note, shares of this Fund are available only to separately managed accounts or participants in “wrap fee” programs or other investment programs approved by the Adviser.

The Fund’s investment objective is to earn high current income.

NAV RETURNS AS OF APRIL 30, 2020 (unaudited)

	6 Months	12 Months

AB CORPORATE INCOME SHARES	0.38%	8.65%

Bloomberg Barclays US Credit Bond Index	1.77%	9.37%

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg Barclays US Credit Bond Index, for the six- and 12-month periods ended April 30, 2020.

During the 12-month period, the Fund underperformed the benchmark. Security selection was the primary detractor, relative to the benchmark, mainly within the banking, energy, supranationals and real estate investment trusts (“REITs”) sectors. Yield-curve positioning in the three- to six-year parts of the curve contributed to performance, more than offsetting losses from positioning in the one- to two-year and longer-than-10-year parts of the curve. The Fund’s longer-than-benchmark duration was also positive, as rates rallied in the period. Industry exposure did not have a meaningful impact on performance during the period.

During the six-month period, the Fund underperformed the benchmark. Security selection detracted most, primarily within banking, REITs, energy and technology. Industry exposure detracted, due to positions in energy, REITs and several other small detractors, which more than offset gains in cash reserves and sovereigns. The Fund’s longer-than-benchmark duration contributed, as rates rallied in the period. Yield-curve positioning in the three- to six-year and seven- to 10-year parts of the curve also contributed, offsetting losses from one- to two-year and longer-than-10-year parts of the curve.

The Fund utilized derivatives in the form of futures and interest rate swaps for hedging purposes, and credit default swaps for investment purposes, which added to absolute returns for both periods.

2 | AB CORPORATE INCOME SHARES	abfunds.com

MARKET REVIEW AND INVESTMENT STRATEGY

Global fixed-income market returns were mixed over the 12-month period ended April 30, 2020. In July, the US Federal Reserve (the “Fed”) began a series of three 25-basis-point (b.p.) interest-rate cuts due to slowing global growth concerns. Numerous other central banks followed suit by lowering interest rates. The UK’s exit from the European Union and a US-China trade truce in January led markets higher until investor sentiment turned decidedly negative in March due to the spread of COVID-19. Investor uncertainty led to an unprecedented flight to quality as credit spreads on risk assets quickly widened to levels not seen since the 2008–2009 global financial crisis. The market rout was met by swift monetary and fiscal policy action. The Fed lowered interest rates 150 b.p. to zero, and most other major central banks followed suit with substantial rate cuts.

Markets began to recover in April as governments and central banks initiated over $9 trillion of monetary and fiscal stimulus measures to combat the economic fallout from the virus and governments began to relax social distancing and stay-at-home guidelines. Higher quality and longer maturity developed-market treasury returns were strong, along with US corporate bonds that rallied in April on the back of record new issuance. High-yield bonds had negative returns for the period, primarily from the March sell-off. Emerging-market returns fell as lower oil prices impacted emerging-market commodity exporters. The US dollar advanced against most developed- and emerging-market currencies. The Swiss franc and the yen, which are also considered safe haven currencies, advanced against the US dollar.

The Fund’s Senior Investment Management Team (the “Team”) continues to seek attractively priced securities through top-down and bottom-up research, while mitigating overall risk. The Team invests primarily in single-sector, investment-grade issues of global corporates, but has leeway to invest in below investment-grade bonds as well.

INVESTMENT POLICIES

The Fund invests, under normal circumstances, at least 80% of its net assets in US corporate bonds. The Fund may also invest in US government securities (other than US government securities that are mortgage-backed or asset-backed securities), repurchase agreements and forward contracts relating to US government securities. The Fund normally invests all of its assets in securities that are rated, at the time of purchase, at least BBB- or the equivalent. The Fund will not invest in unrated corporate debt securities. The Fund has the flexibility to invest in long- and short-term fixed-income securities. In making decisions about whether to buy or sell securities, the Adviser will consider, among other things, the strength of certain sectors of the fixed-income market relative to others, interest rates and other general market conditions and the credit quality of individual issuers.

(continued on next page)

abfunds.com	AB CORPORATE INCOME SHARES | 3

The Fund also may: invest in convertible debt securities; invest up to 10% of its assets in inflation-indexed securities; invest up to 5% of its net assets in preferred stock; purchase and sell interest rate futures contracts and options; enter into swap transactions; invest in zero-coupon securities and “payment-in-kind” debentures; make secured loans of portfolio securities; and invest in US dollar-denominated fixed-income securities issued by non-US companies.

4 | AB CORPORATE INCOME SHARES	abfunds.com

DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays US Credit Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a fund. The Bloomberg Barclays US Credit Bond Index represents the performance of the US credit securities within the US fixed-income market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have and may in the future have an adverse effect on the Fund’s investments and net asset value and can lead to increased market volatility. For example, any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the Fund’s portfolio companies. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

abfunds.com	AB CORPORATE INCOME SHARES | 5

DISCLOSURES AND RISKS (continued)

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 227 4618. The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance assumes reinvestment of distributions and does not account for taxes.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus and/or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

6 | AB CORPORATE INCOME SHARES	abfunds.com

HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

4/30/2010 TO 4/30/2020

This chart illustrates the total value of an assumed $10,000 investment in AB Corporate Income Shares (from 4/30/2010 to 4/30/2020) as compared to the performance of the Fund’s benchmark.

abfunds.com	AB CORPORATE INCOME SHARES | 7

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2020 (unaudited)

NAV Returns

1 Year	8.65%

5 Years	4.23%

10 Years	5.30%

AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2020 (unaudited)

NAV Returns

1 Year	3.13%

5 Years	2.90%

10 Years	4.89%

The prospectus fee table shows the fees and the total operating expenses of the Fund as 0.00% because the Adviser does not charge any fees or expenses and reimburses Fund operating expenses, except certain extraordinary expenses, taxes, brokerage costs and the interest on borrowings or certain leveraged transactions. Participants in a wrap fee program or other investment program eligible to invest in the Fund pay fees to the program sponsor and should review the program brochure or other literature provided by the sponsor for a discussion of fees and expenses charged.

8 | AB CORPORATE INCOME SHARES	abfunds.com

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you may incur various ongoing non-operating and extraordinary costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020	Expenses Paid During Period*		Annualized Expense Ratio*
Actual	$1,000	$1,003.80	$	– 0 –	0.00%
Hypothetical**	$1,000	$1,024.86	$	– 0 –	0.00%

*

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). The Fund’s operating expenses are borne by the Adviser or its affiliates.

**	Assumes 5% annual return before expenses.

abfunds.com	AB CORPORATE INCOME SHARES | 9

PORTFOLIO SUMMARY

April 30, 2020 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $114.5

1

All data are as of April 30, 2020. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

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PORTFOLIO OF INVESTMENTS

April 30, 2020

	Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADE – 92.7%
Industrial – 50.1%
Basic – 2.4%
Anglo American Capital PLC 5.375%, 04/01/2025(a)	$315	$337,913
Celulosa Arauco y Constitucion SA 4.25%, 04/30/2029(a)	246	234,622
4.50%, 08/01/2024	200	202,125
DuPont de Nemours, Inc. 5.419%, 11/15/2048	58	74,705
Glencore Funding LLC
4.125%, 05/30/2023(a)	125	127,416
4.625%, 04/29/2024(a)	175	183,720
Inversiones CMPC SA 3.85%, 01/13/2030(a)	210	203,700
LYB International Finance III LLC 2.875%, 05/01/2025	340	343,733
LyondellBasell Industries NV 4.625%, 02/26/2055	102	107,907
Reliance Steel & Aluminum Co. 4.50%, 04/15/2023	848	877,460
Sherwin-Williams Co. (The) 3.125%, 06/01/2024	62	65,174

		2,758,475

Capital Goods – 1.3%
General Electric Co. 3.45%, 05/01/2027	26	26,471
3.625%, 05/01/2030	42	42,206
4.25%, 05/01/2040	130	130,395
5.875%, 01/14/2038	274	312,719
Series G
3.10%, 01/09/2023	374	380,668
Masco Corp. 4.45%, 04/01/2025	508	535,178

		1,427,637

Communications - Media – 5.5%
Charter Communications Operating LLC/Charter Communications Operating Capital 5.125%, 07/01/2049	249	298,217
5.375%, 05/01/2047	374	451,844
Comcast Corp. 3.25%, 11/01/2039	410	446,605
3.90%, 03/01/2038	215	250,666
4.60%, 10/15/2038	85	107,053
4.65%, 07/15/2042	375	478,166
6.45%, 03/15/2037	329	479,185

abfunds.com	AB CORPORATE INCOME SHARES | 11

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Fox Corp. 3.05%, 04/07/2025	$23	$24,400
5.576%, 01/25/2049	270	368,113
Interpublic Group of Cos., Inc. (The) 4.75%, 03/30/2030	178	184,349
Omnicom Group, Inc. 4.20%, 06/01/2030	93	98,788
Prosus NV 3.68%, 01/21/2030(a)	210	209,934
Time Warner Entertainment Co. LP 8.375%, 03/15/2023	987	1,141,485
ViacomCBS, Inc. 3.50%, 01/15/2025	21	21,181
3.70%, 06/01/2028	332	330,616
Walt Disney Co. (The) 3.35%, 03/24/2025	131	142,946
4.00%, 10/01/2023	40	43,607
5.40%, 10/01/2043	180	246,222
6.15%, 02/15/2041	110	158,445
6.40%, 12/15/2035	161	231,905
8.875%, 04/26/2023	125	152,434
Weibo Corp. 3.50%, 07/05/2024	373	378,362

		6,244,523

Communications - Telecommunications – 3.3%
AT&T, Inc. 4.30%, 02/15/2030	234	263,552
4.75%, 05/15/2046	89	102,688
4.85%, 03/01/2039-07/15/2045	194	223,264
5.35%, 09/01/2040	415	501,399
5.45%, 03/01/2047	168	212,921
6.55%, 01/15/2028-02/15/2039	350	458,307
Corning, Inc. 4.75%, 03/15/2042	465	530,184
Rogers Communications, Inc. 4.50%, 03/15/2043	4	4,691
Verizon Communications, Inc. 4.272%, 01/15/2036	586	702,069
4.862%, 08/21/2046	571	773,631

		3,772,706

Consumer Cyclical - Automotive – 2.3%
BMW US Capital LLC 3.90%, 04/09/2025(a)	270	286,397
General Motors Co. 5.95%, 04/01/2049	95	80,719
General Motors Financial Co., Inc. 3.25%, 01/05/2023	921	873,946

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

3.50%, 11/07/2024	$599	$551,469
4.15%, 06/19/2023	116	112,523
4.30%, 07/13/2025	314	295,107
Hyundai Capital America 5.875%, 04/07/2025(a)	160	170,376
Lear Corp. 3.50%, 05/30/2030	82	70,492
3.80%, 09/15/2027	246	228,163

		2,669,192

Consumer Cyclical - Entertainment – 0.3%
Carnival Corp. 11.50%, 04/01/2023(a)	361	377,101

Consumer Cyclical - Other – 1.1%
Las Vegas Sands Corp. 2.90%, 06/25/2025	695	646,753
3.20%, 08/08/2024	573	556,847
Marriott International, Inc./MD Series EE 5.75%, 05/01/2025	53	55,410

		1,259,010

Consumer Cyclical - Restaurants – 0.6%
McDonald’s Corp. 3.30%, 07/01/2025	74	80,704
4.70%, 12/09/2035	305	380,613
Starbucks Corp. 4.50%, 11/15/2048	225	266,179

		727,496

Consumer Cyclical - Retailers – 1.3%
Advance Auto Parts, Inc. 3.90%, 04/15/2030(a)	385	386,116
Dollar General Corp. 3.25%, 04/15/2023	61	64,551
Home Depot, Inc. (The) 5.875%, 12/16/2036	40	57,652
Ross Stores, Inc. 4.60%, 04/15/2025	132	144,162
5.45%, 04/15/2050	215	245,508
TJX Cos., Inc. (The) 3.50%, 04/15/2025	66	71,190
4.50%, 04/15/2050	105	129,229
VF Corp. 2.40%, 04/23/2025	88	89,470
2.80%, 04/23/2027	101	103,602
2.95%, 04/23/2030	170	175,573

		1,467,053

abfunds.com	AB CORPORATE INCOME SHARES | 13

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 10.1%
AbbVie, Inc. 4.05%, 11/21/2039(a)	$80	$89,169
4.25%, 11/21/2049(a)	135	155,671
4.40%, 11/06/2042	185	217,057
4.875%, 11/14/2048	375	468,686
Altria Group, Inc. 4.80%, 02/14/2029	288	322,013
5.95%, 02/14/2049	190	238,083
Amgen, Inc. 3.375%, 02/21/2050	215	234,505
4.663%, 06/15/2051	240	313,891
Anheuser-Busch InBev Finance, Inc. 4.70%, 02/01/2036	320	355,267
Anheuser-Busch InBev Worldwide, Inc. 4.60%, 04/15/2048-06/01/2060	323	357,612
4.95%, 01/15/2042	490	561,270
BAT Capital Corp. 4.39%, 08/15/2037	250	254,967
Baxter International, Inc. 3.75%, 10/01/2025(a)	215	239,936
Biogen, Inc. 5.20%, 09/15/2045	374	487,419
Bristol-Myers Squibb Co. 4.55%, 02/20/2048(a)	445	598,445
Cigna Corp. 3.00%, 07/15/2023(a)	71	73,922
4.80%, 08/15/2038	377	458,971
4.80%, 07/15/2046(a)	263	326,215
7.875%, 05/15/2027(a)	53	69,313
CommonSpirit Health 4.35%, 11/01/2042	44	42,177
CVS Health Corp. 3.875%, 07/20/2025	308	337,688
4.10%, 03/25/2025	45	49,632
4.78%, 03/25/2038	727	859,547
Danaher Corp. 4.375%, 09/15/2045	260	319,667
Gilead Sciences, Inc. 4.50%, 02/01/2045	170	219,667
4.80%, 04/01/2044	145	192,959
5.65%, 12/01/2041	105	150,779
Kraft Heinz Foods Co. 3.95%, 07/15/2025	480	504,533
Leggett & Platt, Inc. 4.40%, 03/15/2029	773	801,578
Mylan, Inc. 4.20%, 11/29/2023	1,177	1,227,787

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Perrigo Finance Unlimited Co. 4.375%, 03/15/2026	$420	$448,703
Smithfield Foods, Inc. 3.35%, 02/01/2022(a)	65	63,367
Sysco Corp. 5.65%, 04/01/2025	46	51,582
Thermo Fisher Scientific, Inc. 4.133%, 03/25/2025	116	130,913
Wyeth LLC 5.95%, 04/01/2037	188	275,010
Zimmer Biomet Holdings, Inc. 3.05%, 01/15/2026	92	92,315

		11,590,316

Energy – 8.6%
Boardwalk Pipelines LP 4.80%, 05/03/2029	304	267,605
BP Capital Markets America, Inc. 3.00%, 02/24/2050	215	204,643
3.194%, 04/06/2025	206	216,300
Columbia Pipeline Group, Inc. 4.50%, 06/01/2025	867	921,976
Ecopetrol SA 5.875%, 09/18/2023-05/28/2045	89	87,254
Enable Midstream Partners LP 5.00%, 05/15/2044	41	25,962
Energy Transfer Operating LP 4.20%, 04/15/2027	47	44,115
5.875%, 01/15/2024	539	559,584
6.25%, 04/15/2049	295	290,088
Eni SpA 4.25%, 05/09/2029(a)	247	252,301
Enterprise Products Operating LLC 3.70%, 01/31/2051	210	198,131
3.75%, 02/15/2025	140	148,996
3.90%, 02/15/2024	59	62,457
4.20%, 01/31/2050	320	325,795
4.80%, 02/01/2049	85	92,732
4.90%, 05/15/2046	45	48,672
EOG Resources, Inc. 4.375%, 04/15/2030	74	82,392
Equinor ASA 2.875%, 04/06/2025	320	335,280
Exxon Mobil Corp. 2.992%, 03/19/2025	279	297,944
4.114%, 03/01/2046	524	623,775
Husky Energy, Inc. 4.40%, 04/15/2029	475	385,862

abfunds.com	AB CORPORATE INCOME SHARES | 15

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Marathon Petroleum Corp. 5.125%, 12/15/2026	$370	$375,461
Newfield Exploration Co. 5.375%, 01/01/2026	610	425,274
Noble Energy, Inc. 6.00%, 03/01/2041	113	90,010
ONEOK, Inc. 2.75%, 09/01/2024	99	89,489
3.10%, 03/15/2030	290	234,923
5.20%, 07/15/2048	295	261,131
Plains All American Pipeline LP/PAA Finance Corp. 3.55%, 12/15/2029	146	124,570
3.60%, 11/01/2024	461	434,068
Sabine Pass Liquefaction LLC 5.625%, 04/15/2023	843	879,156
Shell International Finance BV 2.375%, 04/06/2025	116	119,683
Sunoco Logistics Partners Operations LP 3.90%, 07/15/2026	170	159,278
5.35%, 05/15/2045	145	129,365
TransCanada PipeLines Ltd. 4.75%, 05/15/2038	50	53,695
Transcontinental Gas Pipe Line Co. LLC 7.85%, 02/01/2026	325	381,518
Valero Energy Corp. 2.85%, 04/15/2025	280	278,404
7.50%, 04/15/2032	225	276,129

		9,784,018

Other Industrial – 0.2%
Alfa SAB de CV 5.25%, 03/25/2024(a)	200	198,865

Services – 1.4%
Booking Holdings, Inc. 4.10%, 04/13/2025	54	57,251
4.625%, 04/13/2030	215	238,558
eBay, Inc. 2.75%, 01/30/2023	62	63,813
3.60%, 06/05/2027	265	286,502
Expedia Group, Inc. 6.25%, 05/01/2025(a)	179	182,938
IHS Markit Ltd. 4.00%, 03/01/2026(a)	76	80,734
Moody’s Corp. 3.75%, 03/24/2025	165	179,028
5.25%, 07/15/2044	255	345,760

16 | AB CORPORATE INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Verisk Analytics, Inc. 5.50%, 06/15/2045	$165	$217,465

		1,652,049

Technology – 10.0%
Analog Devices, Inc. 2.95%, 04/01/2025	36	37,614
Apple, Inc. 4.45%, 05/06/2044	620	812,485
Autodesk, Inc. 3.50%, 06/15/2027	605	663,866
Baidu, Inc. 3.075%, 04/07/2025	265	270,752
Broadcom Corp./Broadcom Cayman Finance Ltd. 2.65%, 01/15/2023	857	873,052
3.625%, 01/15/2024	251	262,363
3.875%, 01/15/2027	205	213,901
Broadcom, Inc. 3.625%, 10/15/2024(a)	265	279,199
4.25%, 04/15/2026(a)	549	589,791
CA, Inc. 3.60%, 08/15/2022	837	848,626
Dell International LLC/EMC Corp. 4.90%, 10/01/2026(a)	411	426,602
6.02%, 06/15/2026(a)	386	418,451
Fiserv, Inc. 4.40%, 07/01/2049	215	260,907
Intel Corp. 4.90%, 07/29/2045	195	271,210
KLA Corp. 3.30%, 03/01/2050	215	213,228
Lam Research Corp. 2.875%, 06/15/2050	273	272,282
3.75%, 03/15/2026	142	158,782
4.875%, 03/15/2049	415	559,507
Microchip Technology, Inc. 3.922%, 06/01/2021	175	177,742
Microsoft Corp. 4.50%, 10/01/2040	429	567,777
NXP BV/NXP Funding LLC/NXP USA, Inc. 2.70%, 05/01/2025(a)	24	24,262
3.15%, 05/01/2027(a)	180	182,302
4.30%, 06/18/2029(a)	260	276,156
Oracle Corp. 2.50%, 04/01/2025	210	221,531
3.85%, 04/01/2060	94	108,774

abfunds.com	AB CORPORATE INCOME SHARES | 17

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

4.00%, 11/15/2047	$310	$369,049
6.125%, 07/08/2039	254	371,945
QUALCOMM, Inc. 4.30%, 05/20/2047	308	373,789
Seagate HDD Cayman 4.75%, 01/01/2025	19	19,636
4.875%, 03/01/2024	485	504,318
Tech Data Corp. 3.70%, 02/15/2022	432	426,440
VMware, Inc. 3.90%, 08/21/2027	422	431,913

		11,488,252

Transportation - Airlines – 0.2%
Southwest Airlines Co. 5.25%, 05/04/2025	190	189,202

Transportation - Railroads – 0.3%
Burlington Northern Santa Fe LLC 4.55%, 09/01/2044	85	106,318
CSX Corp. 3.80%, 04/15/2050	12	13,864
Union Pacific Corp. 3.839%, 03/20/2060(a)	200	222,862

		343,044

Transportation - Services – 1.2%
Aviation Capital Group LLC 3.875%, 05/01/2023(a)	215	178,506
4.375%, 01/30/2024(a)	230	207,994
ERAC USA Finance LLC 3.85%, 11/15/2024(a)	145	148,927
FedEx Corp. 3.80%, 05/15/2025	63	67,544
4.05%, 02/15/2048	246	242,406
Penske Truck Leasing Co. Lp/PTL Finance Corp. 3.90%, 02/01/2024(a)	300	309,870
United Parcel Service, Inc. 3.40%, 09/01/2049	231	259,759

		1,415,006

		57,363,945

Financial Institutions – 37.5%
Banking – 22.9%
Banco Santander SA 5.179%, 11/19/2025	400	433,908
Bank of America Corp. 2.592%, 04/29/2031	455	467,067
Series L 3.95%, 04/21/2025	1,134	1,221,091

18 | AB CORPORATE INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series X 6.25%, 09/05/2024(b)	$175	$182,038
Series Z 6.50%, 10/23/2024(b)	53	57,198
Barclays PLC 5.20%, 05/12/2026	635	686,289
BBVA Bancomer SA/Texas 5.875%, 09/13/2034(a)	330	289,575
BBVA USA 3.875%, 04/10/2025	481	486,969
BPCE SA 5.15%, 07/21/2024(a)	200	214,236
Capital One Financial Corp. 3.75%, 07/28/2026	570	562,362
Citigroup, Inc. 3.106%, 04/08/2026	850	890,026
3.875%, 03/26/2025	441	470,503
4.45%, 09/29/2027	635	696,112
5.50%, 09/13/2025	595	681,477
Citizens Financial Group, Inc. 4.30%, 12/03/2025	895	957,757
Commonwealth Bank of Australia 4.50%, 12/09/2025(a)	415	445,067
Cooperatieve Rabobank UA 3.75%, 07/21/2026	525	552,909
Credit Suisse Group AG 4.194%, 04/01/2031(a)	265	288,808
Deutsche Bank AG/New York NY 3.30%, 11/16/2022	334	328,389
3.95%, 02/27/2023	635	633,139
3.961%, 11/26/2025	555	542,851
Discover Bank 4.682%, 08/09/2028	385	393,220
Discover Financial Services 4.10%, 02/09/2027	670	671,280
DNB Bank ASA 6.50%, 03/26/2022(a)(b)	200	202,584
Goldman Sachs Group, Inc. (The) 3.50%, 04/01/2025	138	147,151
3.75%, 05/22/2025	225	240,916
4.25%, 10/21/2025	325	346,973
4.411%, 04/23/2039	148	167,791
5.95%, 01/15/2027	40	47,551
HSBC Holdings PLC 4.25%, 08/18/2025	432	461,540
4.95%, 03/31/2030	205	242,952
6.875%, 06/01/2021(b)	205	205,303

abfunds.com	AB CORPORATE INCOME SHARES | 19

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

ING Groep NV 6.875%, 04/16/2022(a)(b)	$200	$199,842
Intesa Sanpaolo SpA Series XR 3.25%, 09/23/2024(a)	650	641,634
JPMorgan Chase & Co. 2.083%, 04/22/2026	280	283,931
3.882%, 07/24/2038	557	629,867
8.00%, 04/29/2027	530	712,394
Series FF 5.00%, 08/01/2024(b)	175	163,905
Series HH 4.60%, 02/01/2025(b)	135	121,511
Lloyds Banking Group PLC 3.87%, 07/09/2025	265	278,756
4.50%, 11/04/2024	592	629,189
4.582%, 12/10/2025	200	216,188
Mizuho Financial Group Cayman 3 Ltd. 4.60%, 03/27/2024(a)	1,295	1,374,630
Morgan Stanley 2.188%, 04/28/2026	143	144,682
3.622%, 04/01/2031	145	159,638
3.95%, 04/23/2027	345	368,205
Series F 3.875%, 04/29/2024	55	59,265
Royal Bank of Scotland Group PLC 5.125%, 05/28/2024	591	627,151
6.10%, 06/10/2023	724	781,334
6.125%, 12/15/2022	247	264,137
Santander Holdings USA, Inc. 3.244%, 10/05/2026	65	62,599
3.40%, 01/18/2023	239	240,606
4.40%, 07/13/2027	576	583,885
4.50%, 07/17/2025	577	593,589
Santander UK Group Holdings PLC 4.75%, 09/15/2025(a)	390	407,429
Societe Generale SA 4.25%, 04/14/2025(a)	243	251,396
4.75%, 11/24/2025(a)	200	211,418
State Street Corp. 3.152%, 03/30/2031(a)	29	31,721
Truist Bank 3.30%, 05/15/2026	279	296,594
UBS Group AG 7.125%, 08/10/2021(a)(b)	205	207,501
Wells Fargo & Co. 2.188%, 04/30/2026	245	246,590

20 | AB CORPORATE INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

5.606%, 01/15/2044	$400	$518,172
Series G 4.30%, 07/22/2027	640	696,128

		26,218,919

Brokerage – 0.7%
Charles Schwab Corp. (The) 4.20%, 03/24/2025	196	220,823
Series G 5.375%, 06/01/2025(b)	129	133,029
Jefferies Financial Group, Inc. 5.50%, 10/18/2023	454	476,904

		830,756

Finance – 1.5%
Aircastle Ltd. 4.40%, 09/25/2023	342	301,812
GE Capital International Funding Co. Unlimited Co. 4.418%, 11/15/2035	275	286,569
Harborwalk Funding Trust 5.077%, 02/15/2069(a)	170	201,419
International Lease Finance Corp. 5.875%, 08/15/2022	867	837,219
Synchrony Financial 4.25%, 08/15/2024	58	56,458

		1,683,477

Insurance – 3.6%
Aetna, Inc. 3.875%, 08/15/2047	175	190,407
Allstate Corp. (The) Series B 5.75%, 08/15/2053	260	261,703
American International Group, Inc. 3.75%, 07/10/2025	280	299,009
Guardian Life Insurance Co. of America (The) 3.70%, 01/22/2070(a)	210	218,618
Humana, Inc. 4.50%, 04/01/2025	270	301,736
MetLife Capital Trust IV 7.875%, 12/15/2037(a)	150	184,538
MetLife, Inc.
Series C 5.25%, 06/15/2020(b)	205	187,175
Series D 5.875%, 03/15/2028(b)	170	174,971
Nationwide Mutual Insurance Co. 9.375%, 08/15/2039(a)	120	199,314
New York Life Insurance Co. 4.45%, 05/15/2069(a)	180	228,078

abfunds.com	AB CORPORATE INCOME SHARES | 21

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Peachtree Corners Funding Trust 3.976%, 02/15/2025(a)	$110	$115,111
Prudential Financial, Inc. 5.20%, 03/15/2044	437	437,179
5.375%, 05/15/2045	260	264,540
5.625%, 06/15/2043	474	489,196
5.875%, 09/15/2042	235	246,705
Voya Financial, Inc. 5.65%, 05/15/2053	335	330,732

		4,129,012

REITS – 8.8%
Alexandria Real Estate Equities, Inc. 3.45%, 04/30/2025	87	92,787
4.70%, 07/01/2030	240	279,691
American Homes 4 Rent LP 4.25%, 02/15/2028	5	4,974
American Tower Corp. 3.125%, 01/15/2027	275	291,033
5.00%, 02/15/2024	375	419,621
Digital Realty Trust LP 4.45%, 07/15/2028	255	287,479
EPR Properties 4.95%, 04/15/2028	5	4,256
5.25%, 07/15/2023	175	156,893
Equinix, Inc. 5.875%, 01/15/2026	425	444,520
Essex Portfolio LP 3.375%, 01/15/2023	125	125,935
GLP Capital LP/GLP Financing II, Inc. 5.25%, 06/01/2025	323	317,328
5.375%, 04/15/2026	114	113,569
5.75%, 06/01/2028	220	216,720
Healthpeak Properties, Inc. 3.25%, 07/15/2026	51	51,222
3.50%, 07/15/2029	105	104,787
Host Hotels & Resorts LP Series E 4.00%, 06/15/2025	728	703,284
Kilroy Realty LP 3.45%, 12/15/2024	40	41,081
Kimco Realty Corp. 2.80%, 10/01/2026	95	90,742
LifeStorage LP/CA 3.50%, 07/01/2026	680	690,635
Omega Healthcare Investors, Inc. 4.50%, 01/15/2025	108	106,327
5.25%, 01/15/2026	1,208	1,216,372

22 | AB CORPORATE INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Prologis LP 3.00%, 04/15/2050	$215	$217,432
Regency Centers LP 3.75%, 06/15/2024	33	33,641
4.125%, 03/15/2028	195	205,916
Sabra Health Care LP 4.80%, 06/01/2024	710	689,872
5.125%, 08/15/2026	565	547,604
Service Properties Trust 4.65%, 03/15/2024	1,135	964,932
SITE Centers Corp. 4.70%, 06/01/2027	260	264,490
Spirit Realty LP 4.00%, 07/15/2029	132	116,596
4.45%, 09/15/2026	238	234,156
VEREIT Operating Partnership LP 4.60%, 02/06/2024	1,036	1,031,866
WP Carey, Inc. 4.60%, 04/01/2024	44	45,835

		10,111,596

		42,973,760

Utility – 5.1%
Electric – 4.7%
Abu Dhabi National Energy Co. PJSC 4.375%, 04/23/2025(a)	215	228,236
Berkshire Hathaway Energy Co. 4.05%, 04/15/2025(a)	199	223,449
4.25%, 10/15/2050(a)	25	31,991
6.125%, 04/01/2036	100	141,383
Consolidated Edison Co. of New York, Inc. Series 20B 3.95%, 04/01/2050	25	30,041
Dominion Energy, Inc. 3.90%, 10/01/2025	110	120,970
Duke Energy Corp. 4.20%, 06/15/2049	302	371,668
4.875%, 09/16/2024(b)	112	111,966
Empresas Publicas de Medellin ESP 4.25%, 07/18/2029 (a)	200	187,812
Enel Americas SA 4.00%, 10/25/2026	53	54,193
Enel Chile SA 4.875%, 06/12/2028	62	66,030
Entergy Louisiana LLC 2.90%, 03/15/2051	133	141,207
Exelon Corp. 3.497%, 06/01/2022	94	97,125

abfunds.com	AB CORPORATE INCOME SHARES | 23

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Florida Power & Light Co. 2.85%, 04/01/2025	$41	$44,464
3.95%, 03/01/2048	460	594,619
Georgia Power Co. 4.30%, 03/15/2042	340	398,636
Nevada Power Co. Series EE 3.125%, 08/01/2050	215	228,597
NextEra Energy Capital Holdings, Inc. 2.75%, 05/01/2025	75	79,860
5.65%, 05/01/2079	194	207,087
PacifiCorp 3.30%, 03/15/2051	210	234,879
PSEG Power LLC 8.625%, 04/15/2031	388	517,119
Public Service Co. of New Hampshire 3.60%, 07/01/2049	127	149,968
Sempra Energy 3.80%, 02/01/2038	215	229,902
Southern Power Co. Series F 4.95%, 12/15/2046	77	81,161
Southwestern Public Service Co. 3.75%, 06/15/2049	305	362,395
Virginia Electric & Power Co. 8.875%, 11/15/2038	273	461,288

		5,396,046

Natural Gas – 0.3%
GNL Quintero SA 4.634%, 07/31/2029(a)	200	207,000
NiSource, Inc. 5.65%, 02/01/2045	60	84,253

		291,253

Other Utility – 0.1%
American Water Capital Corp. 3.75%, 09/01/2047	80	92,140

		5,779,439

Total Corporates - Investment Grade (cost $103,493,435)		106,117,144

CORPORATES - NON-INVESTMENT GRADE – 2.3%
Industrial – 2.0%
Consumer Cyclical - Automotive – 0.5%
Ford Motor Credit Co. LLC 3.81%, 01/09/2024	395	350,626
4.14%, 02/15/2023	200	184,448

		535,074

24 | AB CORPORATE INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 0.5%
Newell Brands, Inc. 4.35%, 04/01/2023	$548	$558,039

Energy – 0.9%
EQM Midstream Partners LP 4.75%, 07/15/2023	295	278,793
Occidental Petroleum Corp. 2.90%, 08/15/2024	319	239,263
3.50%, 08/15/2029	55	38,198
Western Midstream Operating LP 4.05%, 02/01/2030	350	319,371
4.65%, 07/01/2026	81	72,192
5.45%, 04/01/2044	149	111,567

		1,059,384

Technology – 0.1%
Xerox Corp. 2.80%, 05/15/2020	95	94,906

		2,247,403

Financial Institutions – 0.3%
REITS – 0.3%
Diversified Healthcare Trust 4.75%, 02/15/2028	407	350,297

Total Corporates - Non-Investment Grade (cost $2,832,662)		2,597,700

QUASI-SOVEREIGNS – 1.5%
Quasi-Sovereign Bonds – 1.5%
Chile – 0.5%
Corp. Nacional del Cobre de Chile 3.625%, 08/01/2027(a)	200	200,750
3.70%, 01/30/2050(a)	200	181,313
Empresa Nacional del Petroleo 3.75%, 08/05/2026(a)	200	192,500

		574,563

Malaysia – 0.2%
Petronas Capital Ltd. 4.55%, 04/21/2050(a)	225	247,050

Mexico – 0.4%
Petroleos Mexicanos 6.50%, 01/23/2029	240	188,226
6.75%, 09/21/2047	140	96,635
6.95%, 01/28/2060(a)	169	118,300
7.69%, 01/23/2050(a)	80	58,800

		461,961

abfunds.com	AB CORPORATE INCOME SHARES | 25

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Panama – 0.4%
Aeropuerto Internacional de Tocumen SA 5.625%, 05/18/2036(a)	$200	$205,812
Empresa de Transmision Electrica SA 5.125%, 05/02/2049(a)	246	249,844

		455,656

Total Quasi-Sovereigns (cost $1,873,984)		1,739,230

GOVERNMENTS - SOVEREIGN BONDS – 1.3%
Colombia – 0.2%
Colombia Government International Bond 5.20%, 05/15/2049	200	206,500

Mexico – 0.5%
Mexico Government International Bond 3.90%, 04/27/2025	285	287,707
4.60%, 01/23/2046	200	181,625
4.75%, 03/08/2044	150	139,594

		608,926

Peru – 0.1%
Peruvian Government International Bond 2.392%, 01/23/2026	53	53,795

Qatar – 0.2%
Qatar Government International Bond 4.817%, 03/14/2049(a)	228	274,313

Saudi Arabia – 0.3%
Saudi Government International Bond 3.25%, 10/26/2026(a)	330	340,230

Total Governments - Sovereign Bonds (cost $1,426,296)		1,483,764

Total Investments – 97.8% (cost $109,626,377)		111,937,838
Other assets less liabilities – 2.2%		2,517,529

Net Assets – 100.0%		$114,455,367

26 | AB CORPORATE INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

FUTURES (see Note C)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. 10 Yr Ultra Futures	56	June 2020	$8,793,750	$469,547
U.S. Long Bond (CBT) Futures	6	June 2020	1,086,188	2,086
U.S. T-Note 2 Yr (CBT) Futures	21	June 2020	4,629,023	86,763
U.S. T-Note 10 Yr (CBT) Futures	7	June 2020	973,438	46,006
U.S. Ultra Bond (CBT) Futures	2	June 2020	449,563	2,903

Sold Contracts
U.S. T-Note 5 Yr (CBT) Futures	36	June 2020	4,517,438	(141,195)

				$466,110

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note C)

Description	Fixed Rate (Pay)/ Receive	Payment Frequency	Implied Credit Spread at April 30, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
CDX-NAIG Series 34, 5 Year Index, 06/20/2025*	1.00%	Quarterly	1.09%	USD	5,020	$35,822	$(10,933)	$46,755

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note C)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
USD	1,170	09/09/2021	1.132%	3 Month LIBOR	Semi-Annual/ Quarterly	$(12,587)	$—	$(12,587)
USD	1,070	03/27/2022	2.058%	3 Month LIBOR	Semi-Annual/ Quarterly	(35,359)	—	(35,359)
USD	60	11/04/2044	3 Month LIBOR	3.049%	Quarterly/Semi-Annual	31,712	—	31,712
USD	60	05/05/2045	3 Month LIBOR	2.562%	Quarterly/Semi-Annual	25,265	—	25,265
USD	60	06/02/2046	3 Month LIBOR	2.186%	Quarterly/Semi-Annual	20,528	—	20,528
USD	690	07/15/2046	3 Month LIBOR	1.783%	Quarterly/Semi-Annual	167,246	—	167,246
USD	270	09/02/2046	3 Month LIBOR	1.736%	Quarterly/Semi-Annual	61,510	—	61,510
USD	50	11/02/2046	3 Month LIBOR	2.086%	Quarterly/Semi-Annual	16,128	—	16,128

						$274,443	$—	$274,443

abfunds.com	AB CORPORATE INCOME SHARES | 27

PORTFOLIO OF INVESTMENTS (continued)

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2020, the aggregate market value of these securities amounted to $16,973,412 or 14.8% of net assets.

(b)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

Glossary:

CBT – Chicago Board of Trade

CDX-NAIG – North American Investment Grade Credit Default Swap Index

LIBOR – London Interbank Offered Rates

PJSC – Public Joint Stock Company

REIT – Real Estate Investment Trust

See notes to financial statements.

28 | AB CORPORATE INCOME SHARES	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

April 30, 2020

Assets
Investments in securities, at value (cost $109,626,377)	$111,937,838
Cash	1,731,123
Cash collateral due from broker	619,374
Interest receivable	1,102,956
Receivable for shares of beneficial interest sold	218,444
Receivable for investment securities sold	122,700

Total assets	115,732,435

Liabilities
Payable for investment securities purchased	844,541
Dividends payable	359,215
Payable for shares of beneficial interest redeemed	49,588
Payable for variation margin on futures	18,658
Payable for variation margin on centrally cleared swaps	3,736
Other liabilities	1,330

Total liabilities	1,277,068

Net Assets	$114,455,367

Composition of Net Assets
Shares of beneficial interest, at par	$99
Additional paid-in capital	109,539,551
Distributable earnings	4,915,717

$114,455,367

Net Asset Value Per Share—unlimited shares of beneficial interest authorized, $.00001 par value (based on 9,897,312 common shares outstanding)	$11.56

See notes to financial statements.

abfunds.com	AB CORPORATE INCOME SHARES | 29

STATEMENT OF OPERATIONS

Year Ended April 30, 2020

Investment Income
Interest	$4,934,219
Other income	1,260

Total investment income		$4,935,479

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions		3,258,394
Futures		843,650
Swaps		(9,764)
Net change in unrealized appreciation/depreciation of:
Investments(a)		95,791
Futures		428,380
Swaps		468,775

Net gain on investment transactions		5,085,226

Net Increase in Net Assets from Operations		$10,020,705

(a)	Net of decrease in accrued foreign capital gains taxes of $205.

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended April 30, 2020	Year Ended April 30, 2019
Increase (Decrease) in Net Assets from Operations
Net investment income	$4,935,479	$3,598,990
Net realized gain (loss) on investment transactions	4,092,280	(1,603,725)
Net change in unrealized appreciation/depreciation of investments	992,946	4,265,898

Net increase in net assets from operations	10,020,705	6,261,163
Distribution to Shareholders	(5,640,743)	(3,601,284)
Transactions in Shares of Beneficial Interest
Net increase	11,394,931	11,280,835

Total increase	15,774,893	13,940,714
Net Assets
Beginning of period	98,680,474	84,739,760

End of period	$114,455,367	$98,680,474

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

April 30, 2020

NOTE A

Significant Accounting Policies

AB Corporate Shares (the “Trust”) was organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated January 26, 2004. The Trust is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company. The Trust operates as a “series” company currently offering five separate portfolios: AB Corporate Income Shares, AB Municipal Income Shares, AB Taxable Multi-Sector Income Shares, AB Impact Municipal Income Shares and AB Tax-Aware Real Return Income Shares. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to AB Corporate Income Shares (the “Fund”).

Shares of the Fund are offered exclusively to holders of accounts established under wrap-fee programs sponsored and maintained by certain registered investment advisers approved by AllianceBernstein L.P. (the “Adviser”). The Fund’s shares may be purchased at the relevant net asset value without a sales charge or other fee. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on

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NOTES TO FINANCIAL STATEMENTS (continued)

which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign

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NOTES TO FINANCIAL STATEMENTS (continued)

equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of

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NOTES TO FINANCIAL STATEMENTS (continued)

quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2020:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Corporates – Investment Grade	$	– 0	–	$106,117,144		$	– 0	–	$106,117,144
Corporates – Non-Investment Grade		– 0	–	2,597,700			– 0	–	2,597,700
Quasi-Sovereigns		– 0	–	1,739,230			– 0	–	1,739,230
Governments – Sovereign Bonds		– 0	–	1,483,764			– 0	–	1,483,764

Total Investments in Securities		– 0	–	111,937,838			– 0	–	111,937,838
Other Financial Instruments(a):
Assets:
Futures		607,305		– 0	–		– 0	–	607,305	(b)
Centrally Cleared Credit Default Swaps		– 0	–	35,822			– 0	–	35,822	(b)
Centrally Cleared Interest Rate Swaps		– 0	–	322,389			– 0	–	322,389	(b)
Liabilities:
Futures		(141,195)		– 0	–		– 0	–	(141,195	)(b)
Centrally Cleared Interest Rate Swaps		– 0	–	(47,946)			– 0	–	(47,946	)(b)

Total		$466,110		$112,248,103		$	– 0	–	$112,714,213

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

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NOTES TO FINANCIAL STATEMENTS (continued)

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the advisory agreement, the Fund pays no advisory fee to the Adviser and the Adviser reimburses or pays for the Fund’s operating expenses. The Fund is an integral part of separately managed accounts in wrap-fee programs and other investment programs. Typically, participants in these programs pay a fee to their investment adviser for all costs and expenses of the separately managed account, including costs and expenses associated with the Fund, and a fee is paid by their investment adviser to the Adviser. In certain cases, participants may have a direct relationship with the Adviser without the involvement of a third party investment adviser, in which case the participant would pay a fee directly to the Adviser. The Adviser serves as investment manager and adviser of the Fund and continuously furnishes an investment program for the Fund and manages, supervises and conducts the affairs of the Fund, subject to the supervisions of the Fund’s Board. The advisory agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Fund for, office space, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services.

The Fund has entered into a distribution agreement with AllianceBernstein Investments, Inc., the Fund’s principal underwriter (the “Underwriter”), to permit the Underwriter to distribute the Fund’s shares, which are sold at their net asset value without any sales charge. The Fund does not pay a fee for this service. The Underwriter is a wholly owned subsidiary of the Adviser.

AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, acts as the Fund’s registrar, transfer agent and

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NOTES TO FINANCIAL STATEMENTS (continued)

dividend-disbursing agent. ABIS registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders. The Fund does not pay a fee for this service.

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximately 64.9% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns less than 10% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

Sales under the Plan that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Fund’s investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Fund subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended April 30, 2020 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$120,260,780		$107,560,950
U.S. government securities	– 0	–	– 0	–

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NOTES TO FINANCIAL STATEMENTS (continued)

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$109,626,377

Gross unrealized appreciation	$5,966,645
Gross unrealized depreciation	(3,384,730)

Net unrealized appreciation	$2,581,915

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

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NOTES TO FINANCIAL STATEMENTS (continued)

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended April 30, 2020, the Fund held futures for hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates or credit risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in

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NOTES TO FINANCIAL STATEMENTS (continued)

the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest

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NOTES TO FINANCIAL STATEMENTS (continued)

rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended April 30, 2020, the Fund held interest rate swaps for hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

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NOTES TO FINANCIAL STATEMENTS (continued)

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended April 30, 2020, the Fund held credit default swaps for non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

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NOTES TO FINANCIAL STATEMENTS (continued)

During the year ended April 30, 2020, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$607,305	*	Receivable/Payable for variation margin on futures	$141,195	*

Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps	46,755	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	322,389	*	Receivable/Payable for variation margin on centrally cleared swaps	47,946	*

Total		$976,449			$189,141

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$843,650	$428,380

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	12,839	422,117

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(22,603)	46,658

Total		$833,886	$897,155

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NOTES TO FINANCIAL STATEMENTS (continued)

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended April 30, 2020:

Futures:
Average notional amount of buy contracts	$12,714,256
Average notional amount of sale contracts	$4,477,011
Centrally Cleared Interest Rate Swaps:
Average notional amount	$3,430,000
Credit Default Swaps:
Average notional amount of sale contracts	$33,934	(a)
Centrally Cleared Credit Default Swaps:
Average notional amount of sale contracts	$4,276,250	(b)

(a)	Positions were open for two months during the year.

(b)	Positions were open for eight months during the year.

NOTE D

Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	Shares			Amount
	Year Ended April 30, 2020	Year Ended April 30, 2019		Year Ended April 30, 2020	Year Ended April 30, 2019

Shares sold	5,009,033	3,322,790		$57,284,749	$35,696,079

Shares issued in reinvestment of dividends and distributions	6	– 0	–	71	– 0	–

Shares redeemed	(3,990,723)	(2,282,342)		(45,889,889)	(24,415,244)

Net increase	1,018,316	1,040,448		$11,394,931	$11,280,835

NOTE E

Risks Involved in Investing in the Fund

Market Risk—The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have and may in the future have an

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NOTES TO FINANCIAL STATEMENTS (continued)

adverse effect on the Fund’s investments and net asset value and can lead to increased market volatility. For example, any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the Fund’s portfolio companies. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

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NOTES TO FINANCIAL STATEMENTS (continued)

LIBOR Risk—The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE F

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the Adviser. The Fund did not utilize the Facility during the year ended April 30, 2020.

NOTE G

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended April 30, 2020 and April 30, 2019 were as follows:

	2020	2019
Distributions paid from:
Ordinary income	$5,640,743	$3,601,284

Total distributions paid	$5,640,743	$3,601,284

As of April 30, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$2,099,643
Accumulated capital and other losses	598,788	(a)
Unrealized appreciation/(depreciation)	2,577,135	(b)

Total accumulated earnings/(deficit)	$5,275,566	(c)

(a)	During the fiscal year, the Fund utilized $1,595,243 of capital loss carryforwards to offset current year net realized gains.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments and the tax treatment of swaps.

(c)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the accrual of foreign capital gains tax and dividends payable.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward realized capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of April 30, 2020, the Fund did not have any capital loss carryforwards.

During the current fiscal year, there were no permanent differences that resulted in adjustments to distributable earnings or additional paid-in capital.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE H

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The Fund has adopted ASU 2017-08, which did not have a material impact on the Fund’s financial position or the results of its operations, and had no impact on the Fund’s net assets.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Year Ended April 30,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 11.11	$ 10.81	$ 11.14	$ 11.19	$ 11.36

Income From Investment Operations

Net investment income(a)	.44	.44	.39	.38	.39

Net realized and unrealized gain (loss) on investment transactions	.51	.30	(.33)	(.04)	(.16)

Net increase in net asset value from operations	.95	.74	.06	.34	.23

Less: Dividends and Distributions
Dividends from net investment income	(.45)	(.44)	(.39)	(.39)	(.40)
Distributions from net realized gain on investment transactions	(.05)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.50)	(.44)	(.39)	(.39)	(.40)

Net asset value, end of period	$ 11.56	$ 11.11	$ 10.81	$ 11.14	$ 11.19

Total Return

Total investment return based on net asset value(b)*	8.65%	7.03%	.50%	3.08%	2.12%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$114,455	$98,680	$84,740	$74,191	$63,342

Ratio to average net assets of:

Net investment income	3.83%	4.06%	3.47%	3.43%	3.60%

Portfolio turnover rate	87%	140%	73%	79%	59%

(a)	Based on average shares outstanding.

(b)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the year ended April 30, 2017 by .01%.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AB Corporate Shares

and Shareholders of AB Corporate Income Shares:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Corporate Income Shares (the “Fund”) (one of the series constituting AB Corporate Shares (the “Trust”)), including the portfolio of investments, as of April 30, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting AB Corporate Shares) at April 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

June 26, 2020

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2020 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended April 30, 2020.

For foreign shareholders, 55.66% of ordinary dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2021.

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BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer	Jeanette Loeb(1) Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Shawn E. Keegan(2), Vice President Tiffanie Wong(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036
Transfer Agent AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free (800) 221-5672

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s Portfolio are made by the Adviser’s Corporate Income Shares Investment Team. Mr. Keegan and Ms. Wong are the investment professionals primarily responsible for the day-to-day management of the Fund’s Portfolio.

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TRUSTEES AND OFFICERS INFORMATION

Board of Trustees Information

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Certain information concerning the Trust’s Trustees is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INTERESTED TRUSTEE

Robert M. Keith,# 1345 Avenue of the Americas New York, NY 10105 60 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business with which he had been associated since prior to 2004.	90	None

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TRUSTEES AND OFFICERS INFORMATION (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEE

Marshall C. Turner, Jr.,## Chairman of the Board 78 (2005)	Private Investor since prior to 2015. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	90	Xilinx, Inc. (programmable logic semi-conductors) since 2007

abfunds.com	AB CORPORATE INCOME SHARES | 55

TRUSTEES AND OFFICERS INFORMATION (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Jorge A. Bermudez,## 69 (2020)	Private investor since prior to 2015. Former Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.	90	Moody’s Corporation since April 2011

Michael J. Downey,## 76 (2005)	Private Investor since prior to 2015. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2015 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	90	None

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TRUSTEES AND OFFICERS INFORMATION (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Nancy P. Jacklin,## 72 (2006)	Private Investor since prior to 2015. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	90	None

Jeanette Loeb,## 68 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as a Director of the AB Funds since April 2020.	90	Apollo Investment Corp. (business development company) since August 2011

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TRUSTEES AND OFFICERS INFORMATION (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Carol C. McMullen,## 64 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	90	None

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TRUSTEES AND OFFICERS INFORMATION (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Garry L. Moody,## 68 (2008)	Private Investor since prior to 2015. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	90	None

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TRUSTEES AND OFFICERS INFORMATION (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Earl D. Weiner,## 80 (2007)	Senior Counsel since 2017, Of Counsel from 2007 to 2016, and Partner prior to then, of the law firm Sullivan & Cromwell LLP. He is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	90	None

*

The address for each of the Trust’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department, Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Trust’s Trustees.

***

The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Trust.

#	Mr. Keith is an “interested person” of the Trust, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

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TRUSTEES AND OFFICERS INFORMATION (continued)

Officer Information

Certain information concerning the Trust’s officers is set forth below.

NAME, ADDRESS,* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 60	President and Chief Executive Officer	See biography above.

Douglas J. Peebles^ 54	Senior Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2015. He is also Chief Investment Officer of Fixed Income.

Shawn E. Keegan 48	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2015.

Tiffanie Wong 34	Vice President	Senior Vice President of the Adviser,** with which she has been associated since prior to 2015. She is also Director of Investment Grade Credit.

Emilie D. Wrapp 64	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2015.

Michael B. Reyes 43	Senior Analyst	Vice President of the Adviser,** with which he has been associated since prior to 2015.

Joseph J. Mantineo 61	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”),** with which he has been associated since prior to 2015.

Phyllis J. Clarke 59	Controller	Vice President of ABIS,** with which she has been associated since prior to 2015.

Vincent S. Noto 55	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2015.

*	The address for each of the Trust’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Trust.

^	Mr. Peebles is expected to retire from the Adviser effective December 30, 2020.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Trust’s Trustees and Officers and is available without charge upon request. Contact your financial representative or ABI at (800)-227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

abfunds.com	AB CORPORATE INCOME SHARES | 61

Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”). Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund’s Board with such annual report during the first quarter of 2020, which covered the period December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner. Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, taking into account any holdings of less liquid and illiquid assets. The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP. The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP, and there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of AB Corporate Shares (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Corporate Income Shares (the “Fund”) at a meeting held on November 4-6, 2019 (the “Meeting”).*

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors noted that the Fund is designed as a vehicle for the wrap fee account market (where investors pay fees to a wrap fee sponsor which pays investment fees and expenses from such fee). The directors also noted that no advisory fee is payable by the Fund, that the Advisory Agreement does not include the reimbursement provision for certain administrative expenses included in the advisory agreements of most of the open-end AB Funds, and that the Adviser is responsible for payment of the Fund’s ordinary expenses. The directors noted that the Company acknowledges in the Advisory Agreement that the Adviser and its affiliates expect to receive compensation from third parties in connection with services provided under the Advisory Agreement. The directors further noted that the Adviser receives payments from the wrap fee program sponsors (the “Sponsors”) that use the Fund as an investment vehicle for their clients.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

*

Following transactions completed on November 13, 2019 that may have been deemed to have been an“assignment” causing termination of the Fund’s investment advisory agreement, a new investment advisory agreement, having the same terms as the prior one, was entered into by the Fund and the Adviser.

abfunds.com	AB CORPORATE INCOME SHARES | 63

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2017 and 2018 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

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Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund. The directors noted that the Adviser is compensated by the Sponsors. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing the Fund’s performance against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2019 and (in the case of comparisons with the broad-based securities market index) for the period from inception. The directors were cognizant that the Fund was neither designed nor offered as a standalone investment and was intended to serve solely as a component of certain separately managed accounts (“SMAs”). The Adviser had explained that this attribute made it difficult to select an appropriate benchmark for the Fund. At the directors’ request, the Adviser provided information showing the weighting of the Fund in a current SMA and the overall performance of the SMA versus its stated benchmark. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees

The directors considered the advisory fee rate payable by the Fund to the Adviser (zero) and information provided by the 15(c) service provider showing the fees payable by other fund families used in wrap fee programs similar to that of the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds.

The directors noted the unusual arrangements in the Advisory Agreement providing for no advisory fee but were cognizant that the Adviser is indirectly compensated by the Sponsors for its services to the Fund. The directors reviewed the fee arrangements between the Adviser and each of the current Sponsors and noted that such fees were negotiated on an arm’s length basis and were within the range of fees paid by wrap fee sponsors to other advisers of similar funds. While the Adviser’s fee arrangements with the Sponsors vary, the directors acknowledged the Adviser’s view that a portion of such fees (less the expenses of the Fund

abfunds.com	AB CORPORATE INCOME SHARES | 65

paid by the Adviser) may reasonably be viewed as compensating the Adviser for advisory services it provides to the Fund (the “implied fee”) and that the Adviser believes that while the Sponsors pay the Adviser different fee rates, the rate of fee attributable to Fund management at the Fund level is the same for all Sponsors. The directors also considered the fee rate schedules used by other registered investment companies that invest in fixed income securities that are advised by the Adviser.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule, on the other. The directors recognized that such information was of limited utility in light of the Fund’s unusual fee arrangement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. In this regard, the Adviser noted, among other things, that, compared to institutional accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors did not consider comparative expense information for the Fund because the Fund does not bear ordinary expenses.

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Economies of Scale

The directors did not consider the extent to which fee levels in the Advisory Agreement for the Fund reflect economies of scale because the Advisory Agreement does not provide for any compensation to be paid to the Adviser by the Fund and the Fund’s expense ratio is zero. They did note, however, that the fee payable to the Adviser by the current Sponsors declines at a breakpoint based on either individual account sizes or on total assets managed by the Adviser for the Sponsor.

abfunds.com	AB CORPORATE INCOME SHARES | 67

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL EQUITY (continued)

GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio1

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

FIXED INCOME (continued)

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio1

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to July 12, 2019, Total Return Bond Portfolio was named Intermediate Bond Portfolio; prior to February 5, 2020, Tax-Aware Fixed Income Opportunities Portfolio was named Tax-Aware Fixed Income Portfolio.

68 | AB CORPORATE INCOME SHARES	abfunds.com

AB CORPORATE INCOME SHARES

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

CIS-0151-0420

APR     04.30.20

ANNUAL REPORT

AB IMPACT MUNICIPAL INCOME SHARES

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Impact Municipal Income Shares (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 1

ANNUAL REPORT

June 10, 2020

This report provides management’s discussion of fund performance for AB Impact Municipal Income Shares for the annual reporting period ended April 30, 2020. Please note, shares of this Fund are available only to separately managed accounts or participants in “wrap fee” programs or other investment programs approved by the Adviser.

The investment objective of the Fund is to earn the highest level of current income, exempt from federal taxation, that is available consistent with what the Adviser considers to be an appropriate level of risk.

NAV RETURNS AS OF APRIL 30, 2020 (unaudited)

	6 Months	12 Months

AB IMPACT MUNICIPAL INCOME SHARES	-4.70%	0.40%

Bloomberg Barclays Municipal Bond Index	-1.33%	2.16%

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg Barclays Municipal Bond Index, for the six- and 12-month periods ended April 30, 2020.

During both periods, the Fund underperformed its benchmark, primarily due to off-benchmark lower credit-quality exposures. While these securities were positive contributors in 2019, the first quarter of 2020 was an exceptionally volatile period due to the capital markets’ reaction to the economic implications of the novel coronavirus pandemic. Security selection within the health care and education sectors were the largest detractors, relative to the benchmark. For the 12-month period, the Fund’s longer-than-benchmark duration positioning contributed as yields fell. There were no significant contributors for the six-month period.

The Fund did not utilize derivatives during either period.

MARKET REVIEW AND INVESTMENT STRATEGY

US, international and emerging-market stocks recorded negative returns during the 12-month period ended April 30, 2020. After historically strong 2019 returns, municipals continued their exceptional pace for the first two months of 2020. The themes of 2019 continued; demand was strong, supply was light and credit fundamentals remained supportive. However, March was a month for the history books due to extreme price movements that occurred over very compressed periods. The coronavirus pandemic—the primary cause of the volatility—quickly prompted stay-at-home orders

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and a sharp economic contraction. In this environment, investors fled to cash, and stocks and many bonds fell sharply as investors pulled money from the capital markets. The municipal market, which under normal circumstances tends to offset equity volatility, was hit particularly hard as investors pulled an unprecedented amount of money out of municipal mutual funds. The flight to cash caused $42 billion in net municipal mutual fund outflows and trumped the previous monthly record of $13 billion set in June 2013. The policy response has been swift, coordinated and large. The US Federal Reserve quickly injected liquidity into the bond markets, starting first with government securities and later adding corporate and municipal securities while signaling that it would be the buyer of last resort, if needed. Additionally, the US Congress passed the Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”), a $2.2 trillion relief package that provided direct assistance and loans to municipal issuers as well as to most households and corporations. These quick policy responses, coupled with the sharp fall in municipal bond prices relative to US Treasuries, eventually enticed investors to reenter the market as relative valuations favored municipals to an extent The Fund’s Senior Investment Management Team (‘the Team”) has never seen before. A sharp rebound in municipal bond prices followed.

Underperformance during the 12-month period was primarily due to the Fund’s exposure to municipal credit, which came under pressure as credit spreads widened and investors moved to cash during the month of March. The Team believes this weakness is short-term and remains confident in the longer-term creditworthiness of Fund holdings. Where appropriate, the Team has selectively added to credit positions trading at significant discounts to their underlying fundamental value due to the market sell-off. By incorporating in-depth environmental, social and governance research into the investment process, the Team aims to construct portfolios with exceptional risk-adjusted return profiles and drive impact in historically marginalized communities. Health care holdings, one of the Fund’s largest sector weights, are especially exposed to the global pandemic. Many health care systems maintain infectious disease protocols and standard operating procedures during emergencies. While the Team is concerned about large local outbreaks leading to higher operating expenses, most of the Fund’s hospitals have stable operating margins, cash on hand to withstand prolonged operating volatility from COVID-19 and debt service reserve funds in the event of a worst-case scenario. Additionally, the CARES Act passed by Congress includes approximately $120 billion of relief allocated to hospitals as well as $150 billion to state and local municipalities—both of which are huge credit positives.

The underlying goal of the Fund is to make environmentally, socially and financially productive investments in historically marginalized and underserved communities to reduce gaps that exist in such areas as academic achievement, economic development or the provision of health care.

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Essentially, the Team is looking to create a better tomorrow. Inherent in these goals is to make investments toward improving the quality of life for all by enhancing and promoting civic engagement, an informed citizenry, culture and the physical and natural sciences.

The Fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most bond insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of April 30, 2020, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity were 18.55% and 0.00%, respectively.

INVESTMENT POLICIES

The Fund pursues its objective by investing principally in high-yielding municipal securities of any credit quality that (i) score highly on the Adviser’s environmental, social and corporate governance (“ESG”) criteria and (ii) are deemed by the Adviser to have an environmental or social impact in underserved or low socio-economic communities. As a matter of fundamental policy, the Fund invests, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax for certain taxpayers.

The Adviser evaluates each security in which the Fund invests using both a traditional municipal bond credit analysis and a consideration of the security’s overall ESG score under the Adviser’s ESG evaluation criteria. Under this ESG evaluation, to arrive at an overall ESG score, each security is scored on environmental, social and governance factors, and the scores are weighted based on the Adviser’s assessment of the relevance of each factor within a given sector (e.g., education, health care, renewable energy and mass transit). For example, social factors are weighted more heavily in the overall ESG score for a security of an issuer in the education sector than they are for a security of an issuer in the mass transit sector, where environmental factors

(continued on next page)

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predominate. The Adviser regularly reviews the overall ESG scores assigned to securities under consideration for purposes of determining the securities in which to invest for the Fund.

The Adviser’s ESG evaluation is conducted on an industry sector basis and includes the use of key performance indicators that vary in materiality by sector. The Adviser’s environmental evaluation covers issues such as clean and renewable energy, climate change and water conservation. The Adviser’s social evaluation covers issues such as economic impact, high quality safety-net health care and overall community health needs, and the reduction of achievement gaps between wealthy and poor school districts. The Adviser’s governance evaluation covers issues such as stewardship of debt and capital, board governance and transparency.

The Adviser also assesses a security’s risk and return characteristics as well as a security’s impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors including the credit quality, maturity, sensitivity to interest rates and the expected after-tax returns of the security under consideration and of the Fund’s other holdings.

The Fund may invest without limit in lower-rated securities (“junk bonds”), which may include securities having the lowest rating, and in unrated securities that, in the Adviser’s judgment, would be lower-rated securities if rated. The Fund may invest in fixed-income securities with any maturity or duration. The Fund will seek to increase income for shareholders by investing in longer-maturity bonds. Consistent with its objective of seeking a higher level of income, the Fund may experience greater volatility and a higher risk of loss of principal than other municipal funds.

The Fund may also invest in: tender option bond transactions (“TOBs”); forward commitments; zero-coupon municipal securities and variable, floating and inverse floating-rate municipal securities; certain types of mortgage-related securities; and derivatives, such as options, futures contracts, forwards and swaps.

The Fund may make short sales of securities or maintain a short position, and may use other investment techniques. The Fund may use leverage for investment purposes to increase income through the use of TOBs and derivative instruments, such as interest rate swaps.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays Municipal Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a fund. The Bloomberg Barclays Municipal Bond Index represents the performance of the long-term tax-exempt bond market consisting of investment-grade bonds. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have and may in the future have an adverse effect on the Fund’s investments and net asset value and can lead to increased market volatility. For example, any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the Fund’s portfolio companies. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

ESG Risk: Applying ESG and sustainability criteria to the investment process may exclude securities of certain issuers for non-investment reasons and, therefore, the Fund may forgo some market opportunities available to funds that do not use ESG or sustainability criteria. Securities selected based on ESG factors may shift into and out of favor depending on market and economic conditions, and the Fund’s performance may at times be better or worse than the performance of funds that do not use ESG or sustainability criteria.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its

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DISCLOSURES AND RISKS (continued)

obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.
Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Congress has previously considered making changes to the municipal securities provisions of the Internal Revenue Code that could change the US federal income tax treatment of certain types of municipal securities.

Tax Risk: There is no guarantee that all of the Fund’s income will remain exempt from federal or state income taxes. From time to time, the US government and the US Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Fund by increasing taxes on that income. In such event, the Fund’s net asset value (“NAV”) could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax-exempt status of municipal bonds could also result in significant shareholder redemptions of Fund shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, the Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund’s yield. The federal

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 7

DISCLOSURES AND RISKS (continued)

income tax treatment of payments in respect of certain derivative contracts is unclear.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest-rate sensitivity, negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Leverage Risk: To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Illiquid Investments Risk: Illiquid investments risk exists when particular investments, such as lower-rated securities, are or become difficult to purchase or sell, possibly preventing the Fund from selling such investments at an advantageous price. The Fund is subject to illiquid investments risk because the market for municipal securities is generally smaller than many other markets. Derivatives and securities involving substantial market and credit risk tend to involve greater illiquid investments risk than most other types of investments.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

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DISCLOSURES AND RISKS (continued)

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 227 4618. The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance assumes reinvestment of distributions and does not account for taxes.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus and/or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 9

HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

9/12/20171 TO 4/30/2020

This chart illustrates the total value of an assumed $10,000 investment in AB Impact Municipal Income Shares (from 9/12/20171 to 4/30/2020) as compared to the performance of its benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

1	Inception date: 9/12/2017.

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HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2020 (unaudited)

NAV Returns

1 Year	0.40%

Since Inception[1]	2.79%

AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2020 (unaudited)

NAV Returns

1 Year	4.48%

Since Inception[1]	4.23%

The prospectus fee table shows the fees and the total operating expenses of the Fund as 0.01% because the Adviser does not charge any fees or expenses and reimburses Fund operating expenses except certain extraordinary expenses, taxes, brokerage costs and the interest on borrowings or certain leveraged transactions. Participants in a wrap fee program or other investment program eligible to invest in the Fund pay fees to the program sponsor and should review the program brochure or other literature provided by the sponsor for a discussion of fees and expenses charged.

1	Inception date: 9/12/2017.

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 11

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you may incur various ongoing non-operating and extraordinary costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020	Expenses Paid During Period*			Annualized Expense Ratio*
Actual	$1,000	$953.00	$	– 0	–	0.00%
Hypothetical**	$1,000	$1,024.86	$	– 0	–	0.00%

*

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). The Fund’s operating expenses are borne by the Adviser or its affiliates.

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

April 30, 2020 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $245.3

1

All data are as of April 30, 2020. The Fund’s quality rating breakdown is expressed as a percentage of the Fund’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc.(“Moody’s”) and Fitch Ratings, Ltd.(“Fitch”). The Fund considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment-grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments, such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 13

PORTFOLIO OF INVESTMENTS

April 30, 2020

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 86.5%
Long-Term Municipal Bonds – 85.7%
American Samoa – 0.7%
American Samoa Economic Development Authority (Territory of American Samoa) 6.00%, 09/01/2023(a)	$1,565	$1,627,318

Arizona – 0.7%
Maricopa County Industrial Development Authority (Arizona Autism Charter Schools Obligated Group) 5.00%, 07/01/2040-07/01/2054(a)	1,815	1,609,112

California – 11.2%
Alameda Corridor Transportation Authority
Series 2016A 5.00%, 10/01/2022	725	757,226
Series 2016B 5.00%, 10/01/2035-10/01/2036	2,095	2,231,988
California Educational Facilities Authority (Mount St. Mary’s University, Inc.) Series 2018A 5.00%, 10/01/2036-10/01/2046	3,155	3,472,330
California Municipal Finance Authority (Healthright 360) Series 2019A 5.00%, 11/01/2039-11/01/2049(a)	5,275	5,184,306
California School Finance Authority (Bright Star Schools Obligated Group) Series 2017 5.00%, 06/01/2037-06/01/2054(a)	850	827,245
California School Finance Authority (Downtown College Prep Obligated Group) Series 2016 5.00%, 06/01/2051(a)	250	223,975
California School Finance Authority (Ednovate Obligated Group) Series 2018 5.00%, 06/01/2048-06/01/2056(a)	2,085	1,905,009
California School Finance Authority (Equitas Academy Obligated Group) Series 2018A 5.00%, 06/01/2048(a)	3,750	3,575,925
California School Finance Authority (Fenton Charter Public Schools) Series 2020A 5.00%, 07/01/2040-07/01/2050(a)	1,125	1,079,711

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

California School Finance Authority (Green Dot Public Schools Obligated Group) Series 2018 5.00%, 08/01/2038(a)	$1,000	$1,004,260
California Statewide Communities Development Authority (Loma Linda University Medical Center)
5.25%, 12/01/2048(a)	500	496,940
Series 2016A 5.00%, 12/01/2041(a)	1,190	1,183,717
Series 2018A 5.25%, 12/01/2043(a)	2,640	2,648,210
5.50%, 12/01/2058(a)	660	668,507
Coalinga-Huron Joint Unified School District BAM Series 2018B 5.00%, 08/01/2048	500	570,770
Golden Empire Schools Financing Authority (Kern High School District) Series 2018 5.00%, 05/01/2021	1,195	1,239,633
Port of Los Angeles Series 2014A 5.00%, 08/01/2021	355	369,772

		27,439,524

Colorado – 1.1%
Denver Health & Hospital Authority Series 2019A 4.00%, 12/01/2038-12/01/2040	2,770	2,803,177

Connecticut – 1.7%
City of Bridgeport CT
Series 2017A 5.00%, 11/01/2025	525	609,289
BAM Series 2018C 5.00%, 07/15/2036-07/15/2038	1,620	1,893,166
BAM Series 2019A 5.00%, 02/01/2035	1,500	1,778,505

		4,280,960

District of Columbia – 1.4%
District of Columbia (KIPP DC Obligated Group)
Series 2017A 5.00%, 07/01/2042	785	814,398
Series 2017B 5.00%, 07/01/2037	625	655,750

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 15

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

District of Columbia (KIPP DC) 4.00%, 07/01/2039	$1,000	$921,850
District of Columbia Water & Sewer Authority Series 2016A 5.00%, 10/01/2035	820	958,252

		3,350,250

Florida – 1.7%
School District of Broward County/FL (Broward County School Board/FL COP)
Series 2017B 5.00%, 07/01/2032	500	603,685
Series 2019B 5.00%, 07/01/2029	2,750	3,524,235

		4,127,920

Georgia – 0.1%
Atlanta Development Authority (The) (Atlanta Development Authority Lease) Series 2017 2.061%, 12/01/2021	230	231,750

Illinois – 0.5%
Cook County Community College District No. 508
Series 2013 5.25%, 12/01/2043	605	601,043
BAM Series 2017 5.00%, 12/01/2047	620	694,171

		1,295,214

Kansas – 0.3%
Seward County Unified School District No. 480 Liberal Series 2017B 5.00%, 09/01/2028	555	655,916

Maryland – 0.4%
Maryland Economic Development Corp. 4.00%, 07/01/2050	1,200	1,075,452

Massachusetts – 6.6%
Massachusetts Development Finance Agency (Boston Medical Center Corp. Obligated Group)
Series 2015D 5.00%, 07/01/2044	7,165	7,471,590
Series 2016E 5.00%, 07/01/2037	765	826,720

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2017F 5.00%, 07/01/2030	$1,475	$1,683,536
Massachusetts Development Finance Agency (Wellforce Obligated Group) AGM Series 2019A 5.00%, 07/01/2036-07/01/2044	4,895	5,361,285
Massachusetts Development Finance Agency (WGBH Educational Foundation) Series 2017A 4.00%, 01/01/2032	825	936,606

		16,279,737

Michigan – 11.7%
Center Line Public Schools Series 2018 5.00%, 05/01/2038	895	1,060,047
City of Detroit MI 5.00%, 04/01/2026-04/01/2037	5,590	5,539,868
Downriver Utility Wastewater Authority AGM Series 2018 5.00%, 04/01/2043	1,515	1,747,810
Ferris State University Series 2019A 5.00%, 10/01/2024-10/01/2026	6,185	7,111,497
Flint Hospital Building Authority (Hurley Medical Center)
4.00%, 07/01/2041	3,500	3,437,245
5.00%, 07/01/2031	2,405	2,746,919
Flint Public Library AGM 3.00%, 05/01/2029-05/01/2030	2,260	2,452,581
Grand Rapids Public Schools
AGM 5.00%, 11/01/2040	1,800	2,169,810
AGM Series 2017 5.00%, 05/01/2027	200	246,632
Great Lakes Water Authority Water Supply System Revenue
Series 2016B 5.00%, 07/01/2046	1,225	1,395,998
Series 2016C 5.00%, 07/01/2026	695	828,690

		28,737,097

Minnesota – 0.4%
Housing & Redevelopment Authority of The City of St. Paul Minnesota (Metro Deaf School) Series 2018A 5.00%, 06/15/2048(a)	1,000	892,690

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 17

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Missouri – 0.1%
St. Louis Community College District Series 2017 4.00%, 04/01/2035	$200	$221,860

Montana – 1.0%
City of Missoula MT Water System Revenue Series 2019A 4.00%, 07/01/2037-07/01/2044	2,180	2,365,640

Nevada – 0.9%
Clark County School District Series 2017C 5.00%, 06/15/2026-06/15/2033	2,000	2,305,438

New Jersey – 6.4%
New Jersey Economic Development Authority (Foundation Academy Charter School A NJ Nonprofit Corp.) Series 2018A 5.00%, 07/01/2050	1,000	999,520
New Jersey Economic Development Authority (New Jersey Transit Corp. State Lease)
4.00%, 11/01/2037-11/01/2038	4,875	4,496,272
5.00%, 11/01/2033-11/01/2044	3,730	3,699,673
New Jersey Economic Development Authority (North Star Academy Charter School of Newark, Inc.) Series 2017 5.00%, 07/15/2047	1,170	1,187,761
New Jersey Economic Development Authority (Seeing Eye, Inc. (The)) Series 2015 5.00%, 03/01/2025	3,205	3,735,748
New Jersey Economic Development Authority (State of New Jersey Division of Property Management & Construction Lease) Series 2018C 5.00%, 06/15/2027-06/15/2042	1,645	1,663,247

		15,782,221

New York – 6.6%
Build NYC Resource Corp. (Children’s Aid Society (The)) 4.00%, 07/01/2044-07/01/2049	1,150	1,271,825

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Build NYC Resource Corp. (Inwood Academy for Leadership Charter School) Series 2018A 5.50%, 05/01/2048(a)	$500	$477,360
Build NYC Resource Corp. (Metropolitan Lighthouse Charter School)
5.00%, 06/01/2052(a)	2,260	2,055,832
Series 2017A 5.00%, 06/01/2047(a)	725	668,486
Metropolitan Transportation Authority
Series 2014D 5.00%, 11/15/2039	4,000	4,004,760
Series 2018B 5.00%, 05/15/2020-11/15/2026	4,335	4,344,069
Series 2019F 5.00%, 11/15/2022	2,000	1,986,560
New York City Housing Development Corp. Series 2017E 1.50%, 05/01/2022	230	231,546
New York State Dormitory Authority (Montefiore Obligated Group)
Series 2018 5.00%, 08/01/2034	750	794,130
Series 2020 4.00%, 09/01/2045	500	474,350

		16,308,918

North Carolina – 2.0%
North Carolina Central University
4.00%, 04/01/2049	2,270	2,270,159
5.00%, 04/01/2044	2,500	2,722,150

		4,992,309

Ohio – 3.8%
American Municipal Power, Inc. Series 2019A 5.00%, 02/15/2044	2,150	2,516,016
County of Cuyahoga/OH (MetroHealth System (The))
Series 2017 5.00%, 02/15/2042	4,365	4,453,566
5.25%, 02/15/2047	1,500	1,563,030
County of Darke OH (Wayne Hospital Co. Obligated Group) Series 2019A 5.00%, 09/01/2049	690	669,244

		9,201,856

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Oklahoma – 2.0%
Oklahoma County Finance Authority (Oklahoma County Independent School District No. 52 Midwest City-Del City) Series 2018 5.00%, 10/01/2024	$1,120	$1,295,907
Oklahoma Development Finance Authority (OU Medicine Obligated Group) Series 2018B 5.50%, 08/15/2057	3,365	3,495,932

		4,791,839

Oregon – 0.6%
Tri-County Metropolitan Transportation District of Oregon
Series 2017A 5.00%, 10/01/2026	865	1,051,139
Series 2018A 5.00%, 10/01/2029	250	308,185

		1,359,324

Pennsylvania – 10.1%
Capital Region Water Water Revenue Series 2018 5.00%, 07/15/2025-07/15/2026	1,510	1,790,375
City of Philadelphia PA Water & Wastewater Revenue
Series 2018A 5.00%, 10/01/2048	3,050	3,555,019
Series 2019B 5.00%, 11/01/2049	3,095	3,633,530
Delaware County Authority (Elwyn Obligated Group) Series 2017 5.00%, 06/01/2037	825	804,622
Hospitals & Higher Education Facilities Authority of Philadelphia (The) (Temple University Health System Obligated Group) Series 2017 5.00%, 07/01/2032-07/01/2034	1,115	1,185,403
Philadelphia Authority for Industrial Development (City of Philadelphia PA)
Series 2018 5.00%, 05/01/2036-05/01/2038	4,010	4,294,801
AGM Series 2017 5.00%, 12/01/2035	200	235,338

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Pittsburgh Water & Sewer Authority AGM Series 2019A 5.00%, 09/01/2044	$2,000	$2,385,120
School District of the City of Erie (The)
AGM Series 2019A 5.00%, 04/01/2031	405	500,932
AGM Series 2019C 5.00%, 04/01/2028-04/01/2029	2,850	3,534,880
State Public School Building Authority (Community College of Philadelphia Foundation) BAM Series 2018 5.00%, 06/15/2021	1,000	1,042,020
Wilkes-Barre Area School District/PA BAM 5.00%, 04/15/2059	1,620	1,876,576

		24,838,616

Rhode Island – 4.0%
Providence Public Building Authority (City of Providence RI Lease) AGM Series 2020A 5.00%, 09/15/2030-09/15/2031	8,000	9,858,019

Texas – 0.5%
El Paso County Hospital District Series 2017 5.00%, 08/15/2037	370	399,814
Newark Higher Education Finance Corp. (Austin Achieve Public Schools, Inc.) Series 2018 5.00%, 06/15/2048	735	707,379

		1,107,193

Utah – 1.6%
Ogden City School District Municipal Building Authority (Ogden City School District) Series 2018 5.00%, 01/15/2038	3,490	3,968,200

Washington – 1.6%
Pend Oreille County Public Utility District No. 1 Box Canyon Series 2018 5.00%, 01/01/2044	3,600	4,048,704

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

West Virginia – 2.0%
Morgantown Utility Board, Inc. BAM Series 2018B 5.00%, 12/01/2043	$2,555	$3,008,845
West Virginia Hospital Finance Authority (West Virginia United Health System Obligated Group) Series 2017A 5.00%, 06/01/2047	1,775	1,909,758

		4,918,603

Wisconsin – 4.0%
Milwaukee Redevelopment Authority (Milwaukee Public Schools Lease) Series 2017 5.00%, 11/15/2025	200	237,374
Wisconsin Health & Educational Facilities Authority (Hmong American Peace Academy Ltd.) 5.00%, 03/15/2050	1,175	1,278,847
Wisconsin Public Finance Authority (Bancroft Neurohealth Obligated Group) Series 2016 5.125%, 06/01/2048(a)	4,230	3,798,751
Wisconsin Public Finance Authority (NC A&T Real Estate Foundation LLC) 5.00%, 06/01/2044	4,450	4,438,296

		9,753,268

Total Long-Term Municipal Bonds (cost $216,157,905)		210,228,125

SHORT-TERM MUNICIPAL NOTES – 0.8%
California – 0.8%
California Infrastructure & Economic Development Bank (California Academy of Sciences) Series 2018C 0.847% (LIBOR 1 Month + 0.38%), 08/01/2047(b)` (cost $2,000,000)	2,000	1,971,980

Total Municipal Obligations (cost $218,157,905)		212,200,105

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

CORPORATES – INVESTMENT GRADE – 4.8%
Financial Institutions – 2.5%
Finance – 2.5%
BlueHub Loan Fund, Inc. Series 2020 3.099%, 01/01/2030	$1,000	$1,085,900
Low Income Investment Fund Series 2019 3.711%, 07/01/2029	5,000	5,006,369

		6,092,269

Industrial – 2.3%
Consumer Cyclical – Other – 1.4%
Conservation Fund A Nonprofit Corp. (The) Series 2019 3.474%, 12/15/2029	3,267	3,470,629

Consumer Non-Cyclical – 0.5%
YMCA of Greater New York
Series 2020 2.21%, 08/01/2020	650	650,578
Series 2018 3.985%, 08/01/2022	500	529,974

		1,180,552

Other Industrial – 0.4%
Howard University Series 2020 2.516%, 10/01/2025	1,000	1,041,510

		5,692,691

Total Corporates – Investment Grade (cost $11,417,000)		11,784,960

	Shares
SHORT-TERM INVESTMENTS – 6.5%
Investment Companies – 6.5%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.35%(c)(d)(e) (cost $15,949,726)	15,949,726	15,949,726

Total Investments – 97.8% (cost $245,524,631)		239,934,791
Other assets less liabilities – 2.2%		5,361,868

Net Assets – 100.0%		$245,296,659

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 23

PORTFOLIO OF INVESTMENTS (continued)

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2020, the aggregate market value of these securities amounted to $29,927,354 or 12.2% of net assets.

(b)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at April 30, 2020.

(c)	Affiliated investments.

(d)	The rate shown represents the 7-day yield as of period end.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

As of April 30, 2020, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 18.6% and 0.0%, respectively.

Glossary:

AGM – Assured Guaranty Municipal

BAM – Build American Mutual

COP – Certificate of Participation

DOT – Department of Transportation

LIBOR – London Interbank Offered Rates

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES

April 30, 2020

Assets
Investments in securities, at value
Unaffiliated issuers (cost $229,574,905)	$223,985,065
Affiliated issuers (cost $15,949,726)	15,949,726
Receivable for shares of beneficial interest sold	3,541,655
Interest receivable	2,823,378
Affiliated dividends receivable	4,704
Receivable due from Adviser	1,081

Total assets	246,305,609

Liabilities
Dividends payable	610,568
Payable for shares of beneficial interest redeemed	398,382

Total liabilities	1,008,950

Net Assets	$245,296,659

Composition of Net Assets
Shares of beneficial interest, at par	$248
Additional paid-in capital	251,355,649
Accumulated loss	(6,059,238)

$245,296,659

Net Asset Value Per Share—unlimited shares of beneficial interest authorized, $.00001 par value (based on 24,761,308 common shares outstanding)	$9.91

See notes to financial statements.

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STATEMENT OF OPERATIONS

Year Ended April 30, 2020

Investment Income
Interest	$5,673,837
Dividends—Affiliated issuers	159,491
Other income(a)	10,031

Total investment income		$5,843,359

Realized and Unrealized Loss on Investment Transactions
Net realized loss on investment transactions		(284,986)
Net change in unrealized appreciation/depreciation of investments		(9,721,429)

Net loss on investment transactions		(10,006,415)

Net Decrease in Net Assets from Operations		$(4,163,056)

(a)	Other income includes a reimbursement for investment in affiliated issuer (see Note B).

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended April 30, 2020	Year Ended April 30, 2019
Increase (Decrease) in Net Assets from Operations
Net investment income	$5,843,359	$3,099,712
Net realized loss on investment transactions	(284,986)	(152,868)
Net change in unrealized appreciation/depreciation of investments	(9,721,429)	4,774,022

Net increase (decrease) in net assets from operations	(4,163,056)	7,720,866
Distribution to Shareholders	(5,843,379)	(3,099,693)
Transactions in Shares of Beneficial Interest
Net increase	122,339,075	91,001,459

Total increase	112,332,640	95,622,632
Net Assets
Beginning of period	132,964,019	37,341,387

End of period	$245,296,659	$132,964,019

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

April 30, 2020

NOTE A

Significant Accounting Policies

AB Corporate Shares (the “Trust”) was organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated January 26, 2004. The Trust is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company. The Trust operates as a “series” company currently offering five separate portfolios: AB Corporate Income Shares, AB Municipal Income Shares, AB Taxable Multi-Sector Income Shares, AB Impact Municipal Income Shares and AB Tax-Aware Real Return Income Shares. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to AB Impact Municipal Income Shares (the “Fund”).

Shares of the Fund are offered exclusively to holders of accounts established under wrap-fee programs sponsored and maintained by certain registered investment advisers approved by AllianceBernstein L.P. (the “Adviser”). The Fund’s shares may be purchased at the relevant net asset value without a sales charge or other fee. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over

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NOTES TO FINANCIAL STATEMENTS (continued)

the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

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NOTES TO FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more

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NOTES TO FINANCIAL STATEMENTS (continued)

widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2020:

Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets:
Long-Term Municipal Bonds	$—	$210,228,125	$—	$210,228,125
Short-Term Municipal Notes	—	1,971,980	—	1,971,980
Corporates – Investment Grade	—	11,784,960	—	11,784,960
Short-Term Investments	15,949,726	—	—	15,949,726

Total Investments in Securities	15,949,726	223,985,065	—	239,934,791
Other Financial Instruments(a)	—	—	—	—

Total	$15,949,726	$223,985,065	$—	$239,934,791	(b)

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)

The amount of $9,624,673 for Long-Term Municipal Bonds was transferred out of Level 3 into Level 2 as improved transparency of price inputs received from pricing vendors has increased the observability during the reporting period.

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior tax year) and has concluded that no provision for income tax is required in the Fund’s financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the

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NOTES TO FINANCIAL STATEMENTS (continued)

identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the advisory agreement, the Fund pays no advisory fee to the Adviser and the Adviser reimburses or pays for the Fund’s operating expenses. The Fund is an integral part of separately managed accounts in wrap-fee programs and other investment programs. Typically, participants in these programs pay a fee to their investment adviser for all costs and expenses of the separately managed account, including costs and expenses associated with the Fund, and a fee is paid by their investment adviser to the Adviser. In certain cases, participants may have a direct relationship with the Adviser without the involvement of a third party investment adviser, in which case the participant would pay a fee directly to the Adviser. The Adviser serves as investment manager and adviser of the Fund and continuously furnishes an investment program for the Fund and manages, supervises and conducts the affairs of the Fund, subject to the supervisions of the Fund’s Board. The advisory agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Fund for, office space, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services.

The Fund has entered into a distribution agreement with AllianceBernstein Investments, Inc., the Fund’s principal underwriter (the “Underwriter”), to permit the Underwriter to distribute the Fund’s shares, which are sold at their net asset value without any sales charge. The Fund does not pay a fee for this service. The Underwriter is a wholly owned subsidiary of the Adviser.

AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, acts as the Fund’s registrar, transfer agent and dividend-disbursing agent. ABIS registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders. The Fund does not pay a fee for this service.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2020. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to reimburse the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended April 30, 2020, such reimbursement amounted to $10,031.

A summary of the Fund’s transactions in AB mutual funds for the year ended April 30, 2020 is as follows:

Fund	Market Value 4/30/19 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 4/30/20 (000)	Dividend Income (000)
Government Money Market Portfolio	$5,190	$113,955	$103,195	$15,950	$159

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximately 64.9% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns less than 10% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

Sales under the Plan that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Fund’s investment

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NOTES TO FINANCIAL STATEMENTS (continued)

advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Funds subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended April 30, 2020 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$106,937,665		$4,119,825
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$245,524,631

Gross unrealized appreciation	$3,505,163
Gross unrealized depreciation	(9,095,003)

Net unrealized depreciation	$(5,589,840)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the year ended April 30, 2020.

NOTE D

Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	Shares		Amount
	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2020	Year Ended April 30, 2019

Shares sold	13,186,982	10,105,211	$137,610,295	$99,653,683

Shares redeemed	(1,472,619)	(873,773)	(15,271,220)	(8,652,224)

Net increase	11,714,363	9,231,438	$122,339,075	$91,001,459

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE E

Risks Involved in Investing in the Fund

Market Risk—The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have and may in the future have an adverse effect on the Fund’s investments and net asset value and can lead to increased market volatility. For example, any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the Fund’s portfolio companies. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

ESG Risk—Applying environmental, social and corporate governance (“ESG”) and sustainability criteria to the investment process may exclude securities of certain issuers for non-investment reasons and, therefore, the Fund may forgo some market opportunities available to funds that do not use ESG or sustainability criteria. Securities selected based on ESG factors may shift into and out of favor depending on market and economic conditions, and the Fund’s performance may at times be better or worse than the performance of funds that do not use ESG or sustainability criteria.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have

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NOTES TO FINANCIAL STATEMENTS (continued)

a higher probability that an issuer will default or fail to meet its payment obligations.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Congress has previously considered making changes to the municipal securities provisions of the Internal Revenue Code that could change the U.S. federal income tax treatment of certain types of municipal securities

Tax Risk—There is no guarantee that all of the Fund’s income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Fund by increasing taxes on that income. In such event, the Fund’s net asset value, or NAV, could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Fund shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, the Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund’s yield. The federal income tax treatment of payments in respect of certain derivative contracts is unclear.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (“junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These

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NOTES TO FINANCIAL STATEMENTS (continued)

securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Illiquid Investments Risk —Illiquid investments risk exists when particular investments, such as lower-rated securities, are or become difficult to purchase or sell, possibly preventing the Fund from selling such investments at an advantageous price. The Fund is subject to illiquid investments risk because the market for municipal securities is generally smaller than many other markets. Derivatives and securities involving substantial market and credit risk tend to involve greater illiquid investments risk than most other types of investments.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

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NOTES TO FINANCIAL STATEMENTS (continued)

LIBOR Risk—The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE F

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the Adviser. The Fund did not utilize the Facility during the year ended April 30, 2020.

NOTE G

Distributions to Shareholders

The tax character of distributions paid during the fiscal year ended April 30, 2020 and the period ended April 30, 2019 were as follows:

	2020	2019
Distributions paid from:
Ordinary income…	$169,666	$125,019

Total taxable distributions…	169,666	125,019
Tax exempt distributions…	5,673,713	2,974,674

Total distributions paid…	$5,843,379	$3,099,693

As of April 30, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed tax-exempt income	$610,567
Accumulated capital and other losses	(469,397	)(a)
Unrealized appreciation/(depreciation)	(5,589,840)

Total accumulated earnings/(deficit)	$(5,448,670	) (b)

(a)	As of April 30, 2020, the Fund had a net capital loss carryforward of $469,397.

(b)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of April 30, 2020, the Fund had a net short-term capital loss carryforward of $397,886 and a net long-term capital loss carryforward of $71,511, which may be carried forward for an indefinite period.

During the current fiscal year, there were no permanent differences that resulted in adjustments to accumulated loss or additional paid-in capital.

NOTE H

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the

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NOTES TO FINANCIAL STATEMENTS (continued)

amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The Fund has adopted ASU 2017-08, which did not have a material impact on the Fund’s financial position or the results of its operations, and had no impact on the Fund’s net assets.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Year Ended April 30,		September 12, 2017(a) to April 30, 2018
	2020	2019

Net asset value, beginning of period	$ 10.19	$ 9.79	$ 10.00

Income From Investment Operations

Net investment income(b)	.33	.33	.18

Net realized and unrealized gain (loss) on investment transactions	(.27)	.40	(.22)

Net increase (decrease) in net asset value from operations	.06	.73	(.04)

Less: Dividends

Dividends from net investment income	(.34)	(.33)	(.17)

Net asset value, end of period	$ 9.91	$ 10.19	$ 9.79

Total Return

Total investment return based on net asset value(c)	.40%	7.56%	(.44	) %

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$245,297	$132,964	$37,341

Ratio to average net assets of:

Net investment income	3.18%	3.35%	2.89	%^

Portfolio turnover rate	2%	23%	8%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

^	Annualized.

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 41

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AB Corporate Shares and Shareholders

of AB Impact Municipal Income Shares:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Impact Municipal Income Shares (the “Fund”) (one of the series constituting AB Corporate Shares (the “Trust”)), including the portfolio of investments, as of April 30, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and the period from September 12, 2017 (commencement of operations) to April 30, 2018 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting AB Corporate Shares) at April 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the two years in the period then ended and the period from September 12, 2017 (commencement of operations) to April 30, 2018, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud,

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

June 26, 2020

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BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Jeanette Loeb(1) Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

R.B. “Guy” Davidson III(2),^, Vice President Eric A. Glass(2), Vice President Matthew J. Norton(2), Vice President Emilie D. Wrapp, Secretary	Michael B. Reyes, Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036
Transfer Agent AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free (800) 221-5672

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s Portfolio are made by the Adviser’s Municipal Impact Investment Team. Messrs. Davidson, Glass and Norton are the investment professionals primarily responsible for the day-to-day management of the Fund’s Portfolio.

^	Mr. Davidson is expected to retire from the Adviser effective December 30, 2020.

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MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Certain information concerning the Trust’s Trustee is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INTERESTED TRUSTEE

Robert M. Keith,# 1345 Avenue of the Americas New York, NY 10105 60 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business with which he had been associated since prior to 2004.	90	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES

Marshall C. Turner, Jr.,## Chairman of the Board 78 (2005)	Private Investor since prior to 2015. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	90	Xilinx, Inc. (programmable logic semi-conductors) since 2007

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Jorge A. Bermudez,## 69 (2020)	Private investor since prior to 2015. Former Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.	90	Moody’s Corporation since April 2011

Michael J. Downey,## 76 (2005)	Private Investor since prior to 2015. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2015 until 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	90	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Nancy P. Jacklin,## 72 (2006)	Private Investor since prior to 2015. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	90	None

Jeanette Loeb,## 68 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as a Director of the AB Funds since April 2020.	90	Apollo Investment Corp. (business development company) since August 2011

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Carol C. McMullen,## 64 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	90	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Garry L. Moody,## 68 (2008)	Private Investor since prior to 2015. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	90	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Earl D. Weiner,## 80 (2007)	Senior Counsel since 2017, Of Counsel from 2007 to 2016, and Partner prior to then, of the law firm Sullivan & Cromwell LLP. He is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	90	None

*

The address for each of the Company’s independent Trustees is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department – Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Trustees.

***

The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Trust.

#	Mr. Keith is an “interested person” of the Trust, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 60	President and Chief Executive Officer	See biography above.

R.B. “Guy” Davidson III^ 59	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2015. He is also Chief Investment Officer - Municipal Business.

Eric A. Glass 49	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2015.

Matthew J. Norton 37	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2015. He is also Co-Head — Municipal Portfolio Management.

Emilie D. Wrapp 64	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2015.

Michael B. Reyes 43	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2015.

Joseph J. Mantineo 61	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2015.

Phyllis J. Clarke 59	Controller	Vice President of ABIS**, with which she has been associated since prior to 2015.

Vincent S. Noto 55	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2015.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Trust.

^	Mr. Davidson is expected to retire from the Adviser effective December 30, 2020.

The Trust’s Statement of Additional Information (“SAI”) has additional information about the Trust’s Trustees and Officers and is available without charge upon request. Contact your financial representative or ABI at (800) 227-4618, or visit, www.abfunds.com. for a free prospectus or SAI.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”). Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund’s Board with such annual report during the first quarter of 2020, which covered the period December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner. Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, taking into account any holdings of less liquid and illiquid assets. The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP. The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP, and there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of AB Corporate Shares (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Impact Municipal Income Shares (the “Fund”) at a meeting held on November 4-6, 2019 (the “Meeting”).*

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors noted that the Fund is designed as a vehicle for the wrap fee account market (where investors pay fees to a wrap fee sponsor which pays investment fees and expenses from such fee). The directors also noted that no advisory fee is payable by the Fund, that the Advisory Agreement does not include the reimbursement provision for certain administrative expenses included in the advisory agreements of most of the open-end AB Funds, and that the Adviser is responsible for payment of the Fund’s ordinary expenses. The directors noted that the Company acknowledges in the Advisory Agreement that the Adviser and its affiliates expect to receive compensation from third parties in connection with services provided under the Advisory Agreement. The directors further noted that the Adviser receives payments from the wrap fee program sponsors (the “Sponsors”) that use the Fund as an investment vehicle for their clients.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the underlying fund advised by the Adviser in which the Fund invests.

*

Following transactions completed on November 13, 2019 that may have been deemed to have been an “assignment” causing termination of the Fund’s investment advisory agreement, a new investment advisory agreement, having the same terms as the prior one, was entered into by the Fund and the Adviser.

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The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for the period ended December 31, 2017 and calendar year 2018 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and

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distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying fund advised by the Adviser in which the Fund invests. The directors noted that the Adviser is compensated by the Sponsors. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing the Fund’s performance against a broad-based securities market index, in each case for the 1-year period ended July 31, 2019 and (in the case of comparisons with the broad-based securities market index) for the period from inception. The directors were cognizant that the Fund was neither designed nor offered as a standalone investment and was intended to serve solely as a component of certain separately managed accounts (“SMAs”). The Adviser had explained that this attribute made it difficult to select an appropriate benchmark for the Fund. At the directors’ request, the Adviser provided information showing the weighting of the Fund in a current SMA and the overall performance of the SMA versus its stated benchmark. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees

The directors considered the advisory fee rate payable by the Fund to the Adviser (zero) and information provided by the 15(c) service provider showing the fees payable by other fund families used in wrap fee programs similar to that of the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds.

The directors noted the unusual arrangements in the Advisory Agreement providing for no advisory fee but were cognizant that the Adviser is indirectly compensated by the Sponsors for its services to the Fund. The directors reviewed the fee arrangements between the Adviser and each of the current Sponsors and noted that such fees were negotiated on an

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arm’s length basis and were within the range of fees paid by wrap fee sponsors to other advisers of similar funds. While the Adviser’s fee arrangements with the Sponsors vary, the directors acknowledged the Adviser’s view that a portion of such fees (less the expenses of the Fund paid by the Adviser) may reasonably be viewed as compensating the Adviser for advisory services it provides to the Fund (the “implied fee”) and that the Adviser believes that while the Sponsors pay the Adviser different fee rates, the rate of fee attributable to Fund management at the Fund level is the same for all Sponsors. The directors also considered the fee rate schedules used by other registered investment companies that invest in fixed income securities that are advised by the Adviser.

The Adviser informed the directors that there were no institutional products managed by the Adviser that utilize investment strategies similar to those of the Fund.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund would be for services in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

The directors did not consider comparative expense information for the Fund because the Fund does not bear ordinary expenses.

Economies of Scale

The directors did not consider the extent to which fee levels in the Advisory Agreement for the Fund reflect economies of scale because the Advisory Agreement does not provide for any compensation to be paid to the Adviser by the Fund and the Fund’s expense ratio is zero. They did note, however, that the fee payable to the Adviser by the current Sponsors declines at a breakpoint based on either individual account sizes or on total assets managed by the Adviser for the Sponsor.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL EQUITY (continued)

GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio1

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

FIXED INCOME (continued)

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio1

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to July 12, 2019, Total Return Bond Portfolio was named Intermediate Bond Portfolio; prior to February 5, 2020, Tax-Aware Fixed Income Opportunities Portfolio was named Tax-Aware Fixed Income Portfolio.

58 | AB IMPACT MUNICIPAL INCOME SHARES	abfunds.com

NOTES

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 59

NOTES

60 | AB IMPACT MUNICIPAL INCOME SHARES	abfunds.com

AB IMPACT MUNICIPAL INCOME SHARES

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

IMISH-0151-0420

APR    04.30.20

ANNUAL REPORT

AB MUNICIPAL INCOME SHARES

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Municipal Income Shares (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB MUNICIPAL INCOME SHARES | 1

ANNUAL REPORT

June 11, 2020

This report provides management’s discussion of fund performance for AB Municipal Income Shares for the annual reporting period ended April 30, 2020. Please note, shares of this Fund are available only to separately managed accounts or participants in “wrap fee” programs or other investment programs approved by the Adviser.

The investment objective of the Fund is to earn the highest level of current income, exempt from federal taxation, that is available consistent with what the Adviser considers to be an appropriate level of risk.

NAV RETURNS AS OF APRIL 30, 2020 (unaudited)

	6 Months	12 Months

AB MUNICIPAL INCOME SHARES	-8.87%	-4.23%

Bloomberg Barclays Municipal Bond Index	-1.33%	2.16%

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg Barclays Municipal Bond Index, for the six- and 12-month periods ended April 30, 2020.

The Fund underperformed the benchmark for both periods. The Fund is generally used to provide exposure to lower-rated municipal bonds and longer-duration bonds within separately managed account strategies. The Fund is overweight lower-rated (non-investment grade) bonds relative to the benchmark, which is fully composed of investment-grade bonds. This overweight was detrimental over both periods. The Fund is overweight long-duration bonds relative to the benchmark. This overweight detracted over both periods as yields for shorter-duration bonds declined relative to long-duration bonds.

For both periods, an overweight to the senior living sector and security selection within the state general obligation bond sector detracted, relative to the benchmark. Underweights to the airport and state lease-backed sectors contributed. During the 12-month period, security selection in utilities contributed. For the six-month period, the Fund’s overweight to four- to five-year duration municipals, relative to slightly longer- or shorter-duration bonds, contributed.

The Fund utilized derivatives for hedging purposes in the form of consumer price index swaps, which detracted from absolute performance for both periods, and interest rate swaps, which added for both periods.

2 | AB MUNICIPAL INCOME SHARES	abfunds.com

MARKET REVIEW AND INVESTMENT STRATEGY

Themes of strong demand, light supply and supportive credit fundamentals were prominent until the last couple months of the 12-month period ended April 30, 2020. In March, these themes sharply reversed and volatility spiked dramatically. The novel coronavirus pandemic quickly led to the increase in market volatility and to a sharp economic contraction. In this environment, investors fled to cash from nearly every other type of investment, and stocks and bonds fell dramatically. The municipal bond market was not spared; after 60 consecutive weeks of inflows, municipal bond funds had record outflows. Municipals had shown strong absolute and relative performance prior to March, with yields declining 0.8% to over 1% depending on the maturity since April of 2019. In March, open-end funds had to sell vast quantities of bonds to meet shareholder redemptions, and this selling contributed to yields rising over 2% in less than two weeks. The municipal market did recover toward the end of March and into April as investor demand returned following the actions taken by the US Federal Reserve to address market liquidity and the passing of the Coronavirus Aid, Relief, and Economic Security Act, which included direct aid to municipalities. As a result, after the large moves during both periods, yields for high-grade municipal bonds ended lower for the 12-month period by 0.3% to 0.7%, with yields for shorter-maturity bonds declining more; for the six-month period, longer-maturity municipal yields were higher by about 0.15% and shorter-maturity bonds declined by about 0.3%. Over both the six- and 12-month periods, the additional yield provided by more credit-sensitive bonds increased.

The Fund’s Senior Investment Management Team relies on an investment process that combines quantitative and fundamental research to build effective municipal bond portfolios.

The Fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most bond insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of April 30, 2020, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity were 2.90% and 0.05%, respectively.

abfunds.com	AB MUNICIPAL INCOME SHARES | 3

INVESTMENT POLICIES

The Fund pursues its objective by investing principally in high-yielding municipal securities that may be non-investment grade or investment-grade. As a matter of fundamental policy, the Fund invests, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax for certain taxpayers.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings.

The Fund may invest without limit in lower-rated securities (“junk bonds”), which may include securities having the lowest rating, and in unrated securities that, in the Adviser’s judgment, would be lower-rated securities if rated. The Fund may invest in fixed-income securities with any maturity or duration. The Fund will seek to increase income for shareholders by investing in longer maturity bonds. Consistent with its objective of seeking a higher level of income, the Fund may experience greater volatility and a higher risk of loss of principal than other municipal funds.

The Fund may also invest in tender option bond transactions (“TOBs”); forward commitments; zero-coupon municipal securities and variable, floating and inverse floating-rate municipal securities; certain types of mortgage-related securities; and derivatives, such as options, futures contracts, forwards and swaps.

The Fund may make short sales of securities or maintain a short position, and may use other investment techniques. The Fund may use leverage for investment purposes to increase income through the use of TOBs and derivative instruments, such as interest rate swaps.

4 | AB MUNICIPAL INCOME SHARES	abfunds.com

DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays Municipal Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a fund. The Bloomberg Barclays Municipal Bond Index represents the performance of the long-term tax-exempt bond market consisting of investment-grade bonds. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have and may in the future have an adverse effect on the Fund’s investments and net asset value and can lead to increased market volatility. For example, any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the Fund’s portfolio companies. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

abfunds.com	AB MUNICIPAL INCOME SHARES | 5

DISCLOSURES AND RISKS (continued)

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Congress has previously considered making changes to the municipal securities provisions of the Internal Revenue Code that could change the US federal income tax treatment of certain types of municipal securities.

Tax Risk: There is no guarantee that all of the Fund’s income will remain exempt from federal or state income taxes. From time to time, the US government and the US Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Fund by increasing taxes on that income. In such event, the Fund’s net asset value (“NAV”) could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax-exempt status of municipal bonds could also result in significant shareholder redemptions of Fund shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, the Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund’s yield. The federal income tax treatment of payments in respect of certain derivative contracts is unclear.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest-rate sensitivity and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

6 | AB MUNICIPAL INCOME SHARES	abfunds.com

DISCLOSURES AND RISKS (continued)

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Leverage Risk: To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Illiquid Investments Risk: Illiquid investments risk exists when particular investments, such as lower-rated securities, are or become difficult to purchase or sell, possibly preventing the Fund from selling such investments at an advantageous price. The Fund is subject to illiquid investments risk because the market for municipal securities is generally smaller than many other markets. Derivatives and securities involving substantial market and credit risk tend to involve greater illiquid investments risk than most other types of investments.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 227 4618. The investment return and

abfunds.com	AB MUNICIPAL INCOME SHARES | 7

DISCLOSURES AND RISKS (continued)

principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance assumes reinvestment of distributions and does not account for taxes.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus and/or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

8 | AB MUNICIPAL INCOME SHARES	abfunds.com

HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

9/1/20101 TO 4/30/2020

This chart illustrates the total value of an assumed $10,000 investment in AB Municipal Income Shares (from 9/1/20101 to 4/30/2020) as compared to the performance of its benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

1	Inception date: 9/1/2010.

abfunds.com	AB MUNICIPAL INCOME SHARES | 9

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2020 (unaudited)

NAV Returns

1 Year	-4.23%

5 Years	3.37%

Since Inception[1]	5.45%

AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2020 (unaudited)

NAV Returns

1 Year	-1.15%

5 Years	3.82%

Since Inception[1]	5.78%

The prospectus fee table shows the fees and the total operating expenses of the Fund as 0.01% because the Adviser does not charge any fees or expenses and reimburses Fund operating expenses except certain extraordinary expenses, taxes, brokerage costs and the interest on borrowings or certain leveraged transactions. Participants in a wrap fee program or other investment program eligible to invest in the Fund pay fees to the program sponsor and should review the program brochure or other literature provided by the sponsor for a discussion of fees and expenses charged.

1	Inception date: 9/1/2010.

10 | AB MUNICIPAL INCOME SHARES	abfunds.com

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you may incur various ongoing non-operating and extraordinary costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020	Expenses Paid During Period*	Annualized Expense Ratio*
Actual	$1,000	$911.30	$0.05	0.01%
Hypothetical**	$1,000	$1,024.81	$0.05	0.01%

*

Expenses are equal to the Fund’s annualized expense ratio (interest expense incurred) multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). The Fund’s operating expenses are borne by the Adviser or its affiliates.

**	Assumes 5% annual return before expenses.

abfunds.com	AB MUNICIPAL INCOME SHARES | 11

PORTFOLIO SUMMARY

April 30, 2020 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $4,685.9

1

All data are as of April 30, 2020. The Fund’s quality rating breakdown is expressed as a percentage of the Fund’s total investments in municipal securities and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Fund considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment-grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments, such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

12 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS

April 30, 2020

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 97.2%
Long-Term Municipal Bonds – 97.2%
Alabama – 3.1%
County of Jefferson AL Series 2018A 5.00%, 04/01/2023-04/01/2024	$5,125	$5,751,805
County of Jefferson AL Sewer Revenue Series 2013D 6.00%, 10/01/2042	11,645	13,276,232
Elmore County Board of Education 3.00%, 08/01/2037	2,130	2,160,331
Infirmary Health System Special Care Facilities Financing Authority of Mobile (Infirmary Health System Obligated Group) Series 2016A 5.00%, 02/01/2036-02/01/2041	10,000	10,727,250
Jefferson County Board of Education/AL Series 2018 5.00%, 02/01/2039-02/01/2046	28,280	32,893,964
Lower Alabama Gas District (The) (Goldman Sachs Group, Inc. (The)) Series 2016A 5.00%, 09/01/2046	10,000	12,443,300
Southeast Alabama Gas Supply District (The) (Goldman Sachs Group, Inc. (The)) Series 2018A 4.00%, 04/01/2049	13,350	13,988,263
Special Care Facilities Financing Authority of the City of Pell City Alabama (Noland Health Services, Inc.) Series 2012 5.00%, 12/01/2031	3,000	3,117,390
Special Care Facilities Financing Authority of the City of Pell City Alabama (Noland Obligated Group) Series 2016A 5.00%, 12/01/2031	10,000	10,391,300
Tuscaloosa County Industrial Development Authority (Hunt Refining Co.) Series 2019A 5.25%, 05/01/2044(a)	38,735	38,317,824

		143,067,659

abfunds.com	AB MUNICIPAL INCOME SHARES | 13

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Alaska – 0.2%
State of Alaska International Airports System Series 2016B 5.00%, 10/01/2033-10/01/2034	$9,000	$10,144,710

American Samoa – 0.3%
American Samoa Economic Development Authority (Territory of American Samoa) 7.125%, 09/01/2038(a)	8,315	9,542,959
Series 2015A 6.625%, 09/01/2035	3,235	3,548,633

		13,091,592

Arizona – 1.1%
Arizona Industrial Development Authority Series 20192 – Class A 3.625%, 05/20/2033	7,864	7,441,146
Arizona Industrial Development Authority (North Carolina Central University Project) BAM 5.00%, 06/01/2049-06/01/2054	4,285	4,751,341
Arizona Industrial Development Authority (Pinecrest Academy of Nevada) Series 2020A 4.00%, 07/15/2030(a)	1,250	1,191,387
Arizona Industrial Development Authority (Provident Group – EMU Properties LLC) Series 2018 5.00%, 05/01/2051	1,100	976,800
Arizona Sports & Tourism Authority Series 2012A 5.00%, 07/01/2029	3,670	3,905,981
City of Phoenix Civic Improvement Corp. (City of Phoenix AZ Lease) Series 2019A 4.00%, 07/01/2045	2,850	2,864,392
Glendale Industrial Development Authority (Beatitudes Campus Obligated Group (The)) Series 2017 5.00%, 11/15/2036	1,000	829,860
Glendale Industrial Development Authority (Royal Oaks Life Care Community) Series 2016 5.00%, 05/15/2039	2,700	2,731,401
Industrial Development Authority of the City of Phoenix (The) (GreatHearts Arizona) Series 2014 5.00%, 07/01/2044	3,875	3,962,149

14 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Maricopa County Industrial Development Authority (Benjamin Franklin Charter School Ltd.) Series 2018A 6.00%, 07/01/2052(a)	$18,500	$18,904,780
Quechan Indian Tribe of Fort Yuma Series 2012A 9.75%, 05/01/2025	60	63,222
Salt Verde Financial Corp. (Citigroup, Inc.) Series 2007 5.00%, 12/01/2037	150	182,652
Tempe Industrial Development Authority (Friendship Village of Tempe) 5.00%, 12/01/2054	1,185	926,777
Tempe Industrial Development Authority (Mirabella at ASU, Inc.) Series 2017A 6.125%, 10/01/2047(a)	1,065	1,002,485

		49,734,373

Arkansas – 0.2%
Arkansas Development Finance Authority (Big River Steel LLC) 4.50%, 09/01/2049(a)	10,000	8,721,700

California – 5.4%
Abag Finance Authority for Nonprofit Corps. (Covia Communities) Series 2011 6.125%, 07/01/2041	100	101,576
Alameda Corridor Transportation Authority Series 2016B 5.00%, 10/01/2034-10/01/2037	26,130	27,890,633
Anaheim Public Financing Authority (City of Anaheim CA Lease) Series 2014A 5.00%, 05/01/2031	1,460	1,571,325
Bay Area Toll Authority Series 2013S 5.00%, 04/01/2027 (Pre-refunded/ETM)	1,000	1,121,720
California Educational Facilities Authority (Chapman University) Series 2015 5.00%, 04/01/2033-04/01/2034	8,210	8,892,611
California Educational Facilities Authority (University of the Pacific) Series 2012A 5.00%, 11/01/2042	100	102,093

abfunds.com	AB MUNICIPAL INCOME SHARES | 15

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

California Health Facilities Financing Authority (Children’s Hospital Los Angeles) Series 2017A 5.00%, 08/15/2037	$1,700	$1,858,525
California Health Facilities Financing Authority (Stanford Health Care Obligated Group) Series 2020A 4.00%, 08/15/2050	3,425	3,680,745
California Health Facilities Financing Authority (Sutter Health Obligated Group) Series 2018A 5.00%, 11/15/2037-11/15/2038	6,150	7,017,941
California Housing Finance Series 20192 4.00%, 03/20/2033	4,418	4,247,967
California Municipal Finance Authority (CHF-Riverside II LLC) 5.00%, 05/15/2039-05/15/2040	3,030	3,187,730
California Municipal Finance Authority (Goodwill Industries of Sacramento Valley & Northern Nevada, Inc.) Series 2012A 6.625%, 01/01/2032(a)	1,000	1,006,960
Series 2014 5.00%, 01/01/2035	1,085	894,919
California Municipal Finance Authority (LAX Integrated Express Solutions LLC) Series 2018A 5.00%, 12/31/2043	3,625	3,776,380
California Municipal Finance Authority (Partnerships to Uplift Communities Lakeview Terrace and Los Angeles Project) Series 2012A 5.30%, 08/01/2047	1,025	979,439
California Municipal Finance Authority (Rocketship Education Obligated Group) Series 2014A 7.00%, 06/01/2034	1,200	1,282,356
7.25%, 06/01/2043	2,075	2,220,292
California Municipal Finance Authority (Rocketship Seven-Alma Academy) Series 2012A 6.25%, 06/01/2043	725	741,755
California Pollution Control Financing Authority (Poseidon Resources Channelside LP) Series 2012 5.00%, 11/21/2045(a)	4,675	4,749,192

16 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

California Pollution Control Financing Authority (Rialto Bioenergy Facility LLC) 7.50%, 12/01/2040(a)	$785	$698,148
California School Finance Authority (Equitas Academy Obligated Group) Series 2018A 5.00%, 06/01/2056(a)	8,850	8,263,422
California School Finance Authority (Partnerships to Uplift Communities Valley Project) Series 2014A 6.40%, 08/01/2034(a)	3,000	3,151,860
California Statewide Communities Development Authority (Eskaton Properties, Inc. Obligated Group) Series 2012 5.25%, 11/15/2034	530	541,941
California Statewide Communities Development Authority (Loma Linda University Medical Center) 5.25%, 12/01/2048(a)	6,440	6,400,587
Series 2016A 5.00%, 12/01/2041(a)	6,160	6,127,475
Series 2018A 5.50%, 12/01/2058(a)	3,775	3,823,660
California Statewide Communities Development Authority (Moldaw Residences) Series 2014A 5.25%, 11/01/2044(a)	1,200	1,174,104
California Statewide Communities Development Authority (Rocketship Four-Mosaic Elementary) Series 2011A 8.50%, 12/01/2041	100	106,073
California Statewide Communities Development Authority (Rocklin Academy (The)) Series 2011A 8.25%, 06/01/2041	140	145,922
California Statewide Communities Development Authority (Terraces at San Joaquin Gardens (The)) Series 2012A 6.00%, 10/01/2047	250	257,478
City of Roseville CA (HP Campus Oaks Community Facilities District No. 1) Series 2016 5.50%, 09/01/2046	1,000	1,078,880

abfunds.com	AB MUNICIPAL INCOME SHARES | 17

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

City of San Buenaventura CA (Community Memorial Health System) Series 2011 7.50%, 12/01/2041	$100	$106,645
Golden State Tobacco Securitization Corp. Series 2018A 5.00%, 06/01/2047	82,290	79,980,120
5.25%, 06/01/2047	2,400	2,348,136
M-S-R Energy Authority (Citigroup, Inc.) Series 2009B 6.50%, 11/01/2039	17,685	25,301,929
Municipal Improvement Corp. of Los Angeles (City of Los Angeles CA Lease) Series 2016B 4.00%, 11/01/2036	2,705	2,951,885
Oakland Unified School District/Alameda County Series 2015A 5.00%, 08/01/2030-08/01/2040	6,215	7,017,130
Palomar Health (Palomar Health Obligated Group) Series 2016 5.00%, 11/01/2039	3,990	4,306,686
Series 2017 5.00%, 11/01/2042	3,375	3,610,406
San Francisco City & County Redevelopment Agency Successor Agency (Mission Bay South Public Imp) Series 2013A 5.00%, 08/01/2031	1,000	1,043,750
San Joaquin Hills Transportation Corridor Agency Series 2014A 5.00%, 01/15/2044	1,450	1,532,433
Series 2014B 5.25%, 01/15/2044	1,000	1,052,110
Southern California Logistics Airport Authority XLCA Series 2006 5.00%, 12/01/2036-12/01/2043	1,685	1,684,187
State of California 4.00%, 03/01/2037-03/01/2038	7,900	8,943,713
Tobacco Securitization Authority of Southern California Zero Coupon, 06/01/2054	10,480	1,593,170
5.00%, 06/01/2039	1,555	1,754,133

18 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

University of California CA Revenues 5.00%, 05/15/2033(b)	$465	$521,160
University of California CA Revenues 5.00%, 05/15/2033(b)	536	590,201

		251,431,503

Colorado – 2.1%
Centerra Metropolitan District No. 1 Series 2017 5.00%, 12/01/2037(a)	5,000	4,562,450
City & County of Denver CO (United Airlines, Inc.) Series 2017 5.00%, 10/01/2032	645	635,080
Colorado Health Facilities Authority (CommonSpirit Health) Series 2019A 4.00%, 08/01/2037-08/01/2038	3,960	3,962,719
5.00%, 08/01/2044(b)	63,235	67,458,466
Colorado Health Facilities Authority (Parkview Medical Center, Inc. Obligated Group) Series 2015B 5.00%, 09/01/2030	1,150	1,279,812
Colorado Health Facilities Authority (Sanford Obligated Group) Series 2019A 5.00%, 11/01/2049	7,050	7,694,934
Colorado Health Facilities Authority (Sunny Vista Living Center) Series 2015A 6.25%, 12/01/2050(a)	1,000	975,990
Copper Ridge Metropolitan District 5.00%, 12/01/2039-12/01/2043	3,660	3,171,909
Copperleaf Metropolitan District No. 2 Series 2015 5.75%, 12/01/2045	1,000	981,560
E-470 Public Highway Authority Series 2010C 5.375%, 09/01/2026	1,000	1,007,460
Plaza Metropolitan District No. 1 Series 2013 5.00%, 12/01/2040(a)	1,500	1,431,495
STC Metropolitan District No. 2 Series 2019A 5.00%, 12/01/2038-12/01/2049	1,940	1,751,467

abfunds.com	AB MUNICIPAL INCOME SHARES | 19

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Sterling Ranch Community Authority Board (Sterling Ranch Metropolitan District No. 2) Series 2015A 5.75%, 12/01/2045	$1,000	$1,011,520
Sterling Ranch Community Authority Board (Sterling Ranch Metropolitan District No. 3) Series 2017A 5.00%, 12/01/2038-12/01/2047	2,000	1,796,500
Vauxmont Metropolitan District AGM 3.25%, 12/15/2050	805	818,580
5.00%, 12/01/2033-12/01/2050(c)	805	931,650

		99,471,592

Connecticut – 3.0%
City of New Haven CT AGM Series 2019A 5.00%, 08/01/2039	1,650	1,809,638
Connecticut State Health & Educational Facilities Authority (Hartford HealthCare Obligated Group) Series 2020A 4.00%, 07/01/2036-07/01/2038	3,850	3,961,607
Connecticut State Health & Educational Facilities Authority (Quinnipiac University) Series 2015L 5.00%, 07/01/2045	5,750	6,099,715
Connecticut State Health & Educational Facilities Authority (Sacred Heart University, Inc.) Series 2017I-1 5.00%, 07/01/2035-07/01/2037	2,095	2,296,494
Connecticut State Health & Educational Facilities Authority (Seabury Retirement Community) Series 2016A 5.00%, 09/01/2046-09/01/2053(a)	2,475	2,162,476
Connecticut State Health & Educational Facilities Authority (University of New Haven, Inc.) 5.00%, 07/01/2034	1,000	1,015,090
Series 2018K-1 5.00%, 07/01/2028-07/01/2038	7,090	7,169,462
State of Connecticut Series 2013A 5.00%, 10/15/2024	5,000	5,510,750
Series 2013E 5.00%, 08/15/2031(b)	1,000	1,083,470

20 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2015F 5.00%, 11/15/2025-11/15/2032	$7,070	$8,017,528
Series 2016A 5.00%, 03/15/2032	8,165	9,190,442
Series 2016E 5.00%, 10/15/2028-10/15/2034	12,845	14,704,327
Series 2016F 5.00%, 10/15/2031	10,205	11,631,863
Series 2017A 5.00%, 04/15/2029-04/15/2034	26,125	29,882,296
Series 2018A 5.00%, 04/15/2034-04/15/2037	7,930	9,077,337
Series 2018C 5.00%, 06/15/2031-06/15/2038	7,490	8,643,464
Series 2018E 5.00%, 09/15/2037	1,035	1,180,593
Series 2020A 5.00%, 01/15/2040	8,300	9,534,874
State of Connecticut Special Tax Revenue Series 2012 5.00%, 01/01/2031	5,000	5,368,050

		138,339,476

Delaware – 0.1%
Delaware State Economic Development Authority (Delaware Military Academy, Inc.) Series 2014 5.00%, 09/01/2044-09/01/2049	2,440	2,457,363
Delaware State Economic Development Authority (Newark Charter School, Inc.) Series 2012 5.00%, 09/01/2042	1,310	1,323,061

		3,780,424

District of Columbia – 0.6%
District of Columbia (Freedom Forum, Inc. (The)) NATL 2.239%, 08/01/2038(d)	14,075	14,075,000
2.28%, 08/01/2038(d)	625	625,000
NATL Series 2002B 6.091%, 08/01/2037(d)	250	250,000
District of Columbia (Friendship Public Charter School, Inc.) Series 2012 5.00%, 06/01/2042	1,420	1,445,503
Series 2016A 5.00%, 06/01/2041-06/01/2046	1,900	1,964,705

abfunds.com	AB MUNICIPAL INCOME SHARES | 21

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

District of Columbia (KIPP DC Obligated Group) Series 2017A 5.00%, 07/01/2042-07/01/2048	$8,580	$8,860,928
Series 2017B 5.00%, 07/01/2037	1,465	1,537,078
Metropolitan Washington Airports Authority Series 2016A 5.00%, 10/01/2035	500	551,115

		29,309,329

Florida – 3.9%
Alachua County Health Facilities Authority (Oak Hammock at the University of Florida, Inc.) Series 2012A 8.00%, 10/01/2046	435	464,376
Alachua County Health Facilities Authority (Shands Teaching Hospital & Clinics Obligated Group) Series 2014A 5.00%, 12/01/2044	1,000	1,061,970
Bexley Community Development District Series 2016 4.875%, 05/01/2047	1,000	960,130
Cape Coral Health Facilities Authority (Gulf Care, Inc.) Series 2015 5.875%, 07/01/2040(a)	1,400	1,103,284
6.00%, 07/01/2045-07/01/2050(a)	4,015	3,071,026
Capital Trust Agency, Inc. (Aviva Senior Life) Series 2017 5.00%, 07/01/2046(a)	1,300	1,102,179
Capital Trust Agency, Inc. (Franklin Academy – Cooper City Campus) 5.00%, 12/15/2040-12/15/2055(a)	5,225	4,511,233
Capital Trust Agency, Inc. (Provision Cares Proton Therapy Center –Orlando) Series 2018A 7.50%, 06/01/2048(a)	3,820	3,881,769
City of Lakeland FL (Florida Southern College) Series 2012A 5.00%, 09/01/2037-09/01/2042	2,350	2,416,215

22 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

City of Lakeland FL (Lakeland Regional Health Systems Obligated Group) Series 2015 5.00%, 11/15/2040	$5,610	$5,913,220
City Of South Miami Health Facilities Authority, Inc. (Baptist Health South Florida Obligated Group) Series 2017 5.00%, 08/15/2037-08/15/2047	14,530	15,980,344
County of Miami-Dade FL Aviation Revenue Series 2014A 5.00%, 10/01/2033	10,000	10,953,800
Series 2015A 5.00%, 10/01/2031	1,100	1,222,892
County of Osceola FL Transportation Revenue Series 2020A Zero Coupon, 10/01/2035-10/01/2039	6,045	3,373,254
County of Palm Beach FL (Provident Group-PBAU Properties LLC) 5.00%, 04/01/2039-04/01/2051(a)	4,030	3,583,066
Florida Higher Educational Facilities Financial Authority (Florida Institute of Technology, Inc.) 4.00%, 10/01/2037	1,000	898,550
Florida Higher Educational Facilities Financial Authority (Ringling College of Art & Design, Inc.) 5.00%, 03/01/2044-03/01/2049	3,380	3,307,012
Greater Orlando Aviation Authority Series 2017A 5.00%, 10/01/2034-10/01/2036	9,650	10,746,986
Highlands County Health Facilities Authority (Trousdale Foundation Obligated Group) 6.00%, 04/01/2038	1,530	892,143
6.25%, 04/01/2049	1,820	1,014,959
Lakewood Ranch Stewardship District Series 2018 5.30%, 05/01/2039	1,000	1,016,440
5.45%, 05/01/2048	1,525	1,563,659
Manatee County School District (Manatee County School District Sales Tax) AGM Series 2017 5.00%, 10/01/2030	2,700	3,279,393

abfunds.com	AB MUNICIPAL INCOME SHARES | 23

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Marshall Creek Community Development District (Marshall Creek Community Development District 2015A) Series 2015A 5.00%, 05/01/2032	$1,655	$1,630,076
Martin County Health Facilities Authority Series 2012 5.50%, 11/15/2042 (Pre-refunded/ETM)	1,350	1,447,619
Martin County Industrial Development Authority (Indiantown Cogeneration LP) Series 2013 4.20%, 12/15/2025(a)	13,155	13,154,474
Miami Beach Health Facilities Authority (Mount Sinai Medical Center of Florida, Inc.) Series 2012 5.00%, 11/15/2029	2,885	3,049,993
Series 2014 5.00%, 11/15/2039	2,000	2,110,220
Miami-Dade County Expressway Authority Series 2014A 5.00%, 07/01/2034	4,000	4,355,240
Mid-Bay Bridge Authority Series 2015A 5.00%, 10/01/2028-10/01/2040	3,600	3,786,524
Series 2015C 5.00%, 10/01/2035-10/01/2040	2,750	2,858,082
North Broward Hospital District Series 2017B 5.00%, 01/01/2037-01/01/2048	21,590	23,106,190
Pinellas County Industrial Development Authority 5.00%, 07/01/2039	1,955	1,820,261
Town of Davie FL (Nova Southeastern University, Inc.) Series 2013A 5.625%, 04/01/2043	3,765	3,948,318
Series 2018 5.00%, 04/01/2048	24,650	25,814,466
Village Community Development District No. 13 3.00%, 05/01/2029	1,000	950,160
3.375%, 05/01/2034	1,500	1,397,280
3.55%, 05/01/2039	2,615	2,397,301
3.70%, 05/01/2050	10,000	8,916,800

24 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Volusia County School Board (Volusia County School Board COP) Series 2014B 5.00%, 08/01/2031	$1,625	$1,825,038

		184,885,942

Georgia – 2.1%
Cedartown Polk County Hospital Authority (Floyd Obligated Group) Series 2016 5.00%, 07/01/2039	4,000	4,304,680
City of Atlanta GA Department of Aviation Series 2012A 5.00%, 01/01/2031	1,390	1,462,975
Series 2014A 5.00%, 01/01/2033	1,820	1,994,411
Clarke County Hospital Authority (Piedmont Healthcare, Inc. Obligated Group) Series 2016 5.00%, 07/01/2031	2,500	2,842,725
Development Authority for Fulton County (Piedmont Healthcare, Inc. Obligated Group) Series 2016A 5.00%, 07/01/2032	2,000	2,261,880
Development Authority of Gwinnett County (Board of Regents of the University System of Georgia Lease) Series 2017A 5.00%, 07/01/2032-07/01/2037	10,855	12,474,562
Fayette County Hospital Authority/GA (Piedmont Healthcare, Inc. Obligated Group) Series 2016 5.00%, 07/01/2034-07/01/2036	10,710	11,988,036
Glynn-Brunswick Memorial Hospital Authority (Southeast Georgia Health System Obligated Group) Series 2017 5.00%, 08/01/2043-08/01/2047	12,680	13,479,836
Main Street Natural Gas, Inc. (Royal Bank of Canada) Series 2018A 4.00%, 04/01/2048	16,200	17,112,870
Series 2018C 4.00%, 08/01/2048	12,245	12,966,230
Municipal Electric Authority of Georgia 5.00%, 01/01/2038-01/01/2059	16,960	17,649,876

		98,538,081

abfunds.com	AB MUNICIPAL INCOME SHARES | 25

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Guam – 0.9%
Territory of Guam 5.00%, 11/15/2031	$2,310	$2,147,561
Territory of Guam (Guam Section 30 Income Tax) Series 2016A 5.00%, 12/01/2029-12/01/2032	9,015	9,089,675
Territory of Guam (Territory of Guam Business Privilege Tax) Series 2011A 5.125%, 01/01/2042	6,420	6,177,709
Series 2015D 5.00%, 11/15/2032-11/15/2035	25,505	25,318,690

		42,733,635

Idaho – 0.0%
Idaho Housing & Finance Association (Battelle Energy Alliance LLC) Series 2010A 7.00%, 02/01/2036	200	204,220

Illinois – 10.7%
Chicago Board of Education Series 2012A 5.00%, 12/01/2042	5,630	5,252,114
Series 2015C 5.25%, 12/01/2035-12/01/2039	10,315	9,973,838
Series 2015E 5.125%, 12/01/2032	1,000	983,520
Series 2016A 7.00%, 12/01/2044	1,400	1,506,246
Series 2016B 6.50%, 12/01/2046	1,900	2,010,713
Series 2017G 5.00%, 12/01/2034	4,150	4,055,629
Series 2017H 5.00%, 12/01/2036-12/01/2046	5,795	5,351,695
Series 2018A 5.00%, 12/01/2026-12/01/2028	17,705	17,930,173
Series 2019A 5.00%, 12/01/2029-12/01/2030	6,070	6,089,154
Series 2019B 5.00%, 12/01/2030-12/01/2033	3,100	3,078,203
Chicago O’Hare International Airport Series 2015C 5.00%, 01/01/2034	1,665	1,784,347
Series 2016B 5.00%, 01/01/2034	5,000	5,508,700

26 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2016C 5.00%, 01/01/2035-01/01/2038	$9,250	$10,098,222
Series 2017B 5.00%, 01/01/2035-01/01/2037	33,445	37,119,907
Chicago O’Hare International Airport (TrIPs Obligated Group) Series 2018 5.00%, 07/01/2033-07/01/2048	7,145	7,523,052
Chicago Transit Authority (Chicago Transit Authority Sales Tax) Series 2011 5.25%, 12/01/2023	4,285	4,563,611
City of Chicago IL (Goldblatts Supportive Living Project) Series 2013 6.375%, 12/01/2052(e)	1,050	702,587
Illinois Finance Authority (Ascension Health Credit Group) Series 2016C 5.00%, 02/15/2041	2,835	3,196,377
Illinois Finance Authority (Illinois Institute of Technology) 4.00%, 09/01/2035-09/01/2041	4,280	3,816,402
5.00%, 09/01/2036-09/01/2040	3,495	3,597,167
Illinois Finance Authority (Lake Forest College) Series 2012A 6.00%, 10/01/2048	400	408,604
Illinois Finance Authority (Mercy Health Corp.) Series 2016 5.00%, 12/01/2046	1,000	1,078,160
Illinois Finance Authority (OSF Healthcare System Obligated Group) Series 2015A 5.00%, 11/15/2045	4,295	4,422,733
Illinois Finance Authority (Park Place of Elmhurst Obligated Group) Series 2016A 6.20%, 05/15/2030	1,079	816,916
6.33%, 05/15/2048	829	564,801
6.44%, 05/15/2055	1,998	1,351,668
Series 2016C 2.00%, 05/15/2055(e)(f)(g)	609	6,090

abfunds.com	AB MUNICIPAL INCOME SHARES | 27

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Illinois Finance Authority (Plymouth Place, Inc.) Series 2013 6.00%, 05/15/2043	$3,500	$3,582,390
Series 2015 5.25%, 05/15/2050	2,000	1,732,780
Illinois Finance Authority (Rosalind Franklin University of Medicine & Science) Series 2017A 5.00%, 08/01/2042-08/01/2047	3,000	2,996,040
Series 2017C 5.00%, 08/01/2046	1,000	997,730
Illinois Finance Authority (Silver Cross Hospital Obligated Group) Series 2015C 5.00%, 08/15/2035	4,750	5,106,345
Illinois Municipal Electric Agency Series 2015A 5.00%, 02/01/2022	6,700	7,143,406
Illinois State Toll Highway Authority Series 2015A 5.00%, 01/01/2031-01/01/2032	3,125	3,562,956
Series 2015B 5.00%, 01/01/2036	2,850	3,204,882
Series 2016A 5.00%, 12/01/2032	7,000	7,978,250
Series 2016B 5.00%, 01/01/2041	3,450	3,873,004
Metropolitan Pier & Exposition Authority 5.00%, 06/15/2050	47,375	43,047,294
Series 2012 Zero Coupon, 12/15/2041-12/15/2051	20,785	4,558,231
Series 2015B 5.00%, 12/15/2045	13,300	12,270,979
Series 2017B Zero Coupon, 12/15/2054	9,850	1,273,901
State of Illinois Series 2012 5.00%, 08/01/2025	1,300	1,279,330
Series 2014 5.00%, 05/01/2023-05/01/2031	14,800	14,446,000
Series 2016 5.00%, 01/01/2022-11/01/2035	35,155	34,036,170
Series 2017A 5.00%, 12/01/2025-12/01/2034	14,795	14,338,308

28 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2017C 5.00%, 11/01/2029	$25,000	$24,049,250
Series 2017D 5.00%, 11/01/2024-11/01/2028	76,815	75,094,577
Series 2018A 5.00%, 10/01/2027-05/01/2030	24,410	23,598,113
Series 2018B 5.00%, 10/01/2026	5,000	4,876,900
Series 2019B 4.00%, 11/01/2036-11/01/2037	33,295	29,096,388
5.00%, 11/01/2031	28,975	27,705,315
Village of Antioch IL Special Service Areas No. 1 & 2 Series 2016A 4.50%, 03/01/2033(e)	3,767	3,269,229
Series 2016B 7.00%, 03/01/2033	1,700	1,504,075
Village of Pingree Grove IL Special Service Area No. 7 Series 2015A 4.50%, 03/01/2025	748	741,567
5.00%, 03/01/2036(e)	2,963	2,768,924
Series 2015B 6.00%, 03/01/2036	918	905,928

		501,828,891

Indiana – 0.8%
Indiana Finance Authority (Baptist Healthcare System Obligated Group) Series 2017 5.00%, 08/15/2051	3,905	4,080,569
Indiana Finance Authority (Bethany Circle of King’s Daughters’ of Madison Indiana, Inc. (The)) Series 2010 5.125%, 08/15/2027	1,000	1,007,590
5.50%, 08/15/2045	2,225	2,233,989
Indiana Finance Authority (Marquette Manor) Series 2015A 5.00%, 03/01/2030	1,000	1,011,460
Indiana Finance Authority (Ohio River Bridges) Series 2013A 5.00%, 07/01/2040-07/01/2048	10,970	11,248,078

abfunds.com	AB MUNICIPAL INCOME SHARES | 29

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Indiana Finance Authority (RES Polyflow Indiana LLC) 7.00%, 03/01/2039(a)	$22,795	$18,325,356

		37,907,042

Iowa – 0.3%
Iowa Finance Authority (Iowa Fertilizer Co. LLC) Series 2013B 5.25%, 12/01/2050	6,405	6,246,861
Iowa Finance Authority (Lifespace Communities, Inc. Obligated Group) Series 2018A 5.00%, 05/15/2043-05/15/2048	11,000	10,166,710

		16,413,571

Kansas – 0.1%
Overland Park Development Corp. (City of Overland Park KS) 5.00%, 03/01/2044-03/01/2049	3,140	2,774,028
Wyandotte County-Kansas City Unified Government (Wyandotte County-Kansas City Unified Government Sales Tax) Series 2018 4.50%, 06/01/2040	1,765	1,532,638

		4,306,666

Kentucky – 1.5%
City of Ashland KY (Ashland Hospital Corp. Obligated Group) 4.00%, 02/01/2035	930	952,580
Kentucky Economic Development Finance Authority (Baptist Healthcare System Obligated Group) Series 2017B 5.00%, 08/15/2034-08/15/2046	15,780	16,872,266
Kentucky Economic Development Finance Authority (CommonSpirit Health) Series 2019A 4.00%, 08/01/2038-08/01/2039	2,135	2,125,283
5.00%, 08/01/2044-08/01/2049(b)	13,615	14,478,234

30 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Kentucky Economic Development Finance Authority (Masonic Homes of Kentucky, Inc. Obligated Group) Series 2012 5.375%, 11/15/2042	$1,685	$1,515,523
5.50%, 11/15/2045	1,000	901,390
Series 2016A 5.00%, 05/15/2046-05/15/2051	3,100	2,431,642
Kentucky Economic Development Finance Authority (Owensboro Health, Inc. Obligated Group) Series 2017A 5.00%, 06/01/2037-06/01/2045	9,625	10,224,922
5.25%, 06/01/2041	1,250	1,339,438
Kentucky Economic Development Finance Authority (Rosedale Green) Series 2015 5.50%, 11/15/2035	1,750	1,471,610
5.75%, 11/15/2045	3,350	2,697,152
Louisville/Jefferson County Metropolitan Government (Norton Healthcare Obligated Group) 5.00%, 10/01/2047	1,965	2,333,595
Series 2016 5.00%, 10/01/2033	8,205	9,145,539
Series 2020A 5.00%, 10/01/2037-10/01/2038	5,120	5,851,603

		72,340,777

Louisiana – 1.8%
Jefferson Parish Hospital Service District No. 2 Series 2011 6.375%, 07/01/2041(h)	2,130	2,157,456
Jefferson Sales Tax District AGM Series 2017B 5.00%, 12/01/2034-12/01/2036	3,400	4,073,400
Louisiana Local Government Environmental Facilities & Community Development Auth (St. James Place of Baton Rouge) Series 2015A 6.00%, 11/15/2035	2,100	2,085,300
Louisiana Local Government Environmental Facilities & Community Development Auth (Woman’s Hospital Foundation) Series 2017 5.00%, 10/01/2034-10/01/2044	27,600	30,820,284

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Louisiana Public Facilities Authority Series 2016 5.00%, 05/15/2047 (Pre-refunded/ETM)	$10	$12,198
Louisiana Public Facilities Authority (Louisiana Pellets, Inc.) Series 2013B 10.50%, 07/01/2039(f)(g)(h)	2,750	27
Series 2014A 7.50%, 07/01/2023(f)(g)(h)	1,250	13
Louisiana Public Facilities Authority (Louisiana State University & Agricultural & Mechanical College Auxiliary Revenue) 5.00%, 07/01/2059	10,270	10,832,077
Louisiana Public Facilities Authority (Louisiana State University & Agricultural & Mechanical College Lease) Series 2017 5.00%, 07/01/2042-07/01/2057	17,565	19,888,617
Louisiana Public Facilities Authority (Ochsner Clinic Foundation) Series 2016 5.00%, 05/15/2047	1,110	1,186,290
New Orleans Aviation Board Series 2017B 5.00%, 01/01/2043	1,000	1,096,370
Parish of St. John the Baptist LA (Marathon Oil Corp.) 2.00%, 06/01/2037	4,855	4,349,594
2.10%, 06/01/2037	2,465	2,165,552
2.20%, 06/01/2037	3,700	3,072,739
Port New Orleans Board of Commissioners Series 2013B 5.00%, 04/01/2029-04/01/2031	1,540	1,667,953

		83,407,870

Maine – 0.4%
Finance Authority of Maine (Casella Waste Systems, Inc.) Series 2017 5.25%, 01/01/2025(a)	4,630	4,811,635
Series 2018R-2 4.375%, 08/01/2035(a)	1,700	1,705,032
Maine Health & Higher Educational Facilities Authority (Maine Medical Center) Series 2018A 5.00%, 07/01/2043-07/01/2048	9,620	10,680,021

32 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Maine Health & Higher Educational Facilities Authority (MaineGeneral Health Obligated Group) Series 2011 7.50%, 07/01/2032	$1,000	$1,045,080

		18,241,768

Maryland – 1.3%
City of Baltimore MD (Baltimore Hotel Corp.) 5.00%, 09/01/2046	1,000	862,300
Series 2017 5.00%, 09/01/2033-09/01/2036	3,250	2,803,895
City of Baltimore MD (East Baltimore Research Park Project) Series 2017A 5.00%, 09/01/2038	1,000	961,340
City of Baltimore MD (Harbor Point Special Taxing District) 3.625%, 06/01/2046(a)	1,750	1,333,185
Series 2019B 3.875%, 06/01/2046(a)	300	232,029
Maryland Health & Higher Educational Facilities Authority (Meritus Medical Center Obligated Group) Series 2015 5.00%, 07/01/2031	3,245	3,554,897
Maryland Health & Higher Educational Facilities Authority (Peninsula Regional Health System Obligated Group) 4.00%, 07/01/2036-07/01/2040(c)	9,880	9,989,020
5.00%, 07/01/2046(c)	22,040	23,960,125
Maryland Health & Higher Educational Facilities Authority (UPMC Obligated Group) Series 2020B 4.00%, 04/15/2036-04/15/2040	16,530	17,259,991

		60,956,782

Massachusetts – 0.8%
Massachusetts Development Finance Agency (Emerson College) Series 2016A 5.00%, 01/01/2047	2,220	2,315,638
Series 2017A 5.00%, 01/01/2040	670	711,902

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Massachusetts Development Finance Agency (Emmanuel College/MA) Series 2016A 5.00%, 10/01/2043	$1,760	$1,832,741
Massachusetts Development Finance Agency (Merrimack College) Series 2012A 5.25%, 07/01/2042	5,000	5,036,400
Massachusetts Development Finance Agency (Simmons University) Series 2018L 5.00%, 10/01/2034-10/01/2035	2,360	2,560,142
Massachusetts Development Finance Agency (South Shore Hospital, Inc.) Series 2016I 5.00%, 07/01/2031-07/01/2041	3,850	4,175,202
Massachusetts Development Finance Agency (UMass Memorial Health Care Obligated Group) Series 2016 5.00%, 07/01/2041-07/01/2046	3,980	4,086,431
Massachusetts Development Finance Agency (Wellforce Obligated Group) Series 2013G 5.00%, 07/01/2037	2,550	2,660,976
AGM Series 2019A 5.00%, 07/01/2036	1,000	1,112,420
Massachusetts Development Finance Agency (Zero Waste Solutions LLC) Series 2017 8.00%, 12/01/2022(i)	10,525	8,693,018
Series 2017A 7.75%, 12/01/2044(i)	4,525	3,315,829

		36,500,699

Michigan – 2.8%
City of Detroit MI 5.00%, 04/01/2033-04/01/2038	4,385	4,291,056
City of Detroit MI Sewage Disposal System Revenue (Great Lakes Water Authority Sewage Disposal System Revenue) Series 2012A 5.00%, 07/01/2032	4,400	4,681,028
5.25%, 07/01/2039	4,825	5,121,641

34 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

City of Detroit MI Water Supply System Revenue (Great Lakes Water Authority Water Supply System Revenue) Series 2011C 5.00%, 07/01/2041	$1,060	$1,097,535
Detroit City School District Series 2012A 5.00%, 05/01/2031	120	127,534
Grand Rapids Economic Development Corp. (Beacon Hill at Eastgate) Series 2017A 5.00%, 11/01/2032-11/01/2037	1,655	1,498,295
Great Lakes Water Authority Water Supply System Revenue Series 2016A 5.00%, 07/01/2046	1,025	1,188,990
Series 2016D 5.00%, 07/01/2036	25,210	29,227,465
Kalamazoo Hospital Finance Authority (Bronson Healthcare Group Obligated Group) Series 2016 4.00%, 05/15/2031-05/15/2036	20,100	21,080,262
Michigan Finance Authority (Great Lakes Water Authority Water Supply System Revenue) Series 2014D4 5.00%, 07/01/2029-07/01/2034	2,100	2,303,405
Series 2015D-1 5.00%, 07/01/2034	2,000	2,215,420
Series 2015D-2 5.00%, 07/01/2034	3,400	3,898,270
Michigan Finance Authority (Henry Ford Health System Obligated Group) Series 2016 4.00%, 11/15/2035	4,000	4,118,480
5.00%, 11/15/2032	3,850	4,279,044
Series 2019A 5.00%, 11/15/2048	6,635	7,258,756
Michigan Finance Authority (MidMichigan Obligated Group) Series 2014 5.00%, 06/01/2034	2,000	2,168,420

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Michigan Finance Authority (Public Lighting Authority) Series 2014B 5.00%, 07/01/2031-07/01/2033	$7,950	$8,485,053
Michigan Strategic Fund (Detroit Renewable Energy Obligated Group) Series 2013 7.00%, 12/01/2030(a)	2,000	2,084,860
Series 2016 7.50%, 12/01/2025(a)	8,970	9,434,736
Michigan Strategic Fund (Michigan Strategic Fund – I 75 Improvement Project) Series 2018 5.00%, 06/30/2048	8,600	8,667,768
Michigan Tobacco Settlement Finance Authority (Tobacco Settlement Financing Corp./MI) Series 2007A 6.00%, 06/01/2048	5,775	5,627,680
Wayne State University Series 2018A 5.00%, 11/15/2043	4,000	4,536,920

		133,392,618

Minnesota – 0.1%
City of Wayzata MN (Wayzata Bay Senior Housing, Inc.) 5.00%, 08/01/2054	1,000	963,450
Duluth Economic Development Authority (Essentia Health Obligated Group) Series 2018A 5.00%, 02/15/2043-02/15/2048	2,925	3,156,980
Minnesota Higher Education Facilities Authority (St. Catherine University) Series 2018A 5.00%, 10/01/2045	1,900	1,996,159

		6,116,589

Mississippi – 0.4%
Mississippi Hospital Equipment & Facilities Authority (Baptist Memorial Health Care Obligated Group) Series 2016A 5.00%, 09/01/2036-09/01/2046	15,900	16,261,784

36 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Mississippi Hospital Equipment & Facilities Authority (Forrest General Hospital, Inc.) 4.00%, 01/01/2036-01/01/2037	$2,005	$2,134,798
5.00%, 01/01/2035	1,230	1,425,386

		19,821,968

Missouri – 1.3%
Cape Girardeau County Industrial Development Authority (SoutheastHEALTH Obligated Group) Series 2017A 5.00%, 03/01/2036	2,925	3,048,991
Health & Educational Facilities Authority of the State of Missouri (Lutheran Senior Services Obligated Group) Series 2016A 5.00%, 02/01/2046	1,000	926,320
Series 2019I 4.00%, 02/01/2042-02/01/2048	37,870	29,625,136
5.00%, 02/01/2042-02/01/2048	3,220	2,981,261
Kansas City Industrial Development Authority 5.00%, 07/01/2040(a)	3,175	2,603,754
Kansas City Industrial Development Authority (Kingswood Senior Living Community) Series 2016 6.00%, 11/15/2046(i)	2,915	1,835,634
Lee’s Summit Industrial Development Authority (John Knox Village Obligated Group) Series 2014A 5.25%, 08/15/2039	620	546,598
Series 2016A 5.00%, 08/15/2036-08/15/2046	3,060	2,553,201
Series 2018 5.00%, 08/15/2042	6,940	5,708,774
Missouri Joint Municipal Electric Utility Commission Series 2014 5.00%, 01/01/2031	3,240	3,709,897
St. Louis County Industrial Development Authority (St. Andrews Resources for Seniors Obligated Group) Series 2015A 5.00%, 12/01/2035	2,000	1,780,720
5.125%, 12/01/2045	4,500	3,782,250

		59,102,536

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Montana – 0.0%
Montana Facility Finance Authority (Benefis Health System Obligated Group) Series 2016 5.00%, 02/15/2034	$1,085	$1,232,549

Nebraska – 0.6%
Central Plains Energy Project (Goldman Sachs Group, Inc. (The)) Series 2012 5.00%, 09/01/2032-09/01/2042	2,975	3,155,047
Series 2017A 5.00%, 09/01/2034-09/01/2037	19,955	24,382,716

		27,537,763

Nevada – 1.1%
City of Carson City NV (Carson Tahoe Regional Healthcare) Series 2017 5.00%, 09/01/2037-09/01/2047	3,935	4,107,087
City of Reno NV (County of Washoe NV Sales Tax Revenue) Series 2018C Zero Coupon, 07/01/2058(a)	17,000	1,806,760
City of Sparks NV (City of Sparks NV Sales Tax) Series 2019A 2.75%, 06/15/2028(a)	3,540	3,226,639
Clark County School District Series 2017C 5.00%, 06/15/2033-06/15/2036	17,110	19,334,872
AGM Series 2019B 3.00%, 06/15/2037	5,185	5,239,339
Las Vegas Redevelopment Agency Series 2016 5.00%, 06/15/2040	1,800	1,973,808
Las Vegas Valley Water District Series 2016A 5.00%, 06/01/2046	14,000	15,754,340
State of Nevada Department of Business & Industry (Fulcrum Sierra Biofuels LLC) Series 2018 6.95%, 02/15/2038(a)	1,890	1,822,603

		53,265,448

38 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New Hampshire – 0.6%
New Hampshire Business Finance Authority Series 20201 4.125%, 01/20/2034	$17,433	$16,714,639
New Hampshire Health and Education Facilities Authority Act (Dartmouth-Hitchcock Obligated Group) Series 2020A 5.00%, 08/01/2059	5,380	6,537,668
New Hampshire Health and Education Facilities Authority Act (Southern New Hampshire University) Series 2012 5.00%, 01/01/2042	2,940	3,098,319

		26,350,626

New Jersey – 8.3%
City of Bayonne NJ BAM Series 2016 5.00%, 07/01/2039	1,075	1,236,293
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2013 5.00%, 03/01/2030	3,455	3,484,955
Series 2014P 5.00%, 06/15/2029	5,000	5,074,450
Series 2014U 5.00%, 06/15/2021	3,500	3,553,655
Series 2015X 5.00%, 06/15/2021	15,920	16,164,054
Series 2017A 5.00%, 07/01/2033	1,640	1,652,808
Series 2017B 5.00%, 11/01/2020	7,505	7,566,691
Series 2017D 5.00%, 06/15/2033-06/15/2042	5,370	5,377,244
Series 2018A 5.00%, 06/15/2042-06/15/2047	5,885	5,821,538
Series 2019M 5.00%, 06/15/2034	2,800	2,831,612
New Jersey Economic Development Authority (New Jersey Transit Corp. State Lease) 5.00%, 11/01/2033	3,770	3,803,402
New Jersey Economic Development Authority (Port Newark Container Terminal LLC) Series 2017 5.00%, 10/01/2037-10/01/2047	6,035	6,283,453

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New Jersey Economic Development Authority (State of New Jersey Division of Property Management & Construction Lease) Series 2018C 5.00%, 06/15/2042	$7,085	$7,041,356
New Jersey Economic Development Authority (UMM Energy Partners LLC) Series 2012A 5.125%, 06/15/2043	735	767,737
New Jersey Economic Development Authority (United Airlines, Inc.) Series 1999 5.25%, 09/15/2029	8,270	8,185,150
Series 2000B 5.625%, 11/15/2030	1,475	1,477,036
New Jersey Educational Facilities Authority (Stevens Institute of Technology) Series 2020A 4.00%, 07/01/2050	1,805	1,658,813
5.00%, 07/01/2045	1,400	1,485,428
New Jersey Health Care Facilities Financing Authority (Hackensack Meridian Health Obligated Group) Series 2017A 5.00%, 07/01/2035	1,300	1,505,673
New Jersey Health Care Facilities Financing Authority (Inspira Health Obligated Group) Series 2017A 5.00%, 07/01/2036-07/01/2042	8,645	9,508,053
New Jersey Health Care Facilities Financing Authority (New Jersey Health Care Facilities Financing Authority State Lease) Series 2017 5.00%, 10/01/2035	1,070	1,051,778
New Jersey Health Care Facilities Financing Authority (RWJ Barnabas Health Obligated Group) Series 2014 5.00%, 07/01/2044	2,040	2,172,763
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 06/15/2024-06/15/2030	45,225	48,605,384

40 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2018A 5.00%, 06/15/2029-06/15/2031	$38,885	$41,352,243
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) 5.00%, 12/15/2039-06/15/2046	4,825	4,783,457
Series 2014A 5.00%, 06/15/2038	1,000	1,002,880
Series 2015A 5.00%, 06/15/2045	8,450	8,292,323
Series 2018A 5.00%, 12/15/2030-12/15/2035	36,990	37,300,959
Series 2019B 4.00%, 06/15/2036-06/15/2037	2,715	2,521,713
5.00%, 06/15/2032	3,480	3,519,846
New Jersey Turnpike Authority Series 2013A 5.00%, 01/01/2027 (Pre-refunded/ETM)	2,500	2,730,233
Series 2015E 5.00%, 01/01/2033-01/01/2045	15,400	16,853,298
Series 2016A 5.00%, 01/01/2033	6,500	7,309,380
Series 2017A 5.00%, 01/01/2033-01/01/2034	15,000	17,144,550
Series 2017B 5.00%, 01/01/2032-01/01/2033	13,540	15,789,198
Series 2019A 5.00%, 01/01/2048	11,320	12,878,877
Tobacco Settlement Financing Corp. Series 2018B 5.00%, 06/01/2046	68,740	69,106,384

		386,894,667

New Mexico – 0.2%
City of Santa Fe NM (El Castillo Retirement Residences Obligated Group) 5.00%, 05/15/2039-05/15/2049	2,180	1,902,564
New Mexico Hospital Equipment Loan Council (Gerald Champion Regional Medical Center) Series 2012 5.50%, 07/01/2042	1,060	1,110,467
New Mexico Hospital Equipment Loan Council (Haverland Carter Lifestyle Obligated Group) Series 2019L 5.00%, 07/01/2039-07/01/2049	6,615	5,993,035

		9,006,066

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New York – 5.6%
Build NYC Resource Corp. (Albert Einstein College of Medicine, Inc.) Series 2015 5.50%, 09/01/2045(a)	$35,350	$36,767,535
Build NYC Resource Corp. (Metropolitan College of New York) Series 2014 5.25%, 11/01/2034	2,000	2,047,320
City of New York NY Series 2018E 5.00%, 03/01/2037-03/01/2038	17,500	20,380,900
Dutchess County Local Development Corp. (Health QuestSystems Obligated Group) Series 2016B 5.00%, 07/01/2046	13,520	14,596,868
Metropolitan Transportation Authority Series 2013E 5.00%, 11/15/2032	4,425	4,431,991
Series 2015B 5.00%, 11/15/2032	3,715	3,723,136
Series 2015D 5.00%, 11/15/2032	5,135	5,147,221
Series 2016A 5.00%, 11/15/2032	3,440	3,448,806
Series 2017C 5.00%, 11/15/2028-11/15/2029	18,850	18,948,774
Series 2020A 5.00%, 11/15/2047	855	856,992
Monroe County Industrial Development Corp./NY (St Ann’s of Greater Rochester Obligated Group) 5.00%, 01/01/2050	3,155	2,560,472
Nassau County Industrial Development Agency (Amsterdam House Continuing Care Retirement Community, Inc.) Series 2014A 6.50%, 01/01/2032	75	63,780
6.70%, 01/01/2049	444	338,933
Series 2014B 5.50%, 07/01/2020	77	76,561
Series 2014C 2.00%, 01/01/2049(f)(g)(i)	514	77,066
New York City Housing Development Corp. 2.55%, 08/01/2040	3,645	3,554,167

42 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New York City Municipal Water Finance Authority Series 2019D 5.00%, 06/15/2049	$8,000	$9,300,560
New York Liberty Development Corp. (7 World Trade Center II LLC) Series 2012 5.00%, 03/15/2044	100	105,615
New York Liberty Development Corp. (Goldman Sachs Headquarters LLC) Series 2005 5.25%, 10/01/2035	1,325	1,651,295
New York Liberty Development Corp. (One Bryant Park LLC) 2.80%, 09/15/2069	2,620	2,432,591
New York NY GO Series 2013A-1 5.00%, 10/01/2028(b)	500	542,550
New York State Dormitory Authority (Orange Regional Medical Center Obligated Group) Series 2017 5.00%, 12/01/2030-12/01/2034(a)	4,200	4,652,840
New York State Dormitory Authority (Trustees of Columbia University IN the City of New York (The)) Series 2020A 5.00%, 10/01/2050	9,865	15,890,049
New York State Thruway Authority AGM Series 2012I 5.00%, 01/01/2037 (Pre-refunded/ETM)	2,000	2,142,900
New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) Series 2016A 5.00%, 01/01/2041	3,800	4,184,674
New York Transportation Development Corp. (Delta Air Lines, Inc.) Series 2018 5.00%, 01/01/2027-01/01/2029	51,325	51,460,714
New York Transportation Development Corp. (Laguardia Gateway Partners LLC) Series 2016A 5.00%, 07/01/2041-07/01/2046	28,055	28,499,982
Orange County Funding Corp. (The Hamlet at Wallkill) Series 2013 6.50%, 01/01/2046	1,070	971,228

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Port Authority of New York & New Jersey Series 2012 5.00%, 10/01/2034	$3,900	$4,110,327
Series 2013178 5.00%, 12/01/2033	5,000	5,444,450
Triborough Bridge & Tunnel Authority Series 2012B 5.00%, 11/15/2028-11/15/2029(b)	1,950	2,111,395
TSASC, Inc./NY Series 2017A 5.00%, 06/01/2041	1,560	1,619,873
Ulster County Capital Resource Corp. (Woodland Pond at New Paltz) Series 2017 5.00%, 09/15/2037	860	726,829
5.25%, 09/15/2042-09/15/2053	2,330	1,882,846
Westchester County Local Development Corp. (Kendal on Hudson) Series 2013 5.00%, 01/01/2034	3,840	3,703,450
Westchester County Local Development Corp. (Westchester County Health Care Corp. Obligated Group) Series 2016 5.00%, 11/01/2046	4,230	4,412,228

		262,866,918

North Carolina – 0.5%
County of New Hanover NC (New Hanover Regional Medical Center) Series 2017 5.00%, 10/01/2042-10/01/2047	5,830	6,503,106
North Carolina Medical Care Commission (Aldersgate United Methodist Retirement Community, Inc.) Series 2015 4.875%, 07/01/2040	5,000	4,162,600
5.00%, 07/01/2045	1,000	816,370
North Carolina Medical Care Commission (Pennybyrn at Maryfield) Series 2015 5.00%, 10/01/2030	2,250	2,115,720
North Carolina Medical Care Commission (United Church Homes & Services Obligated Group) Series 2015A 5.00%, 09/01/2037	1,735	1,622,190

44 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2017 5.00%, 09/01/2046	$1,000	$884,020
North Carolina Turnpike Authority Series 2018 5.00%, 01/01/2040	5,000	5,259,700

		21,363,706

North Dakota – 0.4%
County of Grand Forks ND 5.75%, 09/15/2028	7,725	6,586,181
6.375%, 12/15/2043	4,750	3,592,900
County of Ward ND (Trinity Health Obligated Group) Series 2017C 5.00%, 06/01/2048-06/01/2053	10,230	10,092,269

		20,271,350

Ohio – 6.4%
American Municipal Power, Inc. Series 2016A 5.00%, 02/15/2041-02/15/2046	10,000	11,330,800
Buckeye Tobacco Settlement Financing Authority Series 2020A 4.00%, 06/01/2048	2,000	2,003,240
Series 2020B 5.00%, 06/01/2055	174,725	155,506,997
Butler County Port Authority (StoryPoint Obligated Group) Series 2017A-1 6.375%, 01/15/2043(a)	675	597,362
City of Chillicothe/OH (Adena Health System Obligated Group) Series 2017 5.00%, 12/01/2037-12/01/2047	7,500	8,258,443
County of Allen OH Hospital Facilities Revenue (Bon Secours Mercy Health, Inc.) 4.00%, 12/01/2040	10,390	10,850,277
County of Cuyahoga/OH (MetroHealth System (The)) 5.00%, 02/15/2052	5,680	5,768,040
Series 2017 5.00%, 02/15/2042	6,490	6,621,682
5.25%, 02/15/2047	12,860	13,400,377
County of Franklin OH (First Community Village Obligated Group) 5.00%, 07/01/2049	3,940	3,483,748
Series 2013 5.625%, 07/01/2047	2,300	2,245,099

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

County of Hamilton OH (Life Enriching Communities Obligated Group) Series 2012 5.00%, 01/01/2042	$1,030	$957,818
County of Hamilton OH (UC Health Obligated Group) 5.00%, 09/15/2050	18,425	20,189,562
County of Marion OH (United Church Homes, Inc. Obligated Group) 5.125%, 12/01/2049	2,210	1,745,502
County of Montgomery OH (Trousdale Foundation Obligated Group) Series 2018A 6.25%, 04/01/2049(a)	6,000	3,346,020
County of Ross OH (Adena Health System Obligated Group) 5.00%, 12/01/2049	6,000	6,567,840
Dayton-Montgomery County Port Authority (StoryPoint Troy Project) Series 20151 7.00%, 01/15/2040(e)	2,500	2,065,850
Ohio Air Quality Development Authority (Energy Harbor Generation LLC) Series 2009D 4.25%, 08/01/2029	5,305	5,318,263
Ohio Air Quality Development Authority (Energy Harbor Nuclear Generation LLC) Series 2009A 4.375%, 06/01/2033	7,480	7,536,100
Ohio Air Quality Development Authority (Ohio Valley Electric Corp.) 3.25%, 09/01/2029	1,780	1,631,441
Ohio Higher Educational Facility Commission (Kenyon College) 5.00%, 07/01/2038-07/01/2042	9,690	10,752,364
Ohio Water Development Authority Water Pollution Control Loan Fund Series 2020A 5.00%, 12/01/2038-12/01/2040	13,200	16,542,670
Ohio Water Development Authority Water Pollution Control Loan Fund (Energy Harbor Nuclear Generation LLC) Series 2016A 4.375%, 06/01/2033	3,110	3,133,325

46 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Toledo-Lucas County Port Authority (StoryPoint Obligated Group) Series 2016 6.375%, 01/15/2051(a)	$1,000	$861,280

		300,714,100

Oklahoma – 0.7%
Comanche County Memorial Hospital 5.00%, 07/01/2022	780	819,827
Oklahoma Development Finance Authority (Oklahoma City University Obligated Group) 5.00%, 08/01/2044-08/01/2049	15,630	16,004,057
Oklahoma Development Finance Authority (OU Medicine Obligated Group) Series 2018B 5.50%, 08/15/2057	14,170	14,721,355
Tulsa Airports Improvement Trust (American Airlines, Inc.) Series 2013A 5.50%, 06/01/2035	1,125	1,103,501

		32,648,740

Pennsylvania – 7.1%
Allegheny County Hospital Development Authority (Allegheny Health Network Obligated Group) Series 2018A 5.00%, 04/01/2034-04/01/2036	33,535	37,967,817
Allentown Neighborhood Improvement Zone Development Authority Series 2017 5.00%, 05/01/2042(a)	2,270	2,182,174
Altoona Area School District BAM Series 2018 5.00%, 12/01/2045	1,600	1,819,232
Beaver County Industrial Development Authority (Energy Harbor Generation LLC) Series 2016B 4.25%, 10/01/2047	10,000	9,975,000
Beaver County Industrial Development Authority (Energy Harbor Nuclear Generation LLC) Series 2016A 4.375%, 01/01/2035	1,430	1,440,725
Bensalem Township School District Series 2013 5.00%, 06/01/2029 (Pre-refunded/ETM)	8,570	9,836,046

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Berks County Industrial Development Authority (Highlands at Wyomissing (The)) Series 2018 5.00%, 05/15/2048	$1,000	$950,850
Chambersburg Area Municipal Authority (Wilson College) Series 2018 5.75%, 10/01/2043	1,350	1,281,771
6.00%, 10/01/2048	9,000	8,987,220
Chester County Health & Education Facilities Authority (Main Line Health System, Inc. Obligated Group) Series 2020A 4.00%, 09/01/2040	1,250	1,357,438
Chester County Industrial Development Authority (Woodlands at Greystone Neighborhood Improvement District) Series 2018 5.125%, 03/01/2048(a)	1,050	864,087
City of Philadelphia PA Series 2013A 5.00%, 07/15/2021	1,200	1,254,612
Series 2017 5.00%, 08/01/2029-08/01/2031	12,110	14,703,590
Series 2019B 5.00%, 02/01/2035-02/01/2038	11,300	13,760,082
AGM Series 2017A 5.00%, 08/01/2033-08/01/2034	13,000	15,493,050
City of Philadelphia PA Water & Wastewater Revenue Series 2017A 5.00%, 10/01/2035-10/01/2036	5,105	6,002,707
Commonwealth of Pennsylvania (Commonwealth of Pennsylvania COP) Series 2018A 5.00%, 07/01/2038	1,120	1,319,136
County of Lehigh PA (Lehigh Valley Health Network Obligated Group) Series 2016A 4.00%, 07/01/2035	10,000	10,463,000
Crawford County Hospital Authority (Meadville Medical Center Obligated Group) Series 2016A 6.00%, 06/01/2046-06/01/2051	3,375	3,727,621

48 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Cumberland County Municipal Authority (Asbury Pennsylvania Obligated Group) 5.00%, 01/01/2045	$1,815	$1,523,457
Series 2012 5.25%, 01/01/2041	1,000	892,230
Delaware River Joint Toll Bridge Commission Series 2017 5.00%, 07/01/2035	4,000	4,791,800
Lancaster County Hospital Authority/PA (St. Anne’s Retirement Community Obligated Group) 5.00%, 03/01/2040-03/01/2050	900	815,315
Montgomery County Higher Education & Health Authority (HumanGood Pennsylvania Obligated Group) Series 2017 5.00%, 12/01/2047	1,500	1,435,095
Montgomery County Higher Education & Health Authority (Thomas Jefferson University Obligated Group) 4.00%, 09/01/2049-09/01/2051	8,900	8,891,434
5.00%, 09/01/2051	2,300	2,478,480
Series 2018 5.00%, 09/01/2035	3,600	3,990,708
Montgomery County Industrial Development Authority/PA Series 2010 6.50%, 12/01/2025 (Pre-refunded/ETM)	200	217,606
Montgomery County Industrial Development Authority/PA (Whitemarsh Continuing Care Retirement Community) Series 2015 5.00%, 01/01/2030	1,040	986,419
5.25%, 01/01/2040	4,740	4,251,827
Moon Industrial Development Authority (Baptist Homes Society) Series 2015 5.75%, 07/01/2035	5,135	4,823,151
Northeastern Pennsylvania Hospital & Education Authority (Wilkes University) Series 2012A 5.25%, 03/01/2042	265	251,535

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2016A 5.00%, 03/01/2037	$2,925	$2,742,656
Series 2016B 5.25%, 03/01/2031-03/01/2037	2,310	2,293,472
Pennsylvania Economic Development Financing Authority (Covanta Holding Corp.) Series 2019A 3.25%, 08/01/2039(a)	2,330	1,703,277
Pennsylvania Economic Development Financing Authority (National Railroad Passenger Corp.) Series 2012A 5.00%, 11/01/2041	1,620	1,728,945
Pennsylvania Economic Development Financing Authority (PA Bridges Finco LP) Series 2015 5.00%, 12/31/2034	2,830	2,913,117
Pennsylvania Economic Development Financing Authority (UPMC Obligated Group) Series 2020A 4.00%, 04/15/2036-04/15/2040	24,530	25,367,465
Pennsylvania Higher Educational Facilities Authority (Drexel University) Series 2016 5.00%, 05/01/2032	1,000	1,101,200
Series 2017 5.00%, 05/01/2041	1,000	1,082,840
Pennsylvania Turnpike Commission Series 2016 5.00%, 06/01/2037	4,000	4,409,520
Series 2017B 5.00%, 06/01/2035-06/01/2036	12,850	14,473,543
Series 2018A 5.00%, 12/01/2043	10,000	11,395,300
Series 2019A 5.00%, 12/01/2038	5,435	6,261,283
Philadelphia Authority for Industrial Development (City of Philadelphia PA) Series 2018 5.00%, 05/01/2035	1,000	1,078,040

50 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

School District of Philadelphia (The) Series 2015A 5.00%, 09/01/2034-09/01/2035	$2,615	$2,999,710
Series 2016F 5.00%, 09/01/2033-09/01/2036	4,000	4,681,060
Series 2018A 5.00%, 09/01/2034-09/01/2038	4,000	4,729,830
Series 2018B 5.00%, 09/01/2043	3,000	3,496,020
Series 2019A 4.00%, 09/01/2037-09/01/2039	5,530	6,035,622
5.00%, 09/01/2044	17,900	21,120,031
Scranton-Lackawanna Health & Welfare Authority (Scranton Parking System Concession Project) Series 2016A 5.00%, 01/01/2051-01/01/2057(a)	12,110	9,394,942
Series 2016B 6.08%, 01/01/2026(a)	825	797,874
Series 2016C Zero Coupon, 01/01/2036(a)	2,945	935,420
Series 2016D Zero Coupon, 01/01/2057(i)	58,055	3,007,830
State Public School Building Authority (Harrisburg School District) AGM Series 2016A 5.00%, 12/01/2029-12/01/2030	9,880	11,766,169
Union County Hospital Authority (Evangelical Community Hospital Obligated Group) Series 2018 5.00%, 08/01/2038-08/01/2043	8,435	9,284,816

		333,535,197

Puerto Rico – 5.0%
Children’s Trust Fund Series 2005A Zero Coupon, 05/15/2050	8,370	1,142,840
Commonwealth of Puerto Rico Series 2006A 5.25%, 07/01/2023	2,510	1,653,462
Series 2011A 5.75%, 07/01/2041(f)(g)	2,810	1,812,450
Series 2012A 5.50%, 07/01/2039(f)(g)	3,490	2,207,425
5.75%, 07/01/2028(f)(g)	1,350	857,250

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2014A 8.00%, 07/01/2035(f)(g)	$10,325	$5,988,500
AGC Series 2001A 5.50%, 07/01/2029	670	734,092
GDB Debt Recovery Authority of Puerto Rico Series 2018 7.50%, 08/20/2040	8,840	5,392,582
Puerto Rico Commonwealth Aqueduct & Sewer Authority Series 2008A 6.00%, 07/01/2038-07/01/2044	7,990	7,930,075
6.125%, 07/01/2024	8,240	8,425,400
Series 2012A 4.25%, 07/01/2025	8,140	7,651,600
5.00%, 07/01/2022-07/01/2033	9,700	9,414,800
5.125%, 07/01/2037	1,155	1,091,475
5.25%, 07/01/2029-07/01/2042	12,060	11,556,375
5.50%, 07/01/2028	4,090	4,090,000
5.75%, 07/01/2037	2,985	2,940,225
6.00%, 07/01/2047	2,845	2,809,437
Puerto Rico Electric Power Authority Series 2007T 5.00%, 07/01/2032	7,315	4,343,281
5.00%, 07/01/2037(f)(g)	14,970	8,888,437
Series 2010A 5.25%, 07/01/2030	1,040	617,500
Series 2010C 5.00%, 07/01/2024(f)(g)	1,735	1,030,156
Series 2010D 5.00%, 07/01/2021(f)(g)	1,050	623,438
5.00%, 07/01/2022	950	564,063
Series 2010X 5.25%, 07/01/2040	9,480	5,628,750
Series 2010Z 5.25%, 07/01/2024	2,565	1,522,969
Series 2012A 5.00%, 07/01/2029	2,510	1,490,313
5.00%, 07/01/2042(f)(g)	1,740	1,033,125
AGM Series 2007U 5.00%, 07/01/2023	1,050	1,057,277
AGM Series 2007V 5.25%, 07/01/2031	25,380	27,326,138
NATL Series 2007V 5.25%, 07/01/2029-07/01/2035	6,350	6,489,172
Puerto Rico Highway & Transportation Authority AGC Series 2005L 5.25%, 07/01/2041	8,600	9,021,400

52 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

AGC Series 2007C 5.50%, 07/01/2031	$1,735	$1,906,071
AGC Series 2007N 5.25%, 07/01/2036	825	876,480
AGM Series 2007C 5.25%, 07/01/2036	1,800	1,912,446
NATL Series 2005L 5.25%, 07/01/2035	7,565	7,602,598
NATL Series 2007 5.50%, 07/01/2028	1,000	1,044,230
NATL Series 2007N 5.25%, 07/01/2033	480	483,130
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Auth (AES Puerto Rico LP) Series 2000 6.625%, 06/01/2026	23,735	24,506,387
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Auth (Sistema Universitario Ana G Mendez Incorporado) Series 2012 5.375%, 04/01/2042	335	316,595
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018A Zero Coupon, 07/01/2024-07/01/2046	16,565	4,558,574
Series 2019A 4.329%, 07/01/2040	12,525	11,185,076
4.55%, 07/01/2040	1,198	1,102,783
5.00%, 07/01/2058	33,956	31,819,149

		232,647,526

Rhode Island – 0.1%
Rhode Island Health & Educational Building Corp. Series 2011 8.375%, 01/01/2046 (Pre-refunded/ETM)	3,150	3,305,642
Rhode Island Health & Educational Building Corp. (City of Woonsocket RI Lease) AGM Series 2017A 5.00%, 05/15/2028-05/15/2029	2,000	2,409,510

		5,715,152

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

South Carolina – 1.8%
South Carolina Jobs-Economic Development Authority (Bon Secours Mercy Health, Inc.) 5.00%, 12/01/2046	$9,595	$10,836,209
South Carolina Jobs-Economic Development Authority (Lutheran Homes of South Carolina Obligated Group) Series 2013 5.00%, 05/01/2043	1,000	799,050
5.125%, 05/01/2048	1,000	793,650
South Carolina Public Service Authority Series 2013A 5.00%, 12/01/2038	575	599,248
Series 2013B 5.00%, 12/01/2038	810	844,158
Series 2014A 5.00%, 12/01/2049	11,820	12,264,195
Series 2014B 5.00%, 12/01/2038	1,160	1,215,262
Series 2014C 5.00%, 12/01/2036-12/01/2046	3,495	3,652,677
Series 2015A 5.00%, 12/01/2050	5,000	5,228,200
Series 2016A 5.00%, 12/01/2034-12/01/2036	4,815	5,192,470
Series 2016B 5.00%, 12/01/2037-12/01/2056	38,780	41,198,173

		82,623,292

South Dakota – 0.4%
South Dakota Health & Educational Facilities Authority (Regional Health System Obligated Group/SD) Series 2017 5.00%, 09/01/2033-09/01/2040	18,295	20,597,663

Tennessee – 1.1%
Bristol Industrial Development Board (Bristol Industrial Development Board Sales Tax) Series 2016A 5.00%, 12/01/2035(a)	9,080	7,837,765
5.125%, 12/01/2042(a)	19,270	15,839,554

54 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Chattanooga Health Educational & Housing Facility Board (CommonSpirit Health) Series 2019A 4.00%, 08/01/2038	$1,000	$997,990
5.00%, 08/01/2044-08/01/2049	11,555	12,293,511
Johnson City Health & Educational Facilities Board (Mountain States Health Alliance Obligated Group) Series 2012 5.00%, 08/15/2042	5,250	5,426,662
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board (Trousdale Foundation Obligated Group) Series 2018A 6.25%, 04/01/2049(a)	5,040	2,810,657
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board (Vanderbilt University Medical Center Obligated Group) Series 2016 5.00%, 07/01/2040	2,435	2,647,308
Series 2017A 5.00%, 07/01/2048	2,335	2,522,337
Shelby County Health Educational & Housing Facilities Board (Village at Germantown, Inc.) Series 2012 5.25%, 12/01/2042	1,000	932,400
5.375%, 12/01/2047	800	749,288

		52,057,472

Texas – 7.2%
Central Texas Regional Mobility Authority Series 2013 5.00%, 01/01/2042	3,500	3,621,520
Series 2015A 5.00%, 01/01/2045	4,905	5,182,819
Series 2016 5.00%, 01/01/2033-01/01/2046	12,965	13,798,093
Series 2020A 5.00%, 01/01/2044-01/01/2049	6,170	6,664,983
Central Texas Turnpike System Series 2015C 5.00%, 08/15/2037	6,800	7,048,404

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2020A 5.00%, 08/15/2039	$5,300	$6,339,436
City of Houston TX (City of Houston TX Hotel Occupancy Tax) Series 2015 5.00%, 09/01/2030	1,965	1,920,198
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2014 5.00%, 07/01/2029	16,960	16,799,389
Series 2015B 5.00%, 07/15/2030-07/15/2035	2,960	2,920,102
Series 2018 5.00%, 07/15/2028	22,875	22,730,201
Clifton Higher Education Finance Corp. (IDEA Public Schools) Series 2012 5.00%, 08/15/2042	530	547,951
Series 2013 6.00%, 08/15/2043	1,000	1,087,100
Series 2016A 5.00%, 08/15/2034	2,180	2,570,787
Dallas County Flood Control District No. 1 Series 2015 5.00%, 04/01/2028(a)	1,650	1,715,604
Dallas/Fort Worth International Airport Series 2012E 5.00%, 11/01/2035 (Pre-refunded/ETM)	1,500	1,530,780
Decatur Hospital Authority (Wise Regional Health System) Series 2014A 5.25%, 09/01/2044	3,150	3,276,252
Grand Parkway Transportation Corp. Series 2018 5.00%, 02/01/2023	5,340	5,692,440
Series 2020C 4.00%, 10/01/2045-10/01/2049	40,000	42,406,400
Irving Hospital Authority (Baylor Medical Center at Irving) Series 2017A 5.00%, 10/15/2044	7,305	7,795,092
Mission Economic Development Corp. (Natgasoline LLC) Series 2018 4.625%, 10/01/2031(a)	25,175	24,964,789

56 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New Hope Cultural Education Facilities Finance Corp. (BSPV – Plano LLC) 7.25%, 12/01/2053	$8,315	$7,206,694
New Hope Cultural Education Facilities Finance Corp. (CHF-Collegiate Housing Corpus Christi I LLC) Series 2017A 5.00%, 04/01/2037	1,380	1,204,022
New Hope Cultural Education Facilities Finance Corp. (Legacy at Midtown Park, Inc. Obligated Group) Series 2018A 5.50%, 07/01/2054	4,500	3,467,610
New Hope Cultural Education Facilities Finance Corp. (Morningside Ministries Obligated Group) 5.00%, 01/01/2040-01/01/2055	3,800	3,282,281
North East Texas Regional Mobility Authority Series 2016 5.00%, 01/01/2046	4,940	4,990,783
North Texas Education Finance Corp. Series 2012A 5.125%, 12/01/2042 (Pre-refunded/ETM)	280	303,117
North Texas Tollway Authority (North Texas Tollway System) Series 2014B 5.00%, 01/01/2031	8,975	9,841,626
Series 2015A 5.00%, 01/01/2035	7,000	7,737,170
Series 2017B 5.00%, 01/01/2033-01/01/2043	7,400	8,211,210
Port Beaumont Navigation District (Jefferson Railport Terminal II LLC) 4.00%, 01/01/2050(a)	3,315	2,452,338
Red River Health Facilities Development Corp. Series 2011A 8.00%, 11/15/2046 (Pre-refunded/ETM)	1,790	1,983,320
Red River Health Facilities Development Corp. (MRC Crossings Proj) Series 2014A 7.75%, 11/15/2044	1,315	1,374,399
Red River Health Facilities Development Corp. (Wichita Falls Retirement Foundation) Series 2012 5.50%, 01/01/2032	1,740	1,748,874

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Sanger Industrial Development Corp. (Texas Pellets, Inc.) Series 2012B 8.00%, 07/01/2038(f)(g)(h)	$2,180	$545,000
Tarrant County Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community, Inc.) Series 2007 5.50%, 11/15/2022(e)(f)(g)	200	140,000
Tarrant County Cultural Education Facilities Finance Corp. (CC Young Memorial Home Obligated Group) Series 2017A 6.375%, 02/15/2041-02/15/2048	8,465	7,624,170
Tarrant County Cultural Education Facilities Finance Corp. (Edgemere Retirement Senior Quality Lifestyles Corp.) 5.25%, 11/15/2047	1,115	730,894
Series 2015A 5.00%, 11/15/2045	3,540	2,258,874
Series 2015B 5.00%, 11/15/2030	4,000	3,242,760
Tarrant County Cultural Education Facilities Finance Corp. (Stayton at Museum Way) Series 2020A 5.75%, 12/01/2054	6,475	5,049,960
Tarrant County Cultural Education Facilities Finance Corp. (Trinity Terrace Project) Series 2014A-1 5.00%, 10/01/2044-10/01/2049	5,350	5,183,437
Texas Municipal Gas Acquisition & Supply Corp. I (Bank of America Corp.) Series 2008D 6.25%, 12/15/2026	9,775	10,992,378
Texas Private Activity Bond Surface Transportation Corp. (Blueridge Transportation Group LLC) Series 2016 5.00%, 12/31/2040	1,255	1,240,580
Texas Private Activity Bond Surface Transportation Corp. (LBJ Infrastructure Group LLC) Series 2010 7.00%, 06/30/2040	660	662,739

58 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC) 4.00%, 12/31/2037-12/31/2039	$9,100	$8,876,721
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners Segments 3 LLC) 5.00%, 06/30/2058	39,270	40,967,642
Series 2013 6.75%, 06/30/2043	3,600	3,962,808
Texas State University System Series 2019A 3.00%, 03/15/2037	2,300	2,338,180
Texas Transportation Commission 5.00%, 08/01/2057	7,500	7,626,975
Travis County Health Facilities Development Corp. Series 2012A 7.00%, 01/01/2032 (Pre-refunded/ETM)	1,200	1,248,324
Uptown Development Authority Series 2017A 5.00%, 09/01/2035	1,015	1,117,840

		336,225,066

Utah – 0.0%
Timber Lakes Water Special Service District 8.125%, 06/15/2031	10	10,280
Utah Charter School Finance Authority (North Star Academy) Series 2010A 7.00%, 07/15/2045	100	100,435

		110,715

Vermont – 0.1%
Vermont Economic Development Authority (Casella Waste Systems, Inc.) Series 2013 4.625%, 04/01/2036(a)	1,100	1,091,695
Vermont Economic Development Authority (Wake Robin Corp.) Series 2012 5.40%, 05/01/2033	200	189,968
Vermont Educational & Health Buildings Financing Agency (University of Vermont Health Network Obligated Group) Series 2016A 5.00%, 12/01/2034	1,500	1,658,445

		2,940,108

abfunds.com	AB MUNICIPAL INCOME SHARES | 59

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Virginia – 0.8%
Cherry Hill Community Development Authority (Potomac Shores Project) Series 2015 5.15%, 03/01/2035(a)	$1,000	$941,550
Chesapeake Bay Bridge & Tunnel District Series 2016 5.00%, 07/01/2046	1,000	1,054,730
Chesterfield County Economic Development Authority (Brandermill Woods) Series 2012 5.125%, 01/01/2043	1,030	928,473
Fairfax County Economic Development Authority (Vinson Hall LLC) Series 2013A 5.00%, 12/01/2047	1,955	1,878,618
Tobacco Settlement Financing Corp./VA Series 2007B1 5.00%, 06/01/2047	7,490	7,064,643
Virginia College Building Authority (Marymount University)
Series 2015A 5.00%, 07/01/2045(a)	1,110	948,828
Series 2015B 5.25%, 07/01/2035(a)	1,000	941,110
Virginia College Building Authority (Virginia Lease 21st Century College Prog) Series 2016A 5.00%, 02/01/2028(b)	550	612,513
Virginia Small Business Financing Authority (Elizabeth River Crossings OpCo LLC) Series 2012 5.25%, 01/01/2032	16,405	16,347,254
5.50%, 01/01/2042	3,580	3,536,825
Virginia Small Business Financing Authority (I-66 Express Mobility Partners LLC) Series 2017 5.00%, 12/31/2052	2,250	2,259,248

		36,513,792

Washington – 2.0%
Kalispel Tribe of Indians Series 2018A 5.25%, 01/01/2038(a)	750	768,465

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

King County Public Hospital District No. 4 Series 2015A 5.00%, 12/01/2030	$2,235	$2,295,256
Pend Oreille County Public Utility District No. 1 Box Canyon Series 2018 5.00%, 01/01/2048	9,000	10,073,880
Port of Seattle WA Series 2015C 5.00%, 04/01/2033	5,035	5,454,214
State of Washington 5.00%, 06/01/2035-06/01/2041(c)	12,015	14,574,581
Washington Health Care Facilities Authority (CommonSpirit Health) Series 2019A 5.00%, 08/01/2037-08/01/2039	6,970	7,501,321
5.00%, 08/01/2044(j)	11,835	12,625,460
Washington Health Care Facilities Authority (Overlake Hospital Medical Center Obligated Group) Series 2017A 5.00%, 07/01/2035	2,350	2,615,620
Series 2017B 5.00%, 07/01/2034	1,855	2,079,641
Washington Health Care Facilities Authority (Virginia Mason Medical Center Obligated Group) Series 2017 5.00%, 08/15/2033-08/15/2037	18,005	18,655,277
Washington State Housing Finance Commission (Mirabella) Series 2012A 6.75%, 10/01/2047(a)	3,550	3,576,270
Washington State Housing Finance Commission (Presbyterian Retirement Communities Northwest Obligated Group) Series 2016A 5.00%, 01/01/2031-01/01/2046(a)	2,790	2,558,354
Series 2019A 5.00%, 01/01/2044-01/01/2055(a)	9,220	7,655,110
Washington State Housing Finance Commission (Rockwood Retirement Communities) Series 2014A 7.375%, 01/01/2044(a)	3,215	3,355,785

		93,789,234

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

West Virginia – 0.0%
West Virginia Hospital Finance Authority (West Virginia United Health System Obligated Group) Series 2013A 5.50%, 06/01/2044	$2,100	$2,220,834

Wisconsin – 1.9%
UMA Education, Inc. 5.00%, 10/01/2034-10/01/2039(a)	21,005	21,240,814
Wisconsin Health & Educational Facilities Authority (Aspirus, Inc. Obligated Group) Series 2017 5.00%, 08/15/2052(b)	20,345	22,381,128
Wisconsin Health & Educational Facilities Authority (Rogers Memorial Hospital, Inc. Obligated Group) 5.00%, 07/01/2044	1,000	1,081,790
Wisconsin Health & Educational Facilities Authority (St. Camillus Health System Obligated Group) 5.00%, 11/01/2039-11/01/2054	3,690	3,130,704
Wisconsin Health & Educational Facilities Authority (Thedacare, Inc. Obligated Group) 4.00%, 12/15/2035-12/15/2038	7,405	7,992,856
Wisconsin Public Finance Authority (21st Century Public Academy) 5.00%, 06/01/2049(a)	1,340	1,093,748
Wisconsin Public Finance Authority (Bancroft Neurohealth Obligated Group) Series 2016 5.125%, 06/01/2048(a)	3,335	2,994,997
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016C 4.30%, 11/01/2030	2,060	1,877,196
Series 2016D 4.05%, 11/01/2030	720	641,851
Wisconsin Public Finance Authority (Gannon University) Series 2017 5.00%, 05/01/2042-05/01/2047	2,650	2,711,355

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Wisconsin Public Finance Authority (Mary’s Woods at Marylhurst, Inc.) Series 2017A 5.25%, 05/15/2037-05/15/2047(a)	$3,225	$3,224,422
Wisconsin Public Finance Authority (Maryland Proton Treatment Center LLC) Series 2018A-1 6.25%, 01/01/2038(a)	2,685	2,635,811
6.375%, 01/01/2048(a)	11,270	10,792,603
Wisconsin Public Finance Authority (Pine Lake Preparatory, Inc.) Series 2015 5.25%, 03/01/2035(a)	1,550	1,495,719
Wisconsin Public Finance Authority (Rose Villa, Inc./OR) Series 2014A 5.75%, 11/15/2044(a)	1,000	953,300
Wisconsin Public Finance Authority (Roseman University of Health Sciences) 5.00%, 04/01/2040-04/01/2050(a)	4,650	4,166,342
Wisconsin Public Finance Authority (Seabury Retirement Community) Series 2015A 5.00%, 09/01/2030(a)	545	539,768

		88,954,404

Total Municipal Obligations (cost $4,808,042,699)		4,553,874,401

GOVERNMENTS – TREASURIES – 1.0%
United States – 1.0%
U.S. Treasury Bonds 2.00%, 02/15/2050 (cost $47,096,330)	40,000	47,212,500

	Shares
SHORT-TERM INVESTMENTS – 1.5%
Investment Companies – 1.5%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.35%(k)(l)(m) (cost $69,467,829)	69,467,829	69,467,829

Total Investments – 99.7% (cost $4,924,606,858)		4,670,554,730
Other assets less liabilities – 0.3%		15,356,041

Net Assets – 100.0%		$4,685,910,771

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PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note C)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
USD	437,230	06/17/2024	CPI#	1.760%	Maturity	$18,715,236	$(17,421,411)	$1,293,825
USD	437,230	06/17/2024	1.760%	CPI#	Maturity	(18,715,232)	—	(18,715,232)
USD	256,170	01/15/2025	1.671%	CPI#	Maturity	(10,344,078)	—	(10,344,078)
USD	123,108	01/15/2025	1.637%	CPI#	Maturity	(4,950,792)	—	(4,950,792)
USD	275,432	01/15/2025	1.637%	CPI#	Maturity	(11,602,724)	—	(11,602,724)
USD	371,020	01/15/2028	0.735%	CPI#	Maturity	13,979,284	—	13,979,284
USD	219,860	01/15/2028	1.230%	CPI#	Maturity	(829,321)	—	(829,321)

						$(13,747,627)	$(17,421,411)	$(31,169,038)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note C)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
USD	514,490	06/17/2021	3 Month LIBOR	1.907%	Quarterly/ Semi-Annual	$12,050,470	$—	$12,050,470
USD	250,000	10/15/2024	3 Month LIBOR	1.582%	Quarterly/ Semi-Annual	13,166,875	—	13,166,875
USD	80,600	01/15/2025	3 Month LIBOR	1.566%	Quarterly/ Semi-Annual	4,695,045	—	4,695,045
USD	146,650	01/16/2025	3 Month LIBOR	1.623%	Quarterly/ Semi-Annual	8,974,386	—	8,974,386
USD	115,000	03/18/2029	3 Month LIBOR	2.661%	Quarterly/ Semi-Annual	21,093,356	—	21,093,356
USD	47,210	04/15/2044	1.463%	3 Month LIBOR	Semi-Annual/ Quarterly	(6,959,487)	—	(6,959,487)
USD	40,000	04/15/2044	0.738%	3 Month LIBOR	Semi-Annual/ Quarterly	359,994	—	359,994
USD	40,000	04/15/2044	1.281%	3 Month LIBOR	Semi-Annual/ Quarterly	(4,244,904)	—	(4,244,904)
USD	25,000	04/15/2044	0.931%	3 Month LIBOR	Semi-Annual/ Quarterly	(672,727)	—	(672,727)
USD	25,000	04/15/2044	0.755%	3 Month LIBOR	Semi-Annual/ Quarterly	324,703	—	324,703
USD	37,250	04/16/2049	3 Month LIBOR	2.746%	Quarterly/ Semi-Annual	19,344,235	—	19,344,235

						$68,131,946	$—	$68,131,946

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PORTFOLIO OF INVESTMENTS (continued)

INFLATION (CPI) SWAPS (see Note C)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	50,003	09/20/2020	2.263%	CPI	#	Maturity	$(1,057,878)	$—	$(1,057,878)
Barclays Bank PLC	USD	42,028	10/15/2020	2.208%	CPI	#	Maturity	(889,942)	—	(889,942)
Barclays Bank PLC	USD	25,607	10/15/2020	2.210%	CPI	#	Maturity	(543,536)	—	(543,536)
Citibank, NA	USD	30,570	10/17/2020	2.220%	CPI	#	Maturity	(659,912)	—	(659,912)
JPMorgan Chase Bank, NA	USD	50,936	08/30/2020	2.210%	CPI	#	Maturity	(967,586)	—	(967,586)

								$(4,118,854)	$—	$(4,118,854)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

INTEREST RATE SWAPS (see Note C)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Citibank, NA	USD	100	01/09/2051	30 Year Muni Rate Lock	2.250%		Maturity	$(451)	$—	$(451)
Citibank, NA	USD	52,610	10/09/2029	1.120%	SIFMA	*	Quarterly/ Quarterly	(2,587,653)	—	(2,587,653)
Citibank, NA	USD	52,610	10/09/2029	1.125%	SIFMA	*	Quarterly/ Quarterly	(2,614,849)	—	(2,614,849)

								$(5,202,953)	$—	$(5,202,953)

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2020, the aggregate market value of these securities amounted to $388,700,783 or 8.3% of net assets.

(b)	Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund (see Note H).

(c)	When-Issued or delayed delivery security.

(d)

An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of April 30, 2020 and the aggregate market value of these securities amounted to $14,950,000 or 0.32% of net assets.

(e)	Illiquid security.

(f)	Defaulted.

(g)	Non-income producing security.

(h)	Restricted and illiquid security.

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PORTFOLIO OF INVESTMENTS (continued)

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Jefferson Parish Hospital Service District No. 2 Series 2011 6,375%, 07/01/2041	09/04/2014	$2,175,906	$2,157,456	0.05%
Louisiana Public Facilities Authority (Louisiana Pellets, Inc.) Series 2013B 10,50%, 07/01/2039	11/22/2013	1,973,785	27	0.00%
Louisiana Public Facilities Authority (Louisiana Pellets, Inc.) Series 2014A 7,50%, 07/01/2023	07/31/2014	868,862	13	0.00%
Sanger Industrial Development Corp. (Texas Pellets, Inc.) Series 2012B 8,00%, 07/01/2038	08/31/2012	2,213,171	545,000	0.01%

(i)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.36% of net assets as of April 30, 2020, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Kansas City Industrial Development Authority (Kingswood Senior Living Community)
Series 2016 6.00%, 11/15/2046	12/18/2015	$2,931,841	$1,835,634	0.04%
Massachusetts Development Finance Agency (Zero Waste Solutions LLC)
Series 2017 8.00%, 12/01/2022	12/07/2017	9,452,901	8,693,018	0.19%
Massachusetts Development Finance Agency (Zero Waste Solutions LLC)
Series 2017A 7.75%, 12/01/2044	12/07/2017	4,525,000	3,315,829	0.07%
Nassau County Industrial Development Agency (Amsterdam House Continuing Care Retirement Community, Inc.)
Series 2014C 2.00%, 01/01/2049	03/21/2014	5,138	77,066	0.00%
Scranton-Lackawanna Health & Welfare Authority (Scranton Parking System Concession Project)
Series 2016D 0.0%, 01/01/2057	11/29/2017	5,563,943	3,007,830	0.06%

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PORTFOLIO OF INVESTMENTS (continued)

(j)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(k)	Affiliated investments.

(l)	The rate shown represents the 7-day yield as of period end.

(m)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

As of April 30, 2020, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 2.9% and 0.1%, respectively.

Glossary:

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal

BAM – Build American Mutual

COP – Certificate of Participation

ETM – Escrowed to Maturity

GO – General Obligation

LIBOR – London Interbank Offered Rates

NATL – National Interstate Corporation

OSF – Order of St. Francis

SD – School District

UPMC – University of Pittsburgh Medical Center

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

abfunds.com	AB MUNICIPAL INCOME SHARES | 67

STATEMENT OF ASSETS & LIABILITIES

April 30, 2020

Assets
Investments in securities, at value
Unaffiliated issuers (cost $4,855,139,029)	$4,601,086,901
Affiliated issuers (cost $69,467,829)	69,467,829
Cash	683,633
Cash collateral due from broker	91,933,504
Interest receivable	64,312,509
Receivable for shares of beneficial interest sold	22,609,843
Receivable for investment securities sold	99,721
Affiliated dividends receivable	34,576
Receivable due from Adviser	7,918

Total assets	4,850,236,434

Liabilities
Payable for investment securities purchased	72,907,408
Payable for floating rate notes issued*	62,450,000
Dividends payable	15,023,402
Unrealized depreciation on interest rate swaps	5,202,953
Unrealized depreciation on inflation swaps	4,118,854
Payable for shares of beneficial interest redeemed	3,835,644
Payable for variation margin on centrally cleared swaps	448,096
Other liabilities	339,306

Total liabilities	164,325,663

Net Assets	$4,685,910,771

Composition of Net Assets
Shares of beneficial interest, at par	$4,338
Additional paid-in capital	4,973,163,671
Accumulated loss	(287,257,238)

$4,685,910,771

Net Asset Value Per Share—unlimited shares of beneficial interest authorized, $.00001 par value (based on 433,789,357 common shares outstanding)	$10.80

*	Represents short-term floating rate certificates issued by tender option bond trusts (see Note H).

See notes to financial statements.

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STATEMENT OF OPERATIONS

Year Ended April 30, 2020

Investment Income
Interest	$152,782,380
Dividends—Affiliated issuers	1,720,592
Other income(a)	97,612	$154,600,584

Expenses
Interest expense	229,846

Total expenses		229,846

Net investment income		154,370,738

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized loss on:
Investment transactions		7,087,565
Swaps		(63,776,051)
Net change in unrealized appreciation/depreciation of:
Investments		(371,668,001)
Swaps		29,083,372

Net loss on investment transactions		(399,273,115)

Net Decrease in Net Assets from Operations		$(244,902,377)

(a)	Other income includes a reimbursement for investment in affiliated issuer (see Note B).

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended April 30, 2020	Year Ended April 30, 2019
Increase (Decrease) in Net Assets from Operations
Net investment income	$154,370,738	$119,281,882
Net realized loss on investment transactions	(56,688,486)	(2,269,690)
Net change in unrealized appreciation/depreciation of investments	(342,584,629)	110,839,076

Net increase (decrease) in net assets from operations	(244,902,377)	227,851,268
Distribution to Shareholders	(154,514,928)	(121,039,748)
Transactions in Shares of Beneficial Interest
Net increase	1,575,752,846	641,871,214

Total increase	1,176,335,541	748,682,734
Net Assets
Beginning of period	3,509,575,230	2,760,892,496

End of period	$4,685,910,771	$3,509,575,230

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

April 30, 2020

NOTE A

Significant Accounting Policies

AB Corporate Shares (the “Trust”) was organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated January 26, 2004. The Trust is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company. The Trust operates as a “series” company currently offering five separate portfolios: AB Corporate Income Shares, AB Municipal Income Shares, AB Taxable Multi-Sector Income Shares, AB Impact Municipal Income Shares and AB Tax-Aware Real Return Income Shares. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to AB Municipal Income Shares (the “Fund”).

Shares of the Fund are offered exclusively to holders of accounts established under wrap-fee programs sponsored and maintained by certain registered investment advisers approved by AllianceBernstein L.P. (the “Adviser”). The Fund’s shares may be purchased at the relevant net asset value without a sales charge or other fee. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on

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NOTES TO FINANCIAL STATEMENTS (continued)

which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign

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NOTES TO FINANCIAL STATEMENTS (continued)

equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of

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NOTES TO FINANCIAL STATEMENTS (continued)

quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2020:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$4,553,874,401		$	– 0	–	$4,553,874,401
Governments—Treasuries		– 0	–	47,212,500			– 0	–	47,212,500
Short-Term Investments		69,467,829		– 0	–		– 0	–	69,467,829
Liabilities:
Floating Rate Notes(a)		(62,450,000)		– 0	–		– 0	–	(62,450,000)

Total Investments in Securities		7,017,829		4,601,086,901			– 0	–	4,608,104,730
Other Financial Instruments(b):
Assets:
Centrally Cleared Inflation (CPI) Swaps		– 0	–	32,694,520			– 0	–	32,694,520	(c)
Centrally Cleared Interest Rate Swaps		– 0	–	80,009,064			– 0	–	80,009,064	(c)
Liabilities:
Centrally Cleared Inflation (CPI) Swaps		– 0	–	(46,442,147)			– 0	–	(46,442,147	)(c)
Centrally Cleared Interest Rate Swaps		– 0	–	(11,877,118)			– 0	–	(11,877,118	)(c)
Inflation (CPI) Swaps		– 0	–	(4,118,854)			– 0	–	(4,118,854)
Interest Rate Swaps		– 0	–	(5,202,953)			– 0	–	(5,202,953)

Total		$7,017,829		$4,646,149,413		$	– 0	–	$4,653,167,242	(d)

(a)	The Fund may hold liabilities in which the fair value approximates the carrying amount for financial statement purposes.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(c)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

(d)

The amount of $422,761,234 for Long-Term Municipal Bonds was transferred out of Level 3 into Level 2 as improved transparency of price inputs received from pricing vendors has increased the observability during the reporting period.

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3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the advisory agreement, the Fund pays no advisory fee to the Adviser and the Adviser reimburses or pays for the Fund’s operating expenses. The Fund is an integral part of separately managed accounts in wrap-fee programs and other investment programs. Typically, participants in these programs pay a fee to their investment adviser for all costs and expenses of the separately managed account, including costs and expenses associated with the Fund, and a fee is paid by their investment adviser to the Adviser. In certain cases, participants may have a direct relationship with the Adviser without the involvement of a third party investment adviser, in which case the participant would pay a fee directly to the Adviser. The Adviser serves as investment manager and adviser of the Fund and continuously furnishes an investment program for the Fund

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and manages, supervises and conducts the affairs of the Fund, subject to the supervisions of the Fund’s Board. The advisory agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Fund for, office space, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services.

The Fund has entered into a distribution agreement with AllianceBernstein Investments, Inc., the Fund’s principal underwriter (the “Underwriter”), to permit the Underwriter to distribute the Fund’s shares, which are sold at their net asset value without any sales charge. The Fund does not pay a fee for this service. The Underwriter is a wholly owned subsidiary of the Adviser.

AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, acts as the Fund’s registrar, transfer agent and dividend-disbursing agent. ABIS registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders. The Fund does not pay a fee for this service.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2020. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to reimburse the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended April 30, 2020, such reimbursement amounted to $97,612.

A summary of the Fund’s transactions in AB mutual funds for the year ended April 30, 2020 is as follows:

Fund	Market Value 4/30/19 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 4/30/20 (000)	Dividend Income (000)
Government Money Market Portfolio	$75,312	$1,387,874	$1,393,718	$69,468	$1,721

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings,

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Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximately 64.9% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns less than 10% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

Sales under the Plan that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Fund’s investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Fund subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended April 30, 2020 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$2,160,089,705	$502,292,093
U.S. government securities	47,110,156	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$4,863,093,120

Gross unrealized appreciation	$146,151,581
Gross unrealized depreciation	(378,181,906)

Net unrealized depreciation	$(232,030,325)

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1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates or credit risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

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Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on

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a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended April 30, 2020, the Fund held interest rate swaps for hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the year ended April 30, 2020, the Fund held inflation (CPI) swaps for hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

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During the year ended April 30, 2020, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	$95,282,173	*	Receivable/Payable for variation margin on centrally cleared swaps	$58,319,265	*

Interest rate contracts				Unrealized depreciation on interest rate swaps	5,202,953

Interest rate contracts				Unrealized depreciation on inflation swaps	4,118,854

Total		$95,282,173			$67,641,072

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities.

This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(63,776,051)	$29,083,372

Total		$(63,776,051)	$29,083,372

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The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended April 30, 2020:

Interest Rate Swaps:
Average notional amount	$105,291,429	(a)
Inflation Swaps:
Average notional amount	$778,726,923
Centrally Cleared Interest Rate Swaps:
Average notional amount	$889,813,077
Centrally Cleared Inflation Swaps:
Average notional amount	$836,133,636	(b)

(a)	Positions were open for seven months during the year.

(b)	Positions were open for eleven months during the year.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of April 30, 2020. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*		Security Collateral Pledged*			Net Amount of Derivative Liabilities
Barclays Bank PLC	$2,491,356	$	– 0	–	$(2,470,000)		$	– 0	–	$21,356
Citibank, NA	5,862,865		– 0	–	(5,862,865)			– 0	–	– 0	–
JPMorgan Chase Bank, NA	967,586		– 0	–	– 0	–		(967,586)		– 0	–

Total	$9,321,807	$	– 0	–	$(8,332,865)			$(967,586)		$21,356	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

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NOTE D

Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	Shares			Amount
	Year Ended April 30, 2020	Year Ended April 30, 2019		Year Ended April 30, 2020	Year Ended April 30, 2019

Shares sold	190,409,250	117,096,573		$2,239,043,371	$1,333,456,463

Shares issued in reinvestment of dividends	37	– 0	–	448	– 0	–

Shares redeemed	(56,641,214)	(60,999,172)		(663,290,973)	(691,585,249)

Net increase	133,768,073	56,097,401		$1,575,752,846	$641,871,214

NOTE E

Risks Involved in Investing in the Fund

Market Risk—The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have and may in the future have an adverse effect on the Fund’s investments and net asset value and can lead to increased market volatility. For example, any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the Fund’s portfolio companies. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full

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principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

The Fund may invest in the municipal securities of Puerto Rico or other US territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other US issuers of municipal securities. Puerto Rico experienced a significant downturn during the recession. Puerto Rico’s downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment. Municipal securities issued by Puerto Rico issuers have extremely low ratings by the credit rating organizations. More recently Puerto Rico has defaulted on its debt payments, and if the general economic situation in Puerto Rico persists, the volatility and credit quality of Puerto Rican municipal securities will continue to be adversely affected, and the market for such securities may experience continued volatility. In addition, Puerto Rico’s difficulties have resulted in increased volatility in portions of the broader municipal securities market from time to time, and this may recur in the future.

Congress has previously considered making changes to the municipal securities provisions of the Internal Revenue Code that could change the U.S. federal income tax treatment of certain types of municipal securities.

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Tax Risk—There is no guarantee that all of the Fund’s income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Fund by increasing taxes on that income. In such event, the Fund’s net asset value, or NAV, could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Fund shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, the Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund’s yield. The federal income tax treatment of payments in respect of certain derivative contracts is unclear.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (“junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The

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use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Illiquid Investments Risk—Illiquid investments risk exists when particular investments, such as lower-rated securities, are or become difficult to purchase or sell, possibly preventing the Fund from selling such investments at an advantageous price. The Fund is subject to illiquid investments risk because the market for municipal securities is generally smaller than many other markets. Derivatives and securities involving substantial market and credit risk tend to involve greater illiquid investments risk than most other types of investments.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

LIBOR Risk—The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strat-

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egies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

NOTE F

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the Adviser. The Fund did not utilize the Facility during the year ended April 30, 2020.

NOTE G

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended April 30, 2020 and April 30, 2019 were as follows:

	2020	2019
Distributions paid from:
Ordinary income	$3,709,081	$2,482,625

Total taxable distributions	3,709,081	2,482,625
Tax-exempt distributions	150,805,847	118,557,123

Total distributions paid	$154,514,928	$121,039,748

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NOTES TO FINANCIAL STATEMENTS (continued)

As of April 30, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed tax-exempt income	$14,476,209
Accumulated capital and other losses	(53,855,071	)(a)
Unrealized appreciation/(depreciation)	(232,296,868	)(b)

Total accumulated earnings/(deficit)	$(271,675,730	)(c)

(a)	As of April 30, 2020, the Fund had a net capital loss carryforward of $53,855,071.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax treatment of swaps, the tax deferral of losses on wash sales, and the tax treatment of tender option bonds.

(c)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the tax treatment of defaulted securities and dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of April 30, 2020, the Fund had a net short-term capital loss carryforward of $53,855,071, which may be carried forward for an indefinite period.

During the current fiscal year, there were no permanent differences that resulted in adjustments to accumulated loss or additional paid-in capital.

NOTE H

Floating Rate Notes Issued in Connection with Securities Held

The Fund may engage in tender option bond (“TOB”) transactions in which the Fund transfers a fixed rate bond (“Fixed Rate Bond”) into a Special Purpose Vehicle (the “SPV”, which is generally organized as a trust). The Fund buys a residual interest in the assets and cash flows of the SPV, often referred to as an inverse floating rate obligation (“Inverse Floater”). The SPV also issues floating rate notes (“Floating Rate Notes”) which are sold to third parties. The Floating Rate Notes pay interest at rates that generally reset weekly and their holders have the option to tender their notes to a liquidity provider for redemption at par. The Inverse Floater held by the Fund gives the Fund the right (1) to cause the holders of the Floating Rate Notes to tender their notes at par, and (2) to have the trustee transfer the Fixed Rate Bond held by the SPV to the Fund, thereby collapsing the SPV. The SPV may also be collapsed in certain other circumstances. In accordance with U.S. GAAP requirements regarding accounting for transfers and servicing of financial assets and extinguishments of liabilities, the Fund accounts for the transaction described above as a secured borrowing by including the Fixed Rate Bond in its portfolio of investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in its statement of assets and liabilities. Interest expense related to the Fund’s liability with respect to

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NOTES TO FINANCIAL STATEMENTS (continued)

Floating Rate Notes is recorded as incurred. The interest expense is also included in the Fund’s expense ratio. At April 30, 2020, the amount of the Fund’s Floating Rate Notes outstanding was $62,450,000 and the related interest rate was 0.24% to 0.37%. For the year ended April 30, 2020, the average amount of Floating Rate Notes outstanding and the daily weighted average interest rate were $5,666,230 and 1.74%, respectively.

The Fund may also purchase Inverse Floaters in the secondary market without first owning the underlying bond. Such an Inverse Floater is included in the Fund’s portfolio of investments but is not required to be treated as a secured borrowing and reflected in the Fund’s financial statements as a secured borrowing.

NOTE I

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The Fund has adopted ASU 2017-08, which did not have a material impact on the Fund’s financial position or the results of its operations, and had no impact on the Fund’s net assets.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Year Ended April 30,
	2020	2019	2018	2017		2016

Net asset value, beginning of period	$ 11.70	$ 11.32	$ 11.25	$ 11.59		$ 11.14

Income From Investment Operations

Net investment income(a)	.44	.45	.44	.44		.48

Net realized and unrealized gain (loss) on investment transactions	(.90)	.38	.07	(.34)		.46

Net increase (decrease) in net asset value from operations	(.46)	.83	.51	.10		.94

Less: Dividends

Dividends from net investment income	(.44)	(.45)	(.44)	(.44)		(.49)

Net asset value, end of period	$ 10.80	$ 11.70	$ 11.32	$ 11.25		$ 11.59

Total Return

Total investment return based on net asset value(b)	(4.23)%	7.53%	4.55%	.87%		8.69%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$4,685,911	$3,509,575	$2,760,892	$1,667,126		$1,112,540

Ratio to average net assets of:

Expenses(c)	.01%	.01%	.01%	.00	%(d)	.01%

Net investment income	3.67%	3.91%	3.82%	3.85%		4.25%

Portfolio turnover rate	12%	14%	19%	23%		8%

(a)	Based on average shares outstanding.

(b)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	The expense ratios, excluding interest expense are .00%, .00%, .00%, .00% and .00%, respectively.

(d)	Amount is less than .005%.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AB Corporate Shares and Shareholders of AB Municipal Income Shares:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Municipal Income Shares (the “Fund”) (one of the series constituting AB Corporate Shares (the “Trust”)), including the portfolio of investments, as of April 30, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting AB Corporate Shares) at April 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

June 26, 2020

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BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Jeanette Loeb(1) Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

R.B. “Guy” Davidson III(2),^ , Vice President Terrance T. Hults(2), Vice President Matthew J. Norton(2), Vice President Emilie D. Wrapp, Secretary	Michael B. Reyes, Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services,
Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s Portfolio are made by the Adviser’s Municipal Bond Investment Team. Messrs. Davidson, Hults and Norton are the investment professionals primarily responsible for the day-to-day management of the Fund’s Portfolio.

^	Mr. Davidson is expected to retire from the Adviser effective December 30, 2020.

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MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Certain information concerning the Trust’s Trustee is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INTERESTED TRUSTEE

Robert M. Keith,# 1345 Avenue of the Americas New York, NY 10105 60 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business with which he had been associated since prior to 2004.	90	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES

Marshall C. Turner, Jr.,## Chairman of the Board 78 (2005)	Private Investor since prior to 2015. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	90	Xilinx, Inc. (programmable logic semi-conductors) since 2007

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Jorge A. Bermudez,## 69 (2020)	Private investor since prior to 2015. Former Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.	90	Moody’s Corporation since April 2011

Michael J. Downey,## 76 (2005)	Private Investor since prior to 2015. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2015 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	90	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Nancy P. Jacklin,## 72 (2006)	Private Investor since prior to 2015. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	90	None

Jeanette Loeb,## 68 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as a Director of the AB Funds since April 2020.	90	Apollo Investment Corp. (business development company) since August 2011

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Carol C. McMullen,## 64 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	90	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Garry L. Moody,## 68 (2008)	Private Investor since prior to 2015. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	90	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Earl D. Weiner,## 80 (2007)	Senior Counsel since 2017, Of Counsel from 2007 to 2016, and Partner prior to then, of the law firm Sullivan & Cromwell LLP. He is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	90	None

*	The address for each of the Trust’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Trust’s Trustees.

***

The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Trust.

#	Mr. Keith is an “interested person” of the Trust, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officers

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 60	President and Chief Executive Officer	See biography above.

R. B. “Guy” Davidson, III^ 59	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2015. He is also Chief Investment Officer – Municipal Business.

Terrance T. Hults 54	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2015. He is also Co-Head – Municipal Portfolio Management.

Matthew J. Norton 37	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2015. He is also Co-Head – Municipal Portfolio Management.

Emilie D. Wrapp 64	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2015.

Michael B. Reyes 43	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2015.

Joseph J. Mantineo 61	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2015.

Phyllis J. Clarke 59	Controller	Vice President of ABIS**, with which she has been associated since prior to 2015.

Vincent S. Noto 55	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2015.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Trust.

^	Mr. Davidson is expected to retire from the Adviser effective December 30, 2020.

The Trust’s Statement of Additional Information (“SAI”) has additional information about the Trust’s Trustees and Officers and is available without charge upon request. Contact your financial representative or ABI at (800)-227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”). Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund’s Board with such annual report during the first quarter of 2020, which covered the period December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner. Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, taking into account any holdings of less liquid and illiquid assets. The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP. The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP, and there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of AB Corporate Shares (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Municipal Income Shares (the “Fund”) at a meeting held on November 4-6, 2019 (the “Meeting”.)*

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors noted that the Fund is designed as a vehicle for the wrap fee account market (where investors pay fees to a wrap fee sponsor which pays investment fees and expenses from such fee). The directors also noted that no advisory fee is payable by the Fund, that the Advisory Agreement does not include the reimbursement provision for certain administrative expenses included in the advisory agreements of most of the open-end AB Funds, and that the Adviser is responsible for payment of the Fund’s ordinary expenses. The directors noted that the Company acknowledges in the Advisory Agreement that the Adviser and its affiliates expect to receive compensation from third parties in connection with services provided under the Advisory Agreement. The directors further noted that the Adviser receives payments from the wrap fee program sponsors (the “Sponsors”) that use the Fund as an investment vehicle for their clients.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the underlying fund advised by the Adviser in which the Fund invests.

*

Following transactions completed on November 13, 2019 that may have been deemed to have been an “assignment” causing termination of the Fund’s investment advisory agreement, a new investment advisory agreement, having the same terms as the prior one, was entered into by the Fund and the Adviser.

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The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2017 and 2018 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution

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expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund in the periods reviewed was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying fund advised by the Adviser in which the Fund invests. The directors noted that the Adviser is compensated by the Sponsors. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing the Fund’s performance against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended July 31, 2019 and (in the case of comparisons with the broad-based securities market index) for the period from inception. The directors were cognizant that the Fund was neither designed nor offered as a standalone investment and was intended to serve solely as a component of certain separately managed accounts (“SMAs”). The Adviser had explained that this attribute made it difficult to select an appropriate benchmark for the Fund. At the directors’ request, the Adviser provided information showing the weighting of the Fund in a current SMA and the overall performance of the SMA versus its stated benchmark. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees

The directors considered the advisory fee rate payable by the Fund to the Adviser (zero) and information provided by the 15(c) service provider showing the fees payable by other fund families used in wrap fee programs similar to that of the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds.

The directors noted the unusual arrangements in the Advisory Agreement providing for no advisory fee but were cognizant that the Adviser is indirectly compensated by the Sponsors for its services to the Fund. The directors reviewed the fee arrangements between the Adviser and each of

abfunds.com	AB MUNICIPAL INCOME SHARES | 105

the current Sponsors and noted that such fees were negotiated on an arm’s length basis and were within the range of fees paid by wrap fee sponsors to other advisers of similar funds. While the Adviser’s fee arrangements with the Sponsors vary, the directors acknowledged the Adviser’s view that a portion of such fees (less the expenses of the Fund paid by the Adviser) may reasonably be viewed as compensating the Adviser for advisory services it provides to the Fund (the “implied fee”) and that the Adviser believes that while the Sponsors pay the Adviser different fee rates, the rate of fee attributable to Fund management at the Fund level is the same for all Sponsors. The directors also considered the fee rate schedules used by other registered investment companies that invest in fixed income securities that are advised by the Adviser.

The Adviser informed the directors that there were no institutional products managed by the Adviser that utilize investment strategies similar to those of the Fund.

The directors did not consider comparative expense information for the Fund because the Fund does not bear ordinary expenses.

Economies of Scale

The directors did not consider the extent to which fee levels in the Advisory Agreement for the Fund reflect economies of scale because the Advisory Agreement does not provide for any compensation to be paid to the Adviser by the Fund and the Fund’s expense ratio is zero. They did note, however, that the fee payable to the Adviser by the current Sponsors declines at a breakpoint based on either individual account sizes or on total assets managed by the Adviser for the Sponsor.

106 | AB MUNICIPAL INCOME SHARES	abfunds.com

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL EQUITY (continued)

GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio1

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

FIXED INCOME (continued)

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio1

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to July 12, 2019, Total Return Bond Portfolio was named Intermediate Bond Portfolio; prior to February 5, 2020, Tax-Aware Fixed Income Opportunities Portfolio was named Tax-Aware Fixed Income Portfolio.

abfunds.com	AB MUNICIPAL INCOME SHARES | 107

NOTES

108 | AB MUNICIPAL INCOME SHARES	abfunds.com

AB MUNICIPAL INCOME SHARES

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

MIS-0151-0420

APR    04.30.20

ANNUAL REPORT

AB TAXABLE MULTI-SECTOR INCOME SHARES

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you Invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Taxable Multi-Sector Income Shares (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 1

ANNUAL REPORT

June 9, 2020

This report provides management’s discussion of fund performance for AB Taxable Multi-Sector Income Shares for the annual reporting period ended April 30, 2020. Please note, shares of this Fund are available only to separately managed accounts or participants in “wrap fee” programs or other investment programs approved by the Adviser.

The Fund’s investment objective is to generate income and price appreciation.

NAV RETURNS AS OF APRIL 30, 2020 (unaudited)

	6 Months	12 Months

AB TAXABLE MULTI-SECTOR INCOME SHARES	0.69%	3.43%

Bloomberg Barclays US Aggregate ex Government Bond Index	2.72%	8.52%

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg Barclays US Aggregate ex Government Bond Index, for the six- and 12-month periods ended April 30, 2020.

During both periods, the Fund underperformed the benchmark. The Fund’s shorter-than-benchmark duration detracted, relative to the benchmark, as yields fell across the curve during both periods. Yield-curve positioning detracted as well, as gains from an overweight to the short end of the curve were more than offset by negative returns from underweight positioning along the intermediate and long portions of the curve. Industry allocation detracted, from a lack of exposure to agency mortgage-backed securities and overweights to US municipal bonds and real estate investment trusts. Security selection contributed to returns, mostly within the energy, electric, consumer noncyclical and US municipal bonds sectors. The Fund’s turnover rate was 124% due to client redemptions in April, and an allocation switch from multi-sector income shares to municipals.

The Fund utilized derivatives in the form of interest rate swaps for hedging purposes and credit default swaps for investment purposes, which had an immaterial impact on absolute returns during both periods.

MARKET REVIEW AND INVESTMENT STRATEGY

Global fixed-income market returns were mixed over the 12-month period ended April 30, 2020. In July, the US Federal Reserve (the “Fed”) began a series of three 25-basis-point (b.p.) interest-rate cuts due to slowing global growth concerns. Numerous other central banks followed suit by lowering interest rates. The UK’s exit from the European Union and a

2 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

US-China trade truce in January led markets higher until investor sentiment turned decidedly negative in March due to the spread of COVID-19. Investor uncertainty led to an unprecedented flight to quality as credit spreads on risk assets quickly widened to levels not seen since the 2008–2009 global financial crisis. The market rout was met by swift monetary and fiscal policy action. The Fed lowered interest rates 150 b.p. to zero, and most other major central banks followed suit with substantial rate cuts.

Markets began to recover in April as governments and central banks initiated over $9 trillion of monetary and fiscal stimulus measures to combat the economic fallout from the virus and governments began to relax social distancing and stay-at-home guidelines. Higher quality and longer maturity developed-market treasury returns were strong, along with US corporate bonds that rallied in April on the back of record new issuance. High-yield bonds had negative returns for the period, primarily from the March sell-off. Emerging-market returns fell as lower oil prices impacted emerging-market commodity exporters. The US dollar advanced against most developed- and emerging-market currencies. The Swiss franc and the yen, which are also considered safe haven currencies, advanced against the US dollar.

The Fund’s Senior Investment Management Team (the “Team”) continues to seek attractively priced securities through top-down and bottom-up research, while mitigating overall risk. The Team invests primarily in single-sector, investment-grade issues of global corporates but has leeway to invest in below investment-grade bonds as well.

INVESTMENT POLICIES

The Fund invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. The Fund may invest in a broad range of securities in both developed and emerging markets. The Fund may invest across all fixed-income sectors, including corporate and US and non-US government securities. The Fund may invest up to 50% of its assets in below investment-grade bonds (“junk bonds”). The Fund expects to invest in readily marketable fixed-income securities with a range of maturities from short- to long-term.

The Fund may invest without limit in US dollar-denominated foreign fixed-income securities and may invest up to 50% of its assets in non-US dollar-denominated foreign fixed-income securities. These investments may include, in each case, developed- and emerging-market debt securities.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of

(continued on next page)

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 3

the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings.

The Fund may also invest in mortgage-related and other asset-backed securities, loan participations, inflation-indexed securities, structured securities, variable, floating, and inverse floating-rate instruments and preferred stock, and may use other investment techniques. The Fund may use leverage for investment purposes. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements, forward contracts and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures contracts, forwards or swap agreements.

Currencies can have a dramatic effect on returns of non-US dollar-denominated fixed-income securities, significantly adding to returns in some years and greatly diminishing them in others. The Adviser evaluates currency and fixed-income positions separately and may seek to hedge the currency exposure resulting from the Fund’s fixed-income securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures contracts, options on futures contracts, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

4 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays US Aggregate ex Government Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a fund. The Bloomberg Barclays US Aggregate ex Government Bond Index represents the performance of securities within the US investment-grade fixed-rate bond market, with index components for corporate securities, mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have and may in the future have an adverse effect on the Fund’s investments and net asset value and can lead to increased market volatility. For example, any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the Fund’s portfolio companies. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 5

DISCLOSURES AND RISKS (continued)

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest-rate sensitivity, negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange risk may negatively affect the value of the Fund’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk: Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by nongovernmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

6 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

DISCLOSURES AND RISKS (continued)

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 227 4618. The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance assumes reinvestment of distributions and does not account for taxes.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus and/or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 7

HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

9/15/20101 TO 4/30/2020

This chart illustrates the total value of an assumed $10,000 investment in AB Taxable Multi-Sector Income Shares (from 9/15/20101 to 4/30/2020) as compared to the performance of the Fund’s benchmark.

1	Inception date: 9/15/2010.

8 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2020 (unaudited)

NAV Returns

1 Year	3.43%

5 Years	2.16%

Since Inception[1]	2.39%

AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2020 (unaudited)

NAV Returns

1 Year	1.89%

5 Years	1.81%

Since Inception[1]	2.21%

The prospectus fee table shows the fees and the total operating expenses of the Fund as 0.00% because the Adviser does not charge any fees or expenses and reimburses Fund operating expenses, except certain extraordinary expenses, taxes, brokerage costs and the interest on borrowings or certain leveraged transactions. Participants in a wrap fee program or other investment program eligible to invest in the Fund pay fees to the program sponsor and should review the program brochure or other literature provided by the sponsor for a discussion of fees and expenses charged.

1	Inception date: 9/15/2010.

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 9

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you may incur various ongoing non-operating and extraordinary costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020	Expenses Paid During Period*	Annualized Expense Ratio*
Actual	$1,000	$1,006.90	$0.05	0.01%
Hypothetical**	$1,000	$1,024.81	$0.05	0.01%

*

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). The Fund’s operating expenses are borne by the Adviser or its affiliates.

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

April 30, 2020 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $178.5

1

All data are as of April 30, 2020. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 11

PORTFOLIO OF INVESTMENTS

April 30, 2020

	Principal Amount (000)	U.S. $ Value

CORPORATES – INVESTMENT GRADE – 79.0%
Industrial – 49.5%
Basic – 2.3%
DuPont de Nemours, Inc. 3.766%, 11/15/2020	$1,550	$1,564,524
Glencore Finance Canada Ltd. 4.95%, 11/15/2021(a)	505	517,968
Glencore Funding LLC 3.00%, 10/27/2022(a)	225	224,431
PPG Industries, Inc. 3.60%, 11/15/2020	1,750	1,766,642

		4,073,565

Capital Goods – 5.7%
3M Co. 2.00%, 02/14/2025	850	881,391
Caterpillar Financial Services Corp. 1.90%, 09/06/2022	700	713,041
2.95%, 02/26/2022	915	945,387
CNH Industrial Capital LLC 4.375%, 11/06/2020	950	954,750
Eaton Corp. 2.75%, 11/02/2022	1,265	1,308,023
General Dynamics Corp. 3.00%, 05/11/2021	1,000	1,020,170
John Deere Capital Corp. 1.95%, 06/13/2022	636	646,761
2.30%, 06/07/2021	1,100	1,115,477
Northrop Grumman Corp. 2.08%, 10/15/2020	1,000	1,004,930
Rockwell Collins, Inc. 2.80%, 03/15/2022	1,650	1,690,210

		10,280,140

Communications - Media – 5.3%
Charter Communications Operating LLC/Charter Communications Operating Capital 4.464%, 07/23/2022	1,750	1,843,782
Comcast Corp. 3.125%, 07/15/2022	700	736,666
3.375%, 02/15/2025	675	736,270
Fox Corp. 3.666%, 01/25/2022	1,350	1,401,583
4.03%, 01/25/2024	435	469,809
Omnicom Group, Inc./Omnicom Capital, Inc. 3.625%, 05/01/2022	450	472,055
3.65%, 11/01/2024	800	853,936

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Time Warner Cable LLC 4.00%, 09/01/2021	$5	$5,095
ViacomCBS, Inc. 4.25%, 09/01/2023	1,000	1,050,360
Walt Disney Co. (The) 1.83% (LIBOR 3 Month + 0.25%), 09/01/2021(b)	725	720,396
3.00%, 09/15/2022	1,100	1,150,380

		9,440,332

Communications - Telecommunications – 2.2%
AT&T, Inc. 1.964% (LIBOR 3 Month + 1.18%), 06/12/2024(b)	610	596,775
2.625%, 12/01/2022	355	363,385
3.00%, 06/30/2022	375	386,052
3.80%, 03/15/2022	515	537,665
Crown Castle International Corp. 2.25%, 09/01/2021	1,760	1,777,160
Verizon Communications, Inc. 3.45%, 03/15/2021	200	204,244

		3,865,281

Consumer Cyclical - Automotive – 2.6%
BMW Finance NV 2.25%, 08/12/2022(a)	675	673,771
BMW US Capital LLC 3.40%, 08/13/2021(a)	1,065	1,080,783
Daimler Finance North America LLC 2.45%, 05/18/2020(a)	1,000	999,420
General Motors Co. 2.542% (LIBOR 3 Month + 0.80%), 08/07/2020(b)	125	124,245
General Motors Financial Co., Inc. 2.45%, 11/06/2020	220	217,664
Harley-Davidson Financial Services, Inc. 3.55%, 05/21/2021(a)	1,025	1,030,443
Nissan Motor Acceptance Corp. 2.15%, 09/28/2020(a)	455	446,815

		4,573,141

Consumer Cyclical - Other – 1.3%
DR Horton, Inc. 2.55%, 12/01/2020	1,000	1,000,520
Marriott International, Inc./MD 2.30%, 01/15/2022	560	541,173
Series Y 2.18% (LIBOR 3 Month + 0.60%), 12/01/2020(b)	800	786,368

		2,328,061

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 13

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Restaurants – 0.3%
Starbucks Corp. 2.10%, 02/04/2021	$100	$100,652
2.20%, 11/22/2020	477	479,690

		580,342

Consumer Non-Cyclical – 14.0%
AbbVie, Inc. 2.30%, 05/14/2021	650	656,032
2.50%, 05/14/2020	17	17,005
3.375%, 11/14/2021	615	634,717
AmerisourceBergen Corp. 3.50%, 11/15/2021	945	968,039
Amgen, Inc. 2.65%, 05/11/2022	1,275	1,310,573
Archer-Daniels-Midland Co. 3.375%, 03/15/2022	1,110	1,155,621
Baxalta, Inc. 3.60%, 06/23/2022	23	23,593
Biogen, Inc. 3.625%, 09/15/2022	54	57,041
Bristol-Myers Squibb Co. 2.60%, 05/16/2022(a)	600	619,512
2.75%, 02/15/2023(a)	225	235,033
3.25%, 02/20/2023(a)	815	863,378
Bunge Ltd. Finance Corp. 3.50%, 11/24/2020	1,375	1,381,834
Cigna Corp. 3.40%, 09/17/2021	1,825	1,877,432
CommonSpirit Health 2.76%, 10/01/2024	1,000	981,990
Conagra Brands, Inc. 1.82% (LIBOR 3 Month + 0.50%), 10/09/2020(b)	1,000	995,880
Covidien International Finance SA 2.95%, 06/15/2023	1,925	2,028,199
CVS Health Corp. 2.125%, 06/01/2021	400	403,240
DH Europe Finance II Sarl 2.05%, 11/15/2022	1,850	1,879,304
Eli Lilly & Co. 2.35%, 05/15/2022	1,275	1,315,265
Gilead Sciences, Inc. 1.95%, 03/01/2022	565	574,729
2.55%, 09/01/2020	1,000	1,005,460
Kraft Heinz Foods Co. 2.80%, 07/02/2020	13	13,010
McCormick & Co., Inc./MD 3.15%, 08/15/2024	830	882,572

14 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Medtronic, Inc. 3.15%, 03/15/2022	$40	$41,789
Merck & Co., Inc. 2.75%, 02/10/2025	1,130	1,223,587
PepsiCo, Inc. 3.50%, 07/17/2025	1,110	1,239,326
Philip Morris International, Inc. 3.25%, 11/10/2024	1,000	1,080,470
Tyson Foods, Inc. 2.13% (LIBOR 3 Month + 0.55%), 06/02/2020(b)	475	475,584
Zimmer Biomet Holdings, Inc. 1.802% (LIBOR 3 Month + 0.75%), 03/19/2021(b)	1,055	1,028,498

		24,968,713

Energy – 3.5%
BP Capital Markets America, Inc. 3.245%, 05/06/2022	775	798,025
Energy Transfer Operating LP 4.25%, 03/15/2023	1,000	991,170
4.65%, 06/01/2021	10	9,990
Enterprise Products Operating LLC 5.20%, 09/01/2020	55	55,544
Kinder Morgan Energy Partners LP 5.30%, 09/15/2020	5	5,045
MPLX LP 2.099% (LIBOR 3 Month + 1.10%), 09/09/2022(b)	1,250	1,103,150
ONEOK, Inc. 4.25%, 02/01/2022	1,000	997,400
Phillips 66 4.30%, 04/01/2022	1,285	1,339,330
Schlumberger Finance Canada Ltd. 2.20%, 11/20/2020(a)	1,000	995,100

		6,294,754

Services – 3.5%
Booking Holdings, Inc. 2.75%, 03/15/2023	1,685	1,716,341
eBay, Inc. 2.15%, 06/05/2020	830	830,216
2.60%, 07/15/2022	485	497,198
Mastercard, Inc. 2.00%, 11/21/2021	1,590	1,619,574
Moody’s Corp. 3.25%, 06/07/2021	200	203,926
4.50%, 09/01/2022	1,300	1,382,251

		6,249,506

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 15

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Technology – 8.8%
Apple, Inc. 3.00%, 02/09/2024	$800	$858,832
Baidu, Inc. 2.875%, 07/06/2022	375	377,220
Broadcom, Inc. 3.125%, 10/15/2022(a)	860	891,364
Fidelity National Information Services, Inc. 3.50%, 04/15/2023	850	900,618
Hewlett Packard Enterprise Co. 3.60%, 10/15/2020	75	75,473
Honeywell International, Inc. 2.15%, 08/08/2022	1,300	1,337,778
IBM Credit LLC 3.60%, 11/30/2021	255	266,740
Intel Corp. 3.70%, 07/29/2025	1,025	1,150,839
International Business Machines Corp. 2.85%, 05/13/2022	500	519,875
3.625%, 02/12/2024	1,000	1,088,480
KLA Corp. 4.65%, 11/01/2024	1,250	1,390,912
Lam Research Corp. 2.80%, 06/15/2021	1,583	1,613,140
Oracle Corp. 1.90%, 09/15/2021	1,175	1,190,463
3.625%, 07/15/2023	500	541,490
QUALCOMM, Inc. 2.60%, 01/30/2023	475	495,249
3.00%, 05/20/2022	805	838,601
Texas Instruments, Inc. 2.625%, 05/15/2024	1,325	1,401,426
VMware, Inc. 2.30%, 08/21/2020	800	805,104

		15,743,604

		88,397,439

Financial Institutions – 20.2%
Banking – 11.3%
American Express Co. 2.20%, 10/30/2020	200	200,692
Bank of America Corp. 1.866% (LIBOR 3 Month + 0.65%), 06/25/2022(b)	535	529,217
2.881%, 04/24/2023	1,175	1,203,682
5.00%, 05/13/2021	30	31,183
Capital One NA 2.15%, 09/06/2022	750	747,915
2.95%, 07/23/2021	1,100	1,109,966

16 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Citigroup, Inc. 2.876%, 07/24/2023	$1,300	$1,332,123
Discover Bank 3.10%, 06/04/2020	255	254,974
Fifth Third Bancorp 3.50%, 03/15/2022	53	54,858
Fifth Third Bank/Cincinnati OH 2.20%, 10/30/2020	1,750	1,756,930
Goldman Sachs Group, Inc. (The) 2.35%, 11/15/2021	48	48,240
2.908%, 06/05/2023	300	306,642
Series D 6.00%, 06/15/2020	40	40,222
HSBC Bank USA NA 4.875%, 08/24/2020	1,000	1,011,700
JPMorgan Chase & Co. 2.40%, 06/07/2021	225	227,628
2.776%, 04/25/2023	1,320	1,351,429
4.50%, 01/24/2022	95	100,285
Manufacturers & Traders Trust Co. 2.05%, 08/17/2020	355	355,216
Mitsubishi UFJ Financial Group, Inc. 2.95%, 03/01/2021	215	218,322
Mizuho Financial Group, Inc. 2.632%, 04/12/2021(a)	220	223,095
Morgan Stanley 2.625%, 11/17/2021	1,435	1,458,362
Nationwide Building Society 4.363%, 08/01/2024(a)	200	211,728
Regions Bank/Birmingham AL 3.374%, 08/13/2021	1,165	1,166,340
Royal Bank of Canada Series G 1.95%, 01/17/2023	1,500	1,521,135
Synchrony Bank 3.65%, 05/24/2021	775	774,008
Truist Bank 3.525%, 10/26/2021	1,125	1,136,835
Truist Financial Corp. 2.15%, 02/01/2021	200	201,486
Wells Fargo Bank NA 2.082%, 09/09/2022	1,050	1,057,707
Zions Bancorp NA 3.50%, 08/27/2021	1,555	1,566,678

		20,198,598

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 17

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Finance – 1.2%
AIG Global Funding 2.30%, 07/01/2022(a)	$500	$508,490
3.35%, 06/25/2021(a)	600	612,246
Air Lease Corp. 2.50%, 03/01/2021	1,015	983,931

		2,104,667

Other Finance – 0.7%
Enterprise Community Loan Fund, Inc. Series 2018 3.685%, 11/01/2023	1,180	1,222,433

REITS – 7.0%
American Tower Corp. 2.25%, 01/15/2022	675	684,355
3.00%, 06/15/2023	575	601,111
3.50%, 01/31/2023	600	634,002
Equinix, Inc. 5.875%, 01/15/2026	1,790	1,872,215
Essex Portfolio LP 3.50%, 04/01/2025	1,230	1,275,018
Healthpeak Properties, Inc. 3.40%, 02/01/2025	1,000	1,027,740
Kimco Realty Corp. 3.20%, 05/01/2021	1,370	1,374,192
Realty Income Corp. 3.25%, 10/15/2022	850	873,460
Simon Property Group LP 3.75%, 02/01/2024	1,500	1,515,285
Ventas Realty LP 3.10%, 01/15/2023	119	118,317
Welltower, Inc. 4.00%, 06/01/2025	1,000	1,028,820
Weyerhaeuser Co. 3.25%, 03/15/2023	1,400	1,424,850

		12,429,365

		35,955,063

Utility – 9.3%
Electric – 8.6%
American Electric Power Co., Inc. 2.15%, 11/13/2020	1,050	1,055,534
Berkshire Hathaway Energy Co. 2.375%, 01/15/2021	650	655,844
CMS Energy Corp. 5.05%, 03/15/2022	850	899,980
Dominion Energy, Inc. 2.715%, 08/15/2021	1,500	1,522,005

18 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

DTE Energy Co.
Series B 3.30%, 06/15/2022	$565	$582,227
Series D 3.70%, 08/01/2023	325	346,037
Eversource Energy 2.50%, 03/15/2021	1,920	1,935,629
Exelon Corp. 2.45%, 04/15/2021	548	551,715
2.85%, 06/15/2020	145	145,070
Florida Power & Light Co. 2.137% (LIBOR 3 Month + 0.40%), 05/06/2022(b)	400	397,384
National Rural Utilities Cooperative Finance Corp. 2.90%, 03/15/2021	995	1,012,044
3.05%, 02/15/2022	300	310,167
NextEra Energy Capital Holdings, Inc. 2.403%, 09/01/2021	693	704,414
2.80%, 01/15/2023	600	623,100
Pinnacle West Capital Corp. 2.25%, 11/30/2020	1,000	1,004,240
Public Service Enterprise Group, Inc. 2.65%, 11/15/2022	845	868,761
Southern California Edison Co. Series C 3.50%, 10/01/2023	1,775	1,879,352
Southern Co. (The) 2.35%, 07/01/2021	875	884,721

		15,378,224

Other Utility – 0.7%
American Water Capital Corp. 3.40%, 03/01/2025	1,135	1,235,368

		16,613,592

Total Corporates – Investment Grade (cost $140,001,874)		140,966,094

LOCAL GOVERNMENTS – US MUNICIPAL BONDS – 7.7%
United States – 7.7%
Buckeye Tobacco Settlement Financing Authority 1.85%, 06/01/2029	2,500	2,497,450
1.95%, 06/01/2026	400	375,108
Central Texas Turnpike System
Series 2020B 1.98%, 08/15/2042	1,000	989,250

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 19

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Chicago Housing Authority
Series 2018B 3.324%, 01/01/2022	$1,000	$1,031,570
City of San Francisco CA Public Utilities Commission Water Revenue
Series 2020A 1.864%, 11/01/2021	500	505,355
Colorado Health Facilities Authority
Series 2019B 2.185%, 11/01/2021	800	800,896
2.237%, 11/01/2022	100	100,139
2.396%, 11/01/2023	1,050	1,054,966
County of Riverside CA 2.363%, 02/15/2023(c)	200	201,216
Massachusetts Development Finance Agency 1.494%, 10/01/2023	385	383,907
New York State Dormitory Authority
Series 2020F 1.805%, 02/15/2021	350	350,070
2.027%, 02/15/2023	250	251,153
Ohio Turnpike & Infrastructure Commission 1.746%, 02/15/2023	700	704,557
Pennsylvania Turnpike Commission Series 2019E 2.556%, 12/01/2025	760	779,904
Reedy Creek Improvement District Series 2020A 1.549%, 06/01/2023	700	687,918
Regional Transportation Authority Series 2018A 3.013%, 05/29/2020	1,000	1,001,340
State of Connecticut Series 2018A 3.75%, 09/15/2020	1,100	1,109,889
State of Wisconsin Series 2020A 1.67%, 05/01/2021	1,000	1,002,880

Total Local Governments – US Municipal Bonds (cost $13,768,350)		13,827,568

ASSET-BACKED SECURITIES – 5.1%
Autos - Fixed Rate – 2.2%
CarMax Auto Owner Trust Series 2017-4, Class A3 2.11%, 10/17/2022	836	838,631
Ford Credit Floorplan Master Owner Trust
Series 2017-1, Class A1 2.07%, 05/15/2022	175	174,907
Series 2017-2, Class A1 2.16%, 09/15/2022	1,000	992,802

20 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

GM Financial Consumer Automobile Receivables Trust Series 2017-3A, Class A3 1.97%, 05/16/2022(a)	$603	$605,781
Honda Auto Receivables Owner Trust Series 2017-3, Class A4 1.98%, 11/20/2023	400	403,273
USAA Auto Owner Trust Series 2017-1, Class A4 1.88%, 09/15/2022	901	903,345

		3,918,739

Credit Cards - Fixed Rate – 1.7%
Cabela’s Credit Card Master Note Trust Series 2013-1A, Class A 2.71%, 02/17/2026(a)	120	121,020
Chase Issuance Trust Series 2014-A2, Class A2 2.77%, 03/15/2023	105	106,940
World Financial Network Credit Card Master Trust
Series 2017-C, Class A 2.31%, 08/15/2024	1,400	1,402,831
Series 2018-B, Class A 3.46%, 07/15/2025	1,350	1,353,064

		2,983,855

Other ABS - Fixed Rate – 1.2%
SBA Tower Trust Series 2015-1A, Class C 3.156%, 10/08/2020(d)	67	67,071
SoFi Consumer Loan Program LLC
Series 2016-3, Class A 3.05%, 12/26/2025(a)	11	11,005
Series 2017-2, Class A 3.28%, 02/25/2026(a)	106	105,742
Series 2017-5, Class A2 2.78%, 09/25/2026(a)	555	535,969
SoFi Consumer Loan Program Trust Series 2018-3, Class A2 3.67%, 08/25/2027(a)	912	899,155
Verizon Owner Trust Series 2017-3A, Class A1A 2.06%, 04/20/2022(a)	539	540,305

		2,159,247

Total Asset-Backed Securities (cost $9,080,597)		9,061,841

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 21

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

COLLATERALIZED MORTGAGE OBLIGATIONS – 2.7%
Risk Share Floating Rate – 2.5%
Bellemeade Re Ltd. Series 2018-2A, Class M1B 1.837% (LIBOR 1 Month + 1.35%), 08/25/2028(a)(b)	$598	$572,593
Series 2019-3A, Class M1B 2.087% (LIBOR 1 Month + 1.60%), 07/25/2029(a)(b)	383	332,967
Federal Home Loan Mortgage Corp.
Series 2013-DN1, Class M2 7.637% (LIBOR 1 Month + 7.15%), 07/25/2023(b)	196	146,738
Series 2014-DN3, Class M3 4.947% (LIBOR 1 Month + 4.00%), 08/25/2024(b)	148	117,298
Series 2019-DNA3, Class M2 2.537% (LIBOR 1 Month + 2.05%), 07/25/2049(a)(b)	75	64,087
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2015-DNA1, Class M3 4.247% (LIBOR 1 Month + 3.30%), 10/25/2027(b)	258	255,409
Federal National Mortgage Association Connecticut Avenue Securities
Series 2014-C01, Class M2 4.887% (LIBOR 1 Month + 4.40%), 01/25/2024(b)	676	532,060
Series 2014-C03, Class 2M2 3.387% (LIBOR 1 Month + 2.90%), 07/25/2024(b)	250	192,439
Series 2016-C01, Class 1M2 7.237% (LIBOR 1 Month + 6.75%), 08/25/2028(b)	402	411,751
Series 2016-C02, Class 1M2 6.487% (LIBOR 1 Month + 6.00%), 09/25/2028(b)	645	656,583
Series 2016-C03, Class 1M2 5.787% (LIBOR 1 Month + 5.30%), 10/25/2028(b)	284	288,067
Series 2016-C06, Class 1M2 4.737% (LIBOR 1 Month + 4.25%), 04/25/2029(b)	212	206,996
Series 2016-C07, Class 2M2 4.837% (LIBOR 1 Month + 4.35%), 05/25/2029(b)	186	182,775

22 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2017-C02, Class 2M2 4.137% (LIBOR 1 Month + 3.65%), 09/25/2029(b)	$397	$375,021
Series 2017-C06, Class 2M2 3.287% (LIBOR 1 Month + 2.80%), 02/25/2030(b)	207	182,556

		4,517,340

Agency Fixed Rate – 0.2%
Federal Home Loan Mortgage Corp. REMICs
Series 4029, Class LD 1.75%, 01/15/2027	234	237,337
Series 4459, Class CA 5.00%, 12/15/2034	51	55,876

		293,213

Total Collateralized Mortgage Obligations (cost $5,309,841)		4,810,553

COMMERCIAL MORTGAGE-BACKED SECURITIES – 2.5%
Non-Agency Floating Rate CMBS – 1.7%
BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 1.814% (LIBOR 1 Month + 1.00%), 11/15/2033(b)(d)	1,000	965,059
DBWF Mortgage Trust Series 2018-GLKS, Class A 1.748% (LIBOR 1 Month + 1.03%), 12/19/2030(a)(b)	1,000	926,029
Invitation Homes Trust Series 2018-SFR4, Class A 1.851% (LIBOR 1 Month + 1.10%), 01/17/2038(a)(b)	333	324,284
Starwood Retail Property Trust Series 2014-STAR, Class A 2.284% (LIBOR 1 Month + 1.47%), 11/15/2027(a)(b)	975	910,776

		3,126,148

Non-Agency Fixed Rate CMBS – 0.7%
Citigroup Commercial Mortgage Trust Series 2015-GC29, Class A2 2.674%, 04/10/2048	17	16,596
GS Mortgage Securities Trust Series 2013-G1, Class A1 2.059%, 04/10/2031(a)	340	339,326

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 23

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

JP Morgan Chase Commercial Mortgage Securities Trust Series 2012-LC9, Class AS 3.353%, 12/15/2047(a)	$750	$754,645
LSTAR Commercial Mortgage Trust Series 2016-4, Class A2 2.579%, 03/10/2049(a)	100	100,820

		1,211,387

Agency CMBS – 0.1%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates
Series K021, Class A1 1.603%, 01/25/2022	49	49,780
Series K025, Class A1 1.875%, 04/25/2022	61	60,923

		110,703

Total Commercial Mortgage-Backed Securities (cost $4,595,633)		4,448,238

CORPORATES – NON-INVESTMENT GRADE – 0.9%
Industrial – 0.9%
Consumer Cyclical - Automotive – 0.4%
Ford Motor Credit Co. LLC 2.425%, 06/12/2020	400	398,160
3.336%, 03/18/2021	325	313,274

		711,434

Energy – 0.5%
Western Midstream Operating LP 4.00%, 07/01/2022	945	921,196

Total Corporates – Non-Investment Grade (cost $1,684,612)		1,632,630

	Shares
SHORT-TERM INVESTMENTS – 0.4%
Investment Companies – 0.4%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio - Class AB, 0.35%(e)(f)(g) (cost $656,427)	656,427	656,427

Total Investments – 98.3% (cost $175,097,334)		175,403,351
Other assets less liabilities – 1.7%		3,104,588

Net Assets – 100.0%		$178,507,939

24 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note C)

Description	Fixed Rate (Pay)/ Receive	Payment Frequency	Implied Credit Spread at April 30, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
CDX-NAIG Series 34, 5 Year Index, 06/20/2025*	(1.00)%	Quarterly	0.88%	USD	30,000	$(214,069)	$(132,105)	$(81,964)

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note C)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
USD	15,000	04/18/2021	3 Month LIBOR	2.511%	Quarterly/Semi-Annual	$304,008	$—	$304,008
USD	12,380	04/08/2022	0.489%	3 Month LIBOR	Semi-Annual/Quarterly	(19,776)	—	(19,776)
USD	5,730	02/28/2025	1.174%	3 Month LIBOR	Semi-Annual/Quarterly	(206,158)	—	(206,158)
USD	6,420	03/06/2025	0.790%	3 Month LIBOR	Semi-Annual/Quarterly	(117,555)	—	(117,555)

						$(39,481)	$—	$(39,481)

CREDIT DEFAULT SWAPS (see Note C)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay)/ Receive	Payment Frequency	Implied Credit Spread at April 30, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB-. Series 9, 09/17/2058*	(3.00)%	Monthly	8.90%	USD	105	$28,759	$3,575	$25,184
JPMorgan Securities LLC
CDX-CMBX.NA.BBB-. Series 9, 09/17/2058*	(3.00)	Monthly	8.90	USD	1,560	427,414	138,455	288,959

Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.A Series 6, 05/11/63*	2.00	Monthly	6.85	USD	2,500	(352,917)	23,592	(376,509)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	180	(58,500)	(17,549)	(40,951)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	59	(19,180)	(8,021)	(11,159)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	32	(10,402)	(3,168)	(7,234)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	224	(72,800)	(22,410)	(50,390)

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 25

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay)/ Receive	Payment Frequency	Implied Credit Spread at April 30, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	13.94%	USD	18	$(5,852)	$(1,799)	$(4,053)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	335	(108,903)	(32,654)	(76,249)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	291	(94,600)	(27,532)	(67,068)
JPMorgan Securities LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	13.94%	USD	1,066	(346,539)	(160,916)	(185,623)

						$(613,520)	$(108,427)	$(505,093)

*	Termination date

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2020, the aggregate market value of these securities amounted to $17,278,081 or 9.7% of net assets.

(b)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at April 30, 2020.

(c)	When-Issued or delayed delivery security.

(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.58% of net assets as of April 30, 2020, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
BAMLL Commercial Mortgage Securities Trust
Series 2017-SCH, Class AF 1.814%, 11/15/2033	12/14/2017	$1,000,000	$965,059	0.54%
SBA Tower Trust
Series 2015-1A, Class C 3.156%, 10/08/2020	09/27/2017	67,000	67,071	0.04%

(e)	Affiliated investments.

(f)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(g)	The rate shown represents the 7-day yield as of period end.

Glossary:

ABS – Asset-Backed Securities

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

LIBOR – London Interbank Offered Rates

REIT – Real Estate Investment Trust

REMICs – Real Estate Mortgage Investment Conduits

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES

April 30, 2020

Assets
Investments in securities, at value
Unaffiliated issuers (cost $174,440,907)	$174,746,924
Affiliated issuers (cost $656,427)	656,427
Cash collateral due from broker	1,196,649
Receivable for shares of beneficial interest sold	2,346,345
Interest receivable	1,241,923
Market value on credit default swaps (net premiums paid $142,030)	456,173
Receivable for newly entered centrally cleared credit default swaps	107,035
Receivable for variation margin on centrally cleared swaps	6,292
Affiliated dividends receivable	92
Receivable due from Adviser	22

Total assets	180,757,882

Liabilities
Due to custodian	84,240
Market value on credit default swaps (net premiums received $250,457)	1,069,693
Payable for investment securities purchased	488,721
Dividends payable	427,128
Payable for shares of beneficial interest redeemed	156,988
Payable for terminated centrally cleared credit default swaps	23,173

Total liabilities	2,249,943

Net Assets	$178,507,939

Composition of Net Assets
Shares of beneficial interest, at par	$180
Additional paid-in capital	179,143,129
Accumulated loss	(635,370)

$178,507,939

Net Asset Value Per Share—unlimited shares of beneficial interest authorized, $.00001 par value (based on 18,043,602 common shares outstanding)	$9.89

See notes to financial statements.

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 27

STATEMENT OF OPERATIONS

Year Ended April 30, 2020

Investment Income
Interest	$5,198,689
Dividends—Affiliated issuers	78,664
Other income(a)	5,592	$5,282,945

Expenses
Bank overdraft expense	13,383

Total expenses		13,383

Net investment income		5,269,562

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on:
Investment transactions		1,180,655
Swaps		181,429
Net change in unrealized appreciation/depreciation of:
Investments		(12,830)
Swaps		(899,408)

Net gain on investment transactions		449,846

Net Increase in Net Assets from Operations		$5,719,408

(a)	Other income includes a reimbursement for investment in affiliated issuer (see Note B).

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended April 30, 2020	Year Ended April 30, 2019
Increase (Decrease) in Net Assets from Operations
Net investment income	$5,269,562	$3,852,818
Net realized gain (loss) on investment transactions	1,362,084	(71,236)
Net change in unrealized appreciation/depreciation of investments	(912,238)	2,150,372

Net increase in net assets from operations	5,719,408	5,931,954
Distribution to Shareholders	(5,605,173)	(3,965,321)
Transactions in Shares of Beneficial Interest
Net increase	24,093,885	22,704,832

Total increase	24,208,120	24,671,465
Net Assets
Beginning of period	154,299,819	129,628,354

End of period	$178,507,939	$154,299,819

See notes to financial statements.

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 29

NOTES TO FINANCIAL STATEMENTS

April 30, 2020

NOTE A

Significant Accounting Policies

AB Corporate Shares (the “Trust”) was organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated January 26, 2004. The Trust is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company. The Trust operates as a “series” company currently offering five separate portfolios: AB Corporate Income Shares, AB Municipal Income Shares, AB Taxable Multi-Sector Income Shares, AB Impact Municipal Income Shares and AB Tax-Aware Real Return Income Shares. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to AB Taxable Multi-Sector Income Shares (the “Fund”).

Shares of the Fund are offered exclusively to holders of accounts established under wrap-fee programs sponsored and maintained by certain registered investment advisers approved by AllianceBernstein L.P. (the “Adviser”). The Fund’s shares may be purchased at the relevant net asset value without a sales charge or other fee. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are val-

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NOTES TO FINANCIAL STATEMENTS (continued)

ued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

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NOTES TO FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value

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NOTES TO FINANCIAL STATEMENTS (continued)

analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2020:

Investments in Securities:	Level 1			Level 2	Level 3		Total
Assets:
Corporates – Investment Grade	$	– 0	–	$140,966,094	$–0	–	$140,966,094
Local Governments – US Municipal Bonds		– 0	–	13,827,568	– 0	–	13,827,568
Asset-Backed Securities		– 0	–	9,061,841	– 0	–	9,061,841
Collateralized Mortgage Obligations		– 0	–	4,810,553	– 0	–	4,810,553
Commercial Mortgage-Backed Securities		– 0	–	4,448,238	– 0	–	4,448,238
Corporates – Non-Investment Grade		– 0	–	1,632,630	– 0	–	1,632,630
Short-Term Investments		656,427		– 0 –	– 0	–	656,427

Total Investments in Securities		656,427		174,746,924	– 0	–	175,403,351
Other Financial Instruments(a):
Assets:
Centrally Cleared Interest Rate Swaps		– 0	–	304,008	– 0	–	304,008	(b)
Credit Default Swaps		– 0	–	456,173	– 0	–	456,173
Liabilities:
Centrally Cleared Credit Default Swaps		– 0	–	(214,069)	– 0	–	(214,069	)(b)
Centrally Cleared Interest Rate Swaps		– 0	–	(343,489)	– 0	–	(343,489	)(b)
Credit Default Swaps		– 0	–	(1,069,693)	– 0	–	(1,069,693)

Total		$656,427		$173,879,854	$–0	–	$174,536,281	(c)

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NOTES TO FINANCIAL STATEMENTS (continued)

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

(c)

Amounts of $3,694,807 and $1,000,090 for Asset-Backed Securities and Commercial Mortgage-Backed Securities, respectively, were transferred out of Level 3 into Level 2 as improved transparency of price inputs received from pricing vendors has increased the observability during the reporting period.

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the Advisory Agreement, the Fund pays no advisory fee to the Adviser and the Adviser reimburses or pays for the Fund’s operating expenses. The Fund is an integral part of separately managed accounts in

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NOTES TO FINANCIAL STATEMENTS (continued)

wrap-fee programs and other investment programs. Typically, participants in these programs pay a fee to their investment adviser for all costs and expenses of the separately managed account, including costs and expenses associated with the Fund, and a fee is paid by their investment adviser to the Adviser. In certain cases, participants may have a direct relationship with the Adviser without the involvement of a third party investment adviser, in which case the participant would pay a fee directly to the Adviser. The Adviser serves as investment manager and adviser of the Fund and continuously furnishes an investment program for the Fund and manages, supervises and conducts the affairs of the Fund, subject to the supervisions of the Fund’s Board. The Advisory Agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Fund for, office space, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services.

The Fund has entered into a distribution agreement with AllianceBernstein Investments, Inc., the Fund’s principal underwriter (the “Underwriter”), to permit the Underwriter to distribute the Fund’s shares, which are sold at their net asset value without any sales charge. The Fund does not pay a fee for this service. The Underwriter is a wholly owned subsidiary of the Adviser.

AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, acts as the Fund’s registrar, transfer agent and dividend-disbursing agent. ABIS registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders. The Fund does not pay a fee for this service.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2020. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to reimburse its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended April 30, 2020, such reimbursement amounted to $4,355.

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NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions in AB mutual funds for the year ended April 30, 2020 is as follows:

Fund	Market Value 4/30/19 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 4/30/20 (000)	Dividend Income (000)
Government Money Market Portfolio	$2,711	$189,984	$192,039	$656	$79

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximately 64.9% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns less than 10% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

Sales under the Plan that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Fund’s investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Fund subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended April 30, 2020 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$215,495,063	$175,980,808
U.S. government securities	65,182,884	74,713,661

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NOTES TO FINANCIAL STATEMENTS (continued)

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$175,098,002

Gross unrealized appreciation	$2,921,138
Gross unrealized depreciation	(2,669,439)

Net unrealized appreciation	$251,699

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the

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NOTES TO FINANCIAL STATEMENTS (continued)

statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into

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NOTES TO FINANCIAL STATEMENTS (continued)

interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended April 30, 2020, the Fund held interest rate swaps for hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are

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NOTES TO FINANCIAL STATEMENTS (continued)

subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended April 30, 2020, the Fund held credit default swaps for non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

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NOTES TO FINANCIAL STATEMENTS (continued)

During the year ended April 30, 2020, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts				Receivable/Payable for variation margin on centrally cleared swaps	$81,964	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	$304,008	*	Receivable/Payable for variation margin on centrally cleared swaps	343,489	*

Credit contracts	Market value on credit default swaps	456,173		Market value on credit default swaps	1,069,693

Total		$760,181			$1,495,146

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$222,278	$(329,016)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(40,849)	(570,392)

Total		$181,429	$(899,408)

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended April 30, 2020:

Centrally Cleared Interest Rate Swaps:
Average notional amount	$34,893,846
Credit Default Swaps:
Average notional amount of buy contracts	$1,640,769
Average notional amount of sale contracts	$3,340,385
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$45,000,000	(a)

(a)	Positions were open for one month during the year.

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NOTES TO FINANCIAL STATEMENTS (continued)

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of April 30, 2020. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Citigroup Global Markets, Inc.	$28,759	$(28,759)	$	– 0	–	$	– 0	–	$	– 0	–
JPMorgan Securities LLC	427,414	(346,539)		– 0	–		– 0	–		80,875

Total	$456,173	$(375,298)	$	– 0	–	$	– 0	–		$80,875	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*		Security Collateral Pledged*			Net Amount of Derivative Liabilities
Citigroup Global Markets, Inc.	$440,999	$(28,759)		$(412,240)		$	– 0	–	$	– 0	–
Credit Suisse International	187,555	– 0	–	– 0	–		– 0	–		187,555
Goldman Sachs International	94,600	– 0	–	– 0	–		– 0	–		94,600
JPMorgan Securities LLC	346,539	(346,539)		– 0	–		– 0	–		– 0	–

Total	$1,069,693	$(375,298)		$(412,240)		$	– 0	–		$282,155	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also

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NOTES TO FINANCIAL STATEMENTS (continued)

conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE D

Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	Shares		Amount
	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2020	Year Ended April 30, 2019

Shares sold	27,279,165	8,683,152	$270,823,547	$84,359,626

Shares redeemed	(24,944,045)	(6,340,194)	(246,729,662)	(61,654,794)

Net increase	2,335,120	2,342,958	$24,093,885	$22,704,832

NOTE E

Risks Involved in Investing in the Fund

Market Risk—The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have and may in the future have an adverse effect on the Fund’s investments and net asset value and can lead to increased market volatility. For example, any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the Fund’s portfolio companies. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its

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NOTES TO FINANCIAL STATEMENTS (continued)

obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (“junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk—Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which

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NOTES TO FINANCIAL STATEMENTS (continued)

is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

LIBOR Risk—The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing

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NOTES TO FINANCIAL STATEMENTS (continued)

contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

NOTE F

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the Adviser. The Fund did not utilize the Facility during the year ended April 30, 2020.

NOTE G

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended April 30, 2020 and April 30, 2019 were as follows:

	2020	2019
Distributions paid from:
Ordinary income	$5,605,173	$3,965,321

Total distributions paid	$5,605,173	$3,965,321

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NOTES TO FINANCIAL STATEMENTS (continued)

As of April 30, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital losses	$(231,628	)(a)
Other losses	(225,401	)(b)
Unrealized appreciation/(depreciation)	248,787	(c)

Total accumulated earnings/(deficit)	$(208,242	)(d)

(a)

As of April 30, 2020, the Fund had a net capital loss carryforward of $231,628. During the fiscal year, the Fund utilized $920,684 of capital loss carryforwards to offset current year net realized gains.

(b)	As of April 30, 2020 the Fund had a qualified late-year ordinary loss deferral of $225,401.

(c)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the tax treatment of swaps.

(d)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to dividends payable.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward realized capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of April 30, 2020, the Fund had a net short-term capital loss carryforward of $231,628, which may be carried forward for an indefinite period.

During the current fiscal year, there were no permanent differences that resulted in adjustments to accumulated loss or additional paid-in capital.

NOTE H

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The Fund has adopted ASU 2017-08, which did not have a material impact on the Fund’s financial position or the results of its operations, and had no impact on the Fund’s net assets.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Year Ended April 30,
	2020		2019	2018	2017	2016

Net asset value, beginning of period	$9.82		$9.70	$9.84	$9.91	$9.97

Income From Investment Operations

Net investment income(a)	.24		.25	.20	.17	.14

Net realized and unrealized gain (loss) on investment transactions	.09		.13	(.14)	(.01)	(.02 )†

Net increase in net asset value from operations	.33		.38	.06	.16	.12

Less: Dividends

Dividends from net investment income	(.26)		(.26)	(.20)	(.23)	(.18)

Net asset value, end of period	$9.89		$9.82	$9.70	$9.84	$9.91

Total Return

Total investment return based on net asset value(b)	3.43%		4.00%	.65%	1.48%	1.26%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$178,508		$154,300	$129,628	$74,327	$307,233

Ratio to average net assets of:

Expenses	.01	%(c)	0%	0%	0%	0%

Net investment income	2.47%		2.62%	2.05%	1.67%	1.44%

Portfolio turnover rate	124%		45%	81%	85%	109%

(a)	Based on average shares outstanding.

(b)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	The expense ratio, excluding bank overdraft expense is .00%.

†

Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accordance with the Fund’s change in net realized and unrealized gain (loss) on investment transactions for the period.

See notes to financial statements.

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 49

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AB Corporate Shares and Shareholders of AB Taxable Multi-Sector Income Shares:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Taxable Multi-Sector Income Shares (the “Fund”) (one of the series constituting AB Corporate Shares (the “Trust”)), including the portfolio of investments, as of April 30, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting AB Corporate Shares) at April 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

June 26, 2020

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2020 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended April 30, 2020.

For foreign shareholders, 94.76% of ordinary dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2021.

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BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer	Jeanette Loeb(1) Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Scott A. DiMaggio(2), Vice President Shawn E. Keegan(2), Vice President Douglas J. Peebles(2),* Senior Vice President Emilie D. Wrapp, Secretary	Michael B. Reyes, Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Core Fixed-Income Team. Messrs. DiMaggio, Keegan and Peebles are the investment professionals primarily responsible for the day-to-day management of the Fund’s portfolio.

*	Mr. Peebles is expected to retire from the Adviser effective December 30, 2020.

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TRUSTEES AND OFFICERS INFORMATION

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIP CURRENTLY HELD BY TRUSTEE
INTERESTED TRUSTEE

Robert M. Keith,# 1345 Avenue of the Americas New York, NY 10105 60 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business with which he had been associated since prior to 2004.	90	None

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TRUSTEES AND OFFICERS INFORMATION (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIP CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES

Marshall C. Turner, Jr.,## Chairman of the Board 78 (2005)	Private Investor since prior to 2015. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	90	Xilinx, Inc. (programmable logic semi-conductors) since 2007

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TRUSTEES AND OFFICERS INFORMATION (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIP CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Jorge A. Bermudez,## 69 (2020)	Private investor since prior to 2015. Former Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.	90	Moody’s Corporation since April 2011

Michael J. Downey,## 76 (2005)	Private Investor since prior to 2015. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2015 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	90	None

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TRUSTEES AND OFFICERS INFORMATION (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIP CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Nancy P. Jacklin,## 72 (2006)	Private Investor since prior to 2015. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	90	None

Jeanette Loeb,## 68 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as a Director of the AB Funds since April 2020.	90	Apollo Investment Corp. (business development company) since August 2011

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 57

TRUSTEES AND OFFICERS INFORMATION (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIP CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Carol C. McMullen,## 64 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	90	None

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TRUSTEES AND OFFICERS INFORMATION (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIP CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Garry L. Moody,## 68 (2008)	Private Investor since prior to 2015. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	90	None

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TRUSTEES AND OFFICERS INFORMATION (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIP CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Earl D. Weiner,## 80 (2007)	Senior Counsel since 2017, Of Counsel from 2007 to 2016, and Partner prior to then, of the law firm Sullivan & Cromwell LLP. He is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	90	None

*

The address for each of the Trust’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department – Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Trust’s Trustees.

***

The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Trust.

#	Mr. Keith is an “interested person” of the Trust as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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TRUSTEES AND OFFICERS INFORMATION (continued)

Officer Information

Certain information concerning the Trust’s officers is set forth below.

NAME, ADDRESS,* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
OFFICERS
Robert M. Keith 60	President and Chief Executive Officer	See biography above.

Douglas J. Peebles^ 54	Senior Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2015. He is also Chief Investment Officer of Fixed Income.

Scott A. DiMaggio 48	Vice President	Senior Vice President of the Adviser**, with which he had been associated since prior to 2015. He is also Co-Head of Fixed Income.

Shawn E. Keegan 48	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2015.

Emilie D. Wrapp 64	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2015.

Michael B. Reyes 43	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2015.

Joseph J. Mantineo 61	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2015.

Phyllis J. Clarke 59	Controller	Vice President of ABIS**, with which she has been associated since prior to 2015.

Vincent S. Noto 55	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2015.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Trust.

^	Mr. Peebles is expected to retire from the Adviser effective December 30, 2020.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Trust’s Trustees and Officers and is available without charge upon request. Contact your financial representative or ABI at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 61

Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”). Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund’s Board with such annual report during the first quarter of 2020, which covered the period December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner. Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, taking into account any holdings of less liquid and illiquid assets. The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP. The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP, and there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of AB Corporate Shares (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Taxable Multi-Sector Income Shares (the “Fund”) at a meeting held on November 4-6, 2019 (the “Meeting”.)*

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors noted that the Fund is designed as a vehicle for the wrap fee account market (where investors pay fees to a wrap fee sponsor which pays investment fees and expenses from such fee). The directors also noted that no advisory fee is payable by the Fund, that the Advisory Agreement does not include the reimbursement provision for certain administrative expenses included in the advisory agreements of most of the open-end AB Funds, and that the Adviser is responsible for payment of the Fund’s ordinary expenses. The directors noted that the Company acknowledges in the Advisory Agreement that the Adviser and its affiliates expect to receive compensation from third parties in connection with services provided under the Advisory Agreement. The directors further noted that the Adviser receives payments from the wrap fee program sponsors (the “Sponsors”) that use the Fund as an investment vehicle for their clients.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the underlying fund advised by the Adviser in which the Fund invests.

*

Following transactions completed on November 13, 2019 that may have been deemed to have been an “assignment” causing termination of the Fund’s investment advisory agreement, a new investment advisory agreement, having the same terms as the prior one, was entered into by the Fund and the Adviser.

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The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2017 and 2018 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution

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expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying fund advised by the Adviser in which the Fund invests. The directors noted that the Adviser is compensated by the Sponsors. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing the Fund’s performance against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended July 31, 2019 and (in the case of comparisons with the broad-based securities market index) for the period from inception. The directors were cognizant that the Fund was neither designed nor offered as a standalone investment and was intended to serve solely as a component of certain separately managed accounts (“SMAs”). The Adviser had explained that this attribute made it difficult to select an appropriate benchmark for the Fund. At the directors’ request, the Adviser provided information showing the weighting of the Fund in a current SMA and the overall performance of the SMA versus its stated benchmark. Based on their review, and their discussion with the Adviser of the reasons for the Fund’s underperformance in certain periods, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees

The directors considered the advisory fee rate payable by the Fund to the Adviser (zero) and information provided by the 15(c) service provider showing the fees payable by other fund families used in wrap fee programs similar to that of the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds.

The directors noted the unusual arrangements in the Advisory Agreement providing for no advisory fee but were cognizant that the Adviser is indirectly compensated by the Sponsors for its services to the Fund. The directors reviewed the fee arrangements between the Adviser and each of

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 65

the current Sponsors and noted that such fees were negotiated on an arm’s length basis and were within the range of fees paid by wrap fee sponsors to other advisers of similar funds. While the Adviser’s fee arrangements with the Sponsors vary, the directors acknowledged the Adviser’s view that a portion of such fees (less the expenses of the Fund paid by the Adviser) may reasonably be viewed as compensating the Adviser for advisory services it provides to the Fund (the “implied fee”) and that the Adviser believes that while the Sponsors pay the Adviser different fee rates, the rate of fee attributable to Fund management at the Fund level is the same for all Sponsors. The directors also considered the fee rate schedules used by other registered investment companies that invest in fixed income securities that are advised by the Adviser.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors recognized that such information was of limited utility in light of the Fund’s unusual fee arrangement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant. The directors also compared the advisory fee rate for the Fund with that for another fund advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the

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substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors did not consider comparative expense information for the Fund because the Fund does not bear ordinary expenses.

Economies of Scale

The directors did not consider the extent to which fee levels in the Advisory Agreement for the Fund reflect economies of scale because the Advisory Agreement does not provide for any compensation to be paid to the Adviser by the Fund and the Fund’s expense ratio is zero. They did note, however, that the fee payable to the Adviser by the current Sponsors declines at a breakpoint based on either individual account sizes or on total assets managed by the Adviser for the Sponsor.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL EQUITY (continued)

GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio1

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

FIXED INCOME (continued)

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio1

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to July 12, 2019, Total Return Bond Portfolio was named Intermediate Bond Portfolio; prior to February 5, 2020, Tax-Aware Fixed Income Opportunities Portfolio was named Tax-Aware Fixed Income Portfolio.

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AB TAXABLE MULTI-SECTOR INCOME SHARES

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

TMSIS-0151-0420

APR    04.30.20

ANNUAL REPORT

AB TAX-AWARE REAL RETURN INCOME SHARES

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Tax-Aware Real Return Income Shares (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB TAX-AWARE REAL RETURN INCOME SHARES | 1

ANNUAL REPORT

June 16, 2020

This report provides management’s discussion of fund performance for AB Tax-Aware Real Return Income Shares for the annual reporting period ended April 30, 2020. Please note, shares of this Fund are available only to separately managed accounts or participants in “wrap fee” programs or other investment programs approved by the Adviser.

The Fund commenced investment operations on May 2, 2011 and continued operations through March 20, 2014, the date on which all shares of the Fund were redeemed. Between March 20, 2014 and November 12, 2019, the Fund did not conduct investment operations. The Fund resumed investment operations on November 13, 2019. The performance information shown is only for the current activation period. Because the Fund has had periods in which it was not conducting investment operations, its performance is not comparable to the performance of other mutual funds.

The investment objective of the Fund is to maximize real after-tax return for investors subject to federal income taxation.

NAV RETURNS AS OF APRIL 30, 2020 (unaudited)

	Since Inception[1]	12 Months

AB TAX-AWARE REAL RETURN INCOME SHARES	-10.43%	—

Bloomberg Barclays 1-10 Year TIPS Index	3.28%	—

1	Current activation date: 11/12/2019.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg Barclays 1-10 Year Treasury Inflation Protected Securities (“TIPS”) Index, for the period since the Fund’s inception on November 12, 2019, through April 30, 2020. Due to limited performance history, there is no discussion of performance versus the benchmark for the 12-month period.

The Fund underperformed the benchmark for the period since inception. The Fund invests primarily in municipal bonds and uses tax-efficient hedges for inflation protection. The Fund’s lower-than-benchmark interest-rate risk detracted, relative to the benchmark, as rates fell. Furthermore, owning municipal bonds and an overweight to credit detracted as the highest-quality assets, treasuries, outperformed. An overweight to consumer price index (“CPI”) hedges also detracted. Yield-curve positioning in seven- to 10-year duration municipals contributed, as did security selection within the toll roads/transit sector.

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The Fund utilized derivatives in the form of interest rate swaps for hedging purposes, which added to absolute performance, while total return swaps and CPI swaps for hedging purposes detracted.

MARKET REVIEW AND INVESTMENT STRATEGY

Themes of strong demand, light supply and supportive credit fundamentals were prominent until the last couple months of the 12-month period ended April 30, 2020. In March, these themes sharply reversed and volatility spiked dramatically. The novel coronavirus pandemic quickly led to the increase in market volatility and to a sharp economic contraction. In this environment, investors fled to cash from nearly every other type of investment, and stocks and bonds fell dramatically. The municipal bond market was not spared; after 60 consecutive weeks of inflows, municipal bond funds had record outflows. Municipals had shown strong absolute and relative performance prior to March, with yields declining 0.8% to over 1%, depending on the maturity since April of 2019. In March, open-end funds had to sell vast quantities of bonds to meet shareholder redemptions, and this selling contributed to yields rising over 2% in less than two weeks. The municipal market did recover toward the end of March and into April as investor demand returned following the actions taken by the US Federal Reserve to address market liquidity and the passing of the Coronavirus Aid, Relief, and Economic Security Act, which included direct aid to municipalities. As a result, after the large moves during both periods, yields for high-grade municipal bonds ended lower for the 12-month period by 0.3% to 0.7%, with yields for shorter-maturity bonds declining more; for the six-month period, longer-maturity municipal yields were higher by about 0.15% and shorter-maturity bonds declined by about 0.3%. Over both the six- and 12-month periods, the additional yield provided by more credit-sensitive bonds increased.

The Fund’s Senior Investment Management Team (the “Team”) continues to focus on real after-tax return by investing in municipal bonds that generate income exempt from federal income taxes. In seeking to manage volatility and interest-rate risk, the Team focuses on intermediate-term bonds and seeks to provide inflation protection by entering inflation swap agreements or investing in other inflation-protected instruments.

INVESTMENT POLICIES

The Fund seeks real after-tax return for investors who are subject to federal income taxes. Real return is the rate of return after adjusting for inflation. The Fund pursues its objective by investing primarily in municipal securities that pay interest exempt from federal taxation and by using inflation protection derivatives instruments. Municipal securities may pay interest that is subject to the federal alternative minimum tax for certain taxpayers.

(continued on next page)

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The Fund may invest in fixed-income securities with any maturity or duration. The Fund may also invest without limit in fixed-income securities that are rated below investment grade (commonly known as “junk bonds”).

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings.

The Fund may make significant use of derivatives, including swaps, futures, options and forwards. To provide inflation protection, the Fund will enter into various kinds of inflation swap agreements. The Fund may use other inflation-protected instruments. Payments to the Fund pursuant to swaps will result in taxable income, either ordinary income or capital gains, rather than income exempt from federal taxation. The Fund may at times seek a substantial amount of inflation protection and, consequently, may generate substantial taxable income. It is expected that the Fund’s primary use of derivatives will be for the purposes of inflation protection.

The Fund may utilize leverage for investment purposes through the use of tender option bond transactions (“TOBs”). The Adviser will consider the impact of TOBs, swaps and other derivatives in making its assessments of the Fund’s risks. The resulting exposures to markets, sectors, issuers or specific securities will be continuously monitored by the Adviser.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays 1-10 Year TIPS Index is unmanaged and does not reflect fees and expenses associated with the active management of a fund. The Bloomberg Barclays 1-10 Year TIPS Index represents the performance of US Treasury inflation-indexed securities with maturities between one and ten years. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have and may in the future have an adverse effect on the Fund’s investments and net asset value and can lead to increased market volatility. For example, any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the Fund’s portfolio companies. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

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DISCLOSURES AND RISKS (continued)

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Congress has previously considered making changes to the municipal securities provisions of the Internal Revenue Code that could change the US federal income tax treatment of certain types of municipal securities.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline

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DISCLOSURES AND RISKS (continued)

as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk.

Leverage Risk: To the extent the Fund uses leveraging techniques, such as TOBs, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Illiquid Investments Risk: Illiquid investments risk exists when particular investments, such as lower-rated securities, are or become difficult to purchase or sell, possibly preventing the Fund from selling such investments at an advantageous price. The Fund is subject to illiquid investments risk because the market for municipal securities is generally smaller than many other markets. Derivatives and securities involving substantial market and credit risk tend to involve greater illiquid investments risk than most other types of investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 227 4618. The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance assumes reinvestment of distributions and does not account for taxes. The Fund has been in operation only for a short period of time, and therefore has a very limited historical performance period. This limited performance period is unlikely to be representative of the performance the Portfolio will achieve over a longer period.

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DISCLOSURES AND RISKS (continued)

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus and/or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

11/12/20191 TO 4/30/2020

This chart illustrates the total value of an assumed $10,000 investment in AB Tax-Aware Real Return Income Shares (from 11/12/20191 to 4/30/2020) as compared to the performance of its benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

1	Current activation date: 11/12/2019.

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HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2020 (unaudited)

NAV Returns

Since Inception[1]	-10.43%

AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2020 (unaudited)

NAV Returns

Since Inception[1]	-11.43%

The prospectus fee table shows the fees and the total operating expenses of the Fund as 0.00% because the Adviser does not charge any fees or expenses and reimburses Fund operating expenses except certain extraordinary expenses, taxes, brokerage costs and the interest on borrowings or certain leveraged transactions. Participants in a wrap fee program or other investment program eligible to invest in the Fund pay fees to the program sponsor and should review the program brochure or other literature provided by the sponsor for a discussion of fees and expenses charged.

1	Current activation date: 11/12/2019.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you may incur various ongoing non-operating and extraordinary costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 12, 2019+	Ending Account Value April 30, 2020	Expenses Paid During Period*	Annualized Expense Ratio*
Actual	$1,000	$895.70	$0.04	0.01%
Hypothetical**	$1,000	$1,023.31	$0.05	0.01%

+	Commencement of operations.

*

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 171/366 (to reflect the since inception period). The Fund’s operating expenses are borne by the Adviser or its affiliates.

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

April 30, 2020 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $18.8

1

All data are as of April 30, 2020. The Fund’s quality rating breakdown is expressed as a percentage of the Fund’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc.(“Moody’s”) and Fitch Ratings, Ltd.(“Fitch”). The Fund considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment-grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments, such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

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PORTFOLIO OF INVESTMENTS

April 30, 2020

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 84.2%
Long-Term Municipal Bonds – 82.1%
Alabama – 3.3%
Lower Alabama Gas District (The) 4.00%, 12/01/2050	$580	$617,015

Alaska – 2.6%
Alaska Industrial Development & Export Authority 4.00%, 04/01/2033	445	477,957

Arizona – 4.0%
City of Phoenix Civic Improvement Corp. Series 2019A 5.00%, 07/01/2034	390	435,369
Series 2019B 5.00%, 07/01/2033	275	315,939

		751,308

Colorado – 3.5%
Weld County School District No. RE-2 Eaton 5.00%, 12/01/2026-12/01/2027	530	661,605

Connecticut – 10.6%
City of New Haven CT Series 2017A 5.25%, 08/01/2026	70	78,011
Connecticut State Health & Educational Facilities Authority Series 2019U 2.00%, 07/01/2033	1,055	1,070,952
Series 2020A 5.00%, 07/01/2034	515	588,094
State of Connecticut Series 2020A 5.00%, 01/15/2031	215	258,202

		1,995,259

Delaware – 4.7%
State of Delaware 3.00%, 03/01/2028	850	884,119

District of Columbia – 3.3%
District of Columbia 5.00%, 12/01/2031	490	616,489

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Florida – 0.6%
Greater Orlando Aviation Authority Series 2019A 5.00%, 10/01/2027	$95	$111,176

Illinois – 6.1%
Illinois Finance Authority 5.00%, 09/01/2032	100	105,535
Sales Tax Securitization Corp. Series 2020A 5.00%, 01/01/2026	270	299,125
State of Illinois Series 2017D 5.00%, 11/01/2027	175	169,545
Series 2018A 5.00%, 10/01/2025	295	290,047
Series 2019A 5.00%, 11/01/2025	290	285,003

		1,149,255

Kentucky – 7.0%
City of Ashland KY (Ashland Hospital Corp. Obligated Group) 5.00%, 02/01/2027	100	112,802
Kentucky Public Energy Authority (Morgan Stanley) Series 2019C 4.00%, 02/01/2050	570	613,964
Louisville/Jefferson County Metropolitan Government Series 2020A 4.00%, 10/01/2040	575	580,480

		1,307,246

Michigan – 1.6%
Michigan Finance Authority Series 2015F 4.50%, 10/01/2029	100	102,260
Michigan State University Series 2019C 5.00%, 08/15/2032	160	199,554

		301,814

Missouri – 1.3%
Missouri Highway & Transportation Commission Series 2019B 5.00%, 11/01/2021	225	238,846

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New Jersey – 1.8%
New Jersey Transportation Trust Fund Authority 5.00%, 12/15/2031	$330	$334,125

New York – 5.7%
Metropolitan Transportation Authority Series 2012C 5.00%, 11/15/2030	260	260,424
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2019B 5.00%, 11/01/2035	200	242,088
New York Liberty Development Corp. (One Bryant Park LLC) 2.80%, 09/15/2069	210	194,979
New York State Urban Development Corp. Series 2013E 5.00%, 03/15/2021	355	367,336

		1,064,827

North Carolina – 2.1%
Raleigh Durham Airport Authority Series 2020A 5.00%, 05/01/2027	340	398,317

Ohio – 6.5%
Buckeye Tobacco Settlement Financing Authority Series 2020A 5.00%, 06/01/2033-06/01/2035	495	582,166
State of Ohio Series 20192 5.00%, 12/15/2024	545	636,010

		1,218,176

Pennsylvania – 9.2%
City of Philadelphia PA Series 2019B 5.00%, 02/01/2030	155	197,076
Commonwealth Financing Authority Series 2018 5.00%, 06/01/2025	120	134,578
Lower Merion School District Series 2019B 5.00%, 04/01/2023	710	790,173
Pennsylvania Turnpike Commission 5.00%, 12/01/2021	575	609,448

		1,731,275

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Texas – 1.0%
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2014 5.00%, 07/01/2029	$100	$99,053
Port Beaumont Navigation District (Jefferson Railport Terminal II LLC) 3.625%, 01/01/2035(a)	100	81,734

		180,787

Virginia – 1.8%
Federal Home Loan Mortgage Corp. 2.65%, 06/15/2036(a)	100	103,690
Virginia College Building Authority Series 2019 5.00%, 02/01/2026	190	227,806

		331,496

Washington – 1.0%
City of Seattle WA Municipal Light & Power Revenue 5.00%, 09/01/2023	165	186,036

West Virginia – 3.4%
State of West Virginia Series 2019A 5.00%, 06/01/2027	515	645,290

Wisconsin – 1.0%
UMA Education, Inc. 5.00%, 10/01/2034(a)	50	51,169
Wisconsin Public Finance Authority (Roseman University of Health Sciences) 5.00%, 04/01/2030(a)	140	140,102

		191,271

Total Long-Term Municipal Bonds (cost $16,171,909)		15,393,689

Short-Term Municipal Notes – 2.1%
Missouri – 2.1%
Missouri Highway & Transportation Commission Series 2019B 5.00%, 11/01/2020 (cost $402,695)	395	403,461

Total Municipal Obligations (cost $16,574,604)		15,797,150

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PORTFOLIO OF INVESTMENTS (continued)

	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 4.2%
Investment Companies – 4.2%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.35%(b)(c)(d) (cost $788,799)	788,799	$788,799

Total Investments – 88.4% (cost $17,363,403)		16,585,949
Other assets less liabilities – 11.6%		2,174,237

Net Assets – 100.0%		$18,760,186

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note C)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
USD	4,000	12/24/2021	1.753%	CPI#	Maturity	$(120,489)	$—	$(120,489)
USD	3,000	02/10/2023	1.558%	CPI#	Maturity	(97,287)	—	(97,287)
USD	2,500	12/24/2024	1.846%	CPI#	Maturity	(125,298)	—	(125,298)
USD	2,000	02/10/2027	1.755%	CPI#	Maturity	(99,448)	—	(99,448)
USD	2,600	12/24/2029	1.978%	CPI#	Maturity	(185,278)	—	(185,278)
USD	1,000	02/10/2035	1.914%	CPI#	Maturity	(73,301)	—	(73,301)

						$(701,101)	$—	$(701,101)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note C)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
USD	5,800	11/25/2021	1.585%	3 Month LIBOR	Semi-Annual/ Quarterly	$(133,235)	$—	$(133,235)
USD	5,300	01/23/2023	1.672%	3 Month LIBOR	Semi-Annual/ Quarterly	(213,901)	—	(213,901)
USD	14,400	11/29/2024	1.538%	3 Month LIBOR	Semi-Annual/ Quarterly	(795,335)	—	(795,335)
USD	4,700	11/25/2026	1.581%	3 Month LIBOR	Semi-Annual/ Quarterly	(349,312)	—	(349,312)
USD	3,500	01/23/2031	1.890%	3 Month LIBOR	Semi-Annual/ Quarterly	(470,571)	—	(470,571)

						$(1,962,354)	$—	$(1,962,354)

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PORTFOLIO OF INVESTMENTS (continued)

TOTAL RETURN SWAPS (see Note C)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Barclays Bank PLC
Barclays Capital US Inflation Linked Bonds 1 to 10 Year	3 Month LIBOR Plus 0.25%	Maturity	USD	8,572	12/23/2020	$203,338
Barclays Capital US Inflation Linked Bonds 1 to 10 Year	3 Month LIBOR Plus 0.25%	Maturity	USD	14,032	12/29/2020	327,419
Barclays Capital US Inflation Linked Bonds 1 to 10 Year	3 Month LIBOR Plus 0.25%	Maturity	USD	8,635	01/23/2021	181,214

						$711,971

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2020, the aggregate market value of these securities amounted to $376,695 or 2.0% of net assets.

(b)	Affiliated investments.

(c)	The rate shown represents the 7-day yield as of period end.

(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

As of April 30, 2020, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 0.0% and 0.0%, respectively.

Glossary:

LIBOR – London Interbank Offered Rates

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES

April 30, 2020

Assets
Investments in securities, at value
Unaffiliated issuers (cost $16,574,604)	$15,797,150
Affiliated issuers (cost $788,799)	788,799
Cash	2,635
Cash collateral due from broker	1,291,722
Unrealized appreciation on total return swaps	711,971
Interest receivable	173,530
Affiliated dividends receivable	171
Receivable due from Adviser	40

Total assets	18,766,018

Liabilities
Payable for variation margin on centrally cleared swaps	5,587
Dividends payable	245

Total liabilities	5,832

Net Assets	$18,760,186

Composition of Net Assets
Shares of beneficial interest, at par	$21
Additional paid-in capital	21,248,183
Accumulated loss	(2,488,018)

$18,760,186

Net Asset Value Per Share—unlimited shares of beneficial interest authorized, $.00001 par value (based on 2,095,229 common shares outstanding)	$8.95

See notes to financial statements.

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STATEMENT OF OPERATIONS

For the Period of November 12, 2019(a) to April 30, 2020

Investment Income
Interest	$94,499
Dividends—Affiliated issuers	40,577
Other income(b)	2,526	$137,602

Expenses
Bank overdraft expense	1,254

Total expenses		1,254

Net investment income		136,348

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions		(53,409)
Swaps		164,732
Net change in unrealized appreciation/depreciation of:
Investments		(777,454)
Swaps		(1,951,484)

Net loss on investment transactions		(2,617,615)

Net Decrease in Net Assets from Operations		$(2,481,267)

(a)	Commencement of operations.

(b)	Other income includes a reimbursement for investment in affiliated issuer (see Note B).

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	November 12, 2019(a) to April 30, 2020
Increase (Decrease) in Net Assets from Operations
Net investment income	$136,348
Net realized gain on investment transactions	111,323
Net change in unrealized appreciation/depreciation of investments	(2,728,938)

Net decrease in net assets from operations	(2,481,267)
Distribution to Shareholders	(7,743)
Transactions in Shares of Beneficial Interest
Net increase	21,249,196

Total increase	18,760,186
Net Assets
Beginning of period	– 0	–

End of period	$18,760,186

(a)	Commencement of operations.

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

April 30, 2020

NOTE A

Significant Accounting Policies

AB Corporate Shares (the “Trust”) was organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated January 26, 2004. The Trust is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company. The Trust operates as a “series” company currently offering five separate portfolios: AB Corporate Income Shares, AB Municipal Income Shares, AB Taxable Multi-Sector Income Shares, AB Impact Municipal Income Shares and AB Tax-Aware Real Return Income Shares. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to AB Tax-Aware Real Return Income Shares (the “Fund”). The Fund commenced investment operations on May 2, 2011 and continued operations through March 20, 2014, the date on which all shares of the Fund were redeemed. Between March 20, 2014 and November 12, 2019, the Fund did not conduct investment operations. The Fund resumed investment operations on November 12, 2019.

Shares of the Fund are offered exclusively to holders of accounts established under wrap-fee programs sponsored and maintained by certain registered investment advisers approved by AllianceBernstein L.P. (the “Adviser”). The Fund’s shares may be purchased at the relevant net asset value without a sales charge or other fee. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at

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NOTES TO FINANCIAL STATEMENTS (continued)

the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m.,

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NOTES TO FINANCIAL STATEMENTS (continued)

Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

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NOTES TO FINANCIAL STATEMENTS (continued)

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2020:

Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets:
Long-Term Municipal Bonds	$—	$15,393,689	$—	$15,393,689
Short-Term Municipal Notes	—	403,461	—	403,461
Short-Term Investments	788,799	—	—	788,799

Total Investments in Securities	788,799	15,797,150	—	16,585,949
Other Financial Instruments(a):
Assets:
Total Return Swaps	—	711,971	—	711,971
Liabilities:
Centrally Cleared Inflation (CPI) Swaps	—	(701,101)	—	(701,101	)(b)
Centrally Cleared Interest Rate Swaps	—	(1,962,354)	—	(1,962,354	)(b)

Total	$788,799	$13,845,666	$—	$14,634,465

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax

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NOTES TO FINANCIAL STATEMENTS (continued)

positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current tax year) and has concluded that no provision for income tax is required in the Fund’s financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the Advisory Agreement, the Fund pays no advisory fee to the Adviser and the Adviser reimburses or pays for the Fund’s operating expenses. The Fund is an integral part of separately managed accounts in wrap-fee programs and other investment programs. Typically, participants in these programs pay a fee to their investment adviser for all costs and expenses of the separately managed account, including costs and expenses associated with the Fund, and a fee is paid by their investment adviser to the Adviser. In certain cases, participants may have a direct relationship with the Adviser without the involvement of a third party investment adviser, in which case the participant would pay a fee directly to the Adviser. The Adviser serves as investment manager and adviser of the Fund and continuously furnishes an investment program for the Fund and manages, supervises and conducts the affairs of the Fund, subject to the supervisions of the Fund’s Board. The Advisory Agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Fund for, office space, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services.

The Fund has entered into a distribution agreement with AllianceBernstein Investments, Inc., the Fund’s principal underwriter (the “Underwriter”), to permit the Underwriter to distribute the Fund’s shares, which are sold at

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NOTES TO FINANCIAL STATEMENTS (continued)

their net asset value without any sales charge. The Fund does not pay a fee for this service. The Underwriter is a wholly owned subsidiary of the Adviser.

AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, acts as the Fund’s registrar, transfer agent and dividend-disbursing agent. ABIS registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders. The Fund does not pay a fee for this service.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2020. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to reimburse its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the period ended April 30, 2020, such reimbursement amounted to $2,526.

A summary of the Fund’s transactions in AB mutual funds for the period ended April 30, 2020 is as follows:

Fund	Market Value 11/12/19(a) (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 4/30/20 (000)	Dividend Income (000)
Government Money Market Portfolio	$0	$22,782	$21,993	$789	$41

(a)	Commencement of operations.

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.) (“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximately 64.9% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns less than 10% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to

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NOTES TO FINANCIAL STATEMENTS (continued)

market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

Sales under the Plan that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Fund’s investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Fund subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the period ended April 30, 2020 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$17,545,228	$1,310,756
U.S. government securities	102,552	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$17,363,403

Gross unrealized appreciation	$858,570
Gross unrealized depreciation	(3,462,304)

Net unrealized depreciation	$(2,603,734)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. A swap is an

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NOTES TO FINANCIAL STATEMENTS (continued)

agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

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NOTES TO FINANCIAL STATEMENTS (continued)

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the period ended April 30, 2020, the Fund held interest rate swaps for hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the

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NOTES TO FINANCIAL STATEMENTS (continued)

Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the period ended April 30, 2020, the Fund held inflation (CPI) swaps for hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the period ended April 30, 2020, the Fund held total return swaps for hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

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NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended April 30, 2020, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts			Receivable/Payable for variation margin on centrally cleared swaps	$2,663,455	*

Equity contracts	Unrealized appreciation on total return swaps	$711,971

Total		$711,971		$2,663,455

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$164,732	$(2,663,455)
Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	0	711,971

Total		$164,732	$(1,951,484)

The following table represents the average monthly volume of the Fund’s derivative transactions during the period ended April 30, 2020:

Centrally Cleared Interest Rate Swaps:
Average notional amount	$32,233,333	(a)
Centrally Cleared Inflation Swaps:
Average notional amount	$12,700,000	(b)
Total Return Swaps:
Average notional amount	$26,633,333	(a)

(a)	Positions were open for six months during the year.

(b)	Positions were open for five months during the year.

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NOTES TO FINANCIAL STATEMENTS (continued)

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of April 30, 2020. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset			Cash Collateral Received*			Security Collateral Received*	Net Amount of Derivative Assets
Barclays Bank PLC	$711,971	$	– 0	–	$	– 0	–	$628,663	$83,308

Total	$711,971	$	– 0	–	$	– 0	–	$628,663	$83,308	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

NOTE D

Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	Shares	Amount
	November 12, 2019(a) to April 30, 2020	November 12, 2019(a) to April 30, 2020

Shares sold	2,550,264	$25,272,794

Shares redeemed	(455,035)	(4,023,598)

Net increase	2,095,229	$21,249,196

(a)	Commencement of operations.

NOTE E

Risks Involved in Investing in the Fund

Market Risk—The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which

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NOTES TO FINANCIAL STATEMENTS (continued)

increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have and may in the future have an adverse effect on the Fund’s investments and net asset value and can lead to increased market volatility. For example, any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the Fund’s portfolio companies. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

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NOTES TO FINANCIAL STATEMENTS (continued)

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Congress has previously considered making changes to the municipal securities provisions of the Internal Revenue Code that could change the U.S. federal income tax treatment of certain types of municipal securities

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of

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NOTES TO FINANCIAL STATEMENTS (continued)

reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Illiquid Investments Risk—Illiquid investments risk exists when particular investments, such as lower-rated securities, are or become difficult to purchase or sell, possibly preventing the Fund from selling such investments at an advantageous price. The Fund is subject to illiquid investments risk because the market for municipal securities is generally smaller than many other markets. Derivatives and securities involving substantial market and credit risk tend to involve greater illiquid investments risk than most other types of investments.

LIBOR Risk—The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

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NOTES TO FINANCIAL STATEMENTS (continued)

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

NOTE F

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended April 30, 2020.

NOTE G

Distributions to Shareholders

The tax character of distributions paid during the period ended April 30, 2020 was as follows:

	2020
Distributions paid from:
Ordinary income	$	– 0	–

Total taxable distributions paid		– 0	–
Tax-exempt distributions		7,743

Total distributions paid		$7,743

As of April 30, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$81,682
Undistributed tax-exempt income	84,477
Accumulated capital and other losses	(50,198	)(a)
Unrealized appreciation/(depreciation)	(2,603,734	)(b)

Total accumulated earnings/(deficit)	$(2,487,773	)(c)

(a)	As of April 30, 2020, the Fund had a net capital loss carryforward of $50,198.

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NOTES TO FINANCIAL STATEMENTS (continued)

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax treatment of swaps.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of April 30, 2020, the Fund had a net short-term capital loss carryforward of $50,198, which may be carried forward for an indefinite period.

During the current fiscal period, permanent differences primarily due to non-deductible excise tax paid resulted in a net decrease in accumulated loss and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE H

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The Fund has adopted ASU 2017-08, which did not have a material impact on the Fund’s financial position or the results of its operations, and had no impact on the Fund’s net assets.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

November 12, 2019(a) to April 30, 2020

Net asset value, beginning of period	$10.00

Income From Investment Operations

Net investment income(b)	.07

Net realized and unrealized loss on investment transactions	(1.11)

Net decrease in net asset value from operations	(1.04)

Less: Dividends

Dividends from net investment income	(.01)

Net asset value, end of period	$8.95

Total Return

Total investment return based on net asset value(c)	(10.43)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$18,760

Ratio to average net assets of:

Expenses(d)	.01%^

Net investment income	1.55%^

Portfolio turnover rate	10%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	The expense ratio, excluding bank overdraft expense, is .00%.

^	Annualized.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AB Corporate Shares and Shareholders of

AB Tax-Aware Real Return Income Shares:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Tax-Aware Real Return Income Shares (the “Fund”) (one of the series constituting AB Corporate Shares (the “Trust”)), including the portfolio of investments, as of April 30, 2020, and the related statements of operations and changes in net assets and financial highlights for the period from November 12, 2019 (commencement of operations) to April 30, 2020 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting AB Corporate Shares) at April 30, 2020, the results of its operations, the changes in its net assets and its financial highlights for the period from November 12, 2019 (commencement of operations) to April 30, 2020, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

of securities owned as of April 30, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

June 26, 2020

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BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Jeanette Loeb(1) Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

R.B. “Guy” Davidson III(2)^, Vice President Terrance T. Hults(2), Vice President Matthew J. Norton(2), Vice President Andrew D. Potter(2), Vice President	Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services,
Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Municipal Bond Investment Team. Messrs. Davidson, Hults, Norton and Potter are the investment professionals primarily responsible for the day-to-day management of the Fund’s portfolio.

^	Mr. Davidson is expected to retire from the Adviser effective December 30, 2020.

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MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Certain information concerning the Trust’s Trustee is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INTERESTED TRUSTEE

Robert M. Keith,# 1345 Avenue of the Americas New York, NY 10105 60 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business with which he had been associated since prior to 2004.	90	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES

Marshall C. Turner, Jr.,## Chairman of the Board 78 (2005)	Private Investor since prior to 2015. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	90	Xilinx, Inc. (programmable logic semi-conductors) since 2007

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Jorge A. Bermudez,## 69 (2020)	Private investor since prior to 2015. Former Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.	90	Moody’s Corporation since April 2011

Michael J. Downey,## 76 (2005)	Private Investor since prior to 2015. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2015 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	90	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Nancy P. Jacklin,## 72 (2006)	Private Investor since prior to 2015. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	90	None

Jeanette Loeb,## 68 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as a Director of the AB Funds since April 2020.	90	Apollo Investment Corp. (business development company) since August 2011

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Carol C. McMullen,## 64 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Advisory Board of Butcher Box (since 2018). Formerly, member, the Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	90	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Garry L. Moody,## 68 (2008)	Private Investor since prior to 2015. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	90	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Earl D. Weiner,## 80 (2007)	Senior Counsel since 2017, Of Counsel from 2007 to 2016, and Partner prior to then, of the law firm Sullivan & Cromwell LLP. He is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	90	None

*	The address for each of the Trust’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Trust’s Trustees.

***

The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Trust.

#	Mr. Keith is an “interested person” of the Trust, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officers

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 60	President and Chief Executive Officer	See biography above.

R.B. “Guy” Davidson, III^ 59	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2015. He is also Chief Investment Officer – Municipal Business.

Terrance T. Hults 54	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2015. He is also Co-Head – Municipal Portfolio Management.

Matthew J. Norton 37	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2015. He is also Co-Head – Municipal Portfolio Management.

Andrew D. Potter 35	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2015.

Emilie D. Wrapp 64	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2015.

Michael B. Reyes 43	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2015.

Joseph J. Mantineo 61	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2015.

Phyllis J. Clarke 59	Controller	Vice President of ABIS**, with which she has been associated since prior to 2015.

Vincent S. Noto 55	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the since prior to 2015.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Trust.

^	Mr. Davidson is expected to retire from the Adviser effective December 30, 2020.

The Trust’s Statement of Additional Information (“SAI”) has additional information about the Trust’s Trustees and Officers and is available without charge upon request. Contact your financial representative or ABI at (800)-227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”). Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund’s Board with such annual report during the first quarter of 2020, which covered the period December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner. Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, taking into account any holdings of less liquid and illiquid assets. The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP. The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP, and there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of AB Corporate Shares (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Tax-Aware Real Return Income Shares (the “Fund”) at a meeting held on November 4-6, 2019 (the “Meeting”.)*

Prior to approval of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors noted that the Fund is designed as a vehicle for the wrap fee account market (where investors pay fees to a wrap fee sponsor which pays investment fees and expenses from such fee). The directors also noted that no advisory fee is payable by the Fund to the Adviser, that the Advisory Agreement does not include the reimbursement provision for certain administrative expenses included in the advisory agreements of most of the open-end AB Funds, and that the Adviser is responsible for payment of the Fund’s ordinary expenses. The directors noted that the Company acknowledges in the Advisory Agreement that the Adviser and its affiliates expect to receive compensation from third parties in connection with services provided to the Fund under the Advisory Agreement. The directors further noted that the Adviser would receive payments from the wrap fee program sponsors (the “Sponsors”) that use the Fund as an investment vehicle for their clients.

The directors considered their knowledge of the nature and quality of the services to be provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the AB Funds.

*

Following transactions completed on November 13, 2019 that may have been deemed to have been an “assignment” causing termination of the Fund’s investment advisory agreement, a new investment advisory agreement, having the same terms as the prior one, was entered into by the Fund and the Adviser.

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The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services To Be Provided

The directors considered the scope and quality of services to be provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the AB Funds. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Fund under the Advisory Agreement.

Costs of Services To Be Provided and Profitability

Because the Fund had not yet commenced operations, the directors were unable to consider historical information about the profitability of the Fund. However, the Adviser agreed to provide the directors with profitability information in connection with future proposed continuances of the Advisory Agreement. They also considered the costs to be borne by the Adviser in providing services to the Fund and that the Fund was unlikely to be profitable to the Adviser unless it achieves a material level of net assets.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund. The directors noted that the Adviser would be compensated by the Sponsors. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

Since the Fund had not yet commenced operations, no performance or other historical information for the Fund was available. The Adviser

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manages another fund with an investment strategy similar to that proposed for the Fund, and, at the Meeting, the directors reviewed performance information for that fund.

Advisory Fees

The directors considered the advisory fee rate payable by the Fund to the Adviser (zero) and reviewed information prepared by an analytical service that is not affiliated with the Adviser showing the advisory fees payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors noted the unusual arrangements in the Advisory Agreement providing for no advisory fee but were cognizant that the Adviser would be indirectly compensated by the Sponsors for its services to the Fund. While the Adviser’s fee arrangements with the Sponsors would vary, the directors acknowledged the Adviser’s view that a portion of such fees (less the expenses of the Fund to be paid by the Adviser) may reasonably be viewed as compensating the Adviser for advisory services it would provide to the Fund (the “implied fee”) and that the Adviser believes that while the Sponsors would pay the Adviser different fee rates, the rate of fee attributable to Fund management at the Fund level would be the same for all Sponsors. The directors also considered the fee rate schedules used by other registered investment companies that invest in fixed income securities that are advised by the Adviser.

The Adviser informed the directors that there were no institutional products managed by it that utilize investment strategies similar to those proposed for the Fund.

Since the Fund would not bear ordinary expenses, the directors did not consider comparative expense information.

Economies of Scale

Since the Advisory Agreement does not provide for any compensation to be paid to the Adviser by the Fund and the Fund’s expense ratio would be zero, the directors did not consider the extent to which fee levels in the Advisory Agreement reflect economies of scale.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL EQUITY (continued)

GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio1

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

FIXED INCOME (continued)

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio1

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to July 12, 2019, Total Return Bond Portfolio was named Intermediate Bond Portfolio; prior to February 5, 2020, Tax-Aware Fixed Income Opportunities Portfolio was named Tax-Aware Fixed Income Portfolio.

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NOTES

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NOTES

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NOTES

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NOTES

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NOTES

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AB TAX-AWARE REAL RETURN INCOME SHARES

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

TARRIS-0151-0420

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody and Marshall C. Turner, Jr. qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed* by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years, for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Corp Income Shares	2019	$32,537	$—	$24,243
	2020	$32,537	$—	$21,140
AB Taxable Multi-Sector Income Shares	2019	$36,041	$—	$23,758
	2020	$36,041	$—	$20,463
AB Municipal Income Shares	2019	$45,353	$—	$26,166
	2020	$45,353	$—	$21,061
AB Impact Municipal Income Shares	2019	$29,731	$—	$22,320
	2020	$29,731	$—	$21,518
AB Tax-Aware Real Return Income Shares	2019	N/A	N/A	N/A
	2020	$22,500	$—	$12,272

*	The Fund’s Adviser absorbs all ordinary Fund expenses, including the Fund’s audit fees, audit-related fees and tax fees.

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Service Affiliates”):

			Total Amount of foregoing Column Pre-approved by the
		All Fees for Non- Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Corp Income Shares	2019	$415,236	$24,243
			$—
			$(24,243)
	2020	$975,431	$21,140
			$—
			$(21,140)
AB Taxable Multi-Sector Income Shares	2019	$414,751	$23,758
			$—
			$(23,758)
	2020	$974,754	$20,463
			$—
			$(20,463)
AB Municipal Income Shares	2019	$417,159	$26,166
			$—
			$(26,166)
	2020	$975,352	$21,061
			$—
			$(21,061)
AB Impact Municipal Income Shares	2019	$413,313	$22,320
			$—
			$(22,320)
	2020	$975,809	$21,518
			$—
			$(21,518)
AB Tax-Aware Real Return Income Shares	2019	N/A	N/A
			$—
			N/A
	2020	$966,563	$12,272
			$—
			$(12,272)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13.	EXHIBITS

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Corporate Shares

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: June 29, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: June 29, 2020

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: June 29, 2020